Exhibit 10.7
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT BANK OF AMERICA, N.A. As Lender And AEROPOSTALE, INC. The Borrower November 13, 2007

Article 1 TABLE OF CONTENTS — Definitions: -1- Article 2 — The Revolving Credit: -23- 2-1. Establishment of Revolving Credit -23- 2-2. Intentionally Omitted -23- 2-3. Intentionally Omitted -23- 2-4. Risks of Value of Collateral -23- 2-5. Loan Requests -23- 2-6. Making of Loans Under Revolving Credit -25- 2-7. The Loan Account -26- 2-8. The Revolving Credit Notes -27- 2-9. Payment of The Loan Account -27- 2-10. Interest Rates -28- 2-11. Additional Fees -28- 2-12. Intentionally Omitted -29- 2-13. Line (Unused Fee) -29- 2-14. Intentionally Omitted -29- 2-15. Concerning Fees -29- 2-16. Lender’s Discretion -29- 2-17.. Procedures For Issuance of L/C’s -29- 2-18 Fees For L/C’s -30- 2-19. Cash Collateralization of L/Cs -31- 2-20. Concerning L/C’s -31- 2-21. Changed Circumstances -33- 2-22. Increased Costs -34- 2-23. Lender’s Commitments -35- Article 3 — Conditions Precedent: -36- 3-2. Corporate Due Diligence -36- 3-3. Opinion -36- 3-4. Additional Documents -36- 3-5. Officers’ Certificates -36- 3-6. Representations and Warranties -37- 3-7. Borrowing Base Certificate -37- 3-8. All Fees and Expenses Paid -37- 3-9. Financial Projections -37- 3-10. Borrower’s Assets -37- 3-11. Lien Search -37- 3-12. Perfection of Collateral -37- 3-13. Insurance -37- 3-14. No Suspension Event -38- 3-15. No Adverse Change -38- 3-16. Execution and Delivery of Agreement -38-

Article 4 — General Representations, Covenants and -38- Warranties: , 4-1. Payment and Performance of Liabilities , -38- 4-2. Due Organization — Corporate Authorization — No -38- Conflicts 4-3. Trade Names -39- 4-4. Intellectual Property -39- 4-5. Locations -40- 4-6. Title to Assets -41- 4-7. Indebtedness , -42- 4-8. Insurance Policies -43- 4-9. Licenses , -43- 4-10. Leases , -44- 4-11. Requirements of Law -44- 4-12. Maintain Properties -44- 4-13. Pay Taxes/Tax Shelter Regulations -45- 4-14. No Margin Stock -46- 4-15. ERISA -46- 4-16. Hazardous Materials -46- 4-17. Litigation -47- 4-18. Dividends or Investments -47- 4-19. Loans -48- 4-20. Protection of Assets -48- 4-21. Line of Business -48- 4-22. Affiliate Transactions -49- 4-23. Additional Assurances -49- 4-24. Adequacy of Disclosure -50- 4-25. Investments -50- 4-26. Prepayments of Indebtedness -50- 4-27. Other Covenants -51- Article 5 — Financial Reporting and Performance Covenants: -51- 5-1. Maintain Records -51- 5-2. Access to Records -51- 5-3. Prompt Notice to Lender -52- 5-4. Intentionally Omitted -53- 5-5. Borrowing Base Certificates -53- 5-6. Monthly Reports -53- 5-7. Quarterly Reports -53- 5-8. Annual Reports -54- 5-9. Intentionally Omitted -54- 5-10. Inventories, Appraisals, and Audits -54- 5-11. Additional Financial Information -56- 5-12. Intentionally Omitted -56- Article 6 — Use and Collection of Collateral: -56- 6-1. Use of Inventory Collateral -56- 6-2. Adjustments and Allowances -57-

6-3. Validity of Accounts -57- 6-4. Notification to Account Debtors -57- Article 7 — Cash Management. Payment of Liabilities: -58- 7-1. Depository Accounts -58- 7-2. Credit Card Receipts -58- 7-3. The Concentration, Blocked, and Operating Accounts -59- 7-4. Proceeds and Collection of Accounts -59- 7-5. Payment of Liabilities -60- 7-6. The Operating Account -61- Article 8 — Grant of Security Interest: -61- 8-1. Grant of Security Interest -61- 8-2. Extent and Duration of Security Interest -62- Article 9 — Lender As Borrower’s Attorney-In-Fact: -63- 9-1. Appointment as Attorney-In-Fact -63- 9-2. No Obligation to Act -63- Article 10 — Events of Default: -64- 10-1. Failure to Pay Revolving Credit , -64- 10-2. Failure To Make Other Payments , -64- 10-3. Failure to Perform Covenant or Liability (No Grace -64- Period) 10-4. Failure to Perform Covenant or Liability (Limited -64- Grace Period) 10-5. Failure to Perform Covenant or Liability (Grace Period) -64- 10-6. Misrepresentation -65- 10-7. Default of Other Debt -65- 10-8. Default of Leases -65- 10-9. Uninsured Casualty Loss -65- 10-10. Judgment. Restraint of Business -65- 10-11. Business Failure -65- 10-12. Bankruptcy -66- 10-13. Indictment — Forfeiture -66- 10-14. Default by Guarantor or Subsidiary -66- 10-15. Termination of Guaranty -66- 10-16. Challenge to Loan Documents -66- 10-17. Intentionally Omitted -66- 10-18. Change in Control -67- Article 11 — Rights and Remedies Upon Default: -67- 11-1. Rights of Enforcement -67- 11-2. Sale of Collateral -67- 11-3. Occupation of Business Location -68- 11-4. Grant of Nonexclusive License -69- 11-5. Assembly of Collateral -69- 11-6. Rights and Remedies -69-

Article 12 — Notices: -69- 12-1. Notice Addresses -69- 12-2. Notice Given -70- Article 13 — Term; -71- 13-1. Termination of Revolving Credit -71- 13-2. Effect of Termination -71- Article 14 — General: -71- 14-1. Protection of Collateral -71- 14-2. Successors and Assigns -72- 14-3. Severability -72- 14-4. Amendments. Course of Dealing -72- 14-5. Power of Attorney -72- 14-6. Application of Proceeds -73- 14-7. Costs and Expenses of Lender -73- 14-8. Copies and Facsimiles -73- 14-9. Massachusetts Law -73- 14-10. Consent to Jurisdiction -74- 14-11. Indemnification -74- 14-12. Rules of Construction -75- 14-13. Intent -76- 14-14. Right of Set-Off. -77- 14-15. Maximum Interest Rate -77- 14-16. Waivers -77- 14-17. Confidentiality -78- 14-18. Press Releases -79- 14-19. No Advisory or Fiduciary Responsibility -79- 14-20. USA PATRIOT Act Notice -80- 14-21. Existing Loan Agreement Amended and Restated -80-

EXHIBITS 2-8 : Revolving Credit Note 4-2 : Related Entities 4-3 : Trade Names 4-5 : Locations, Leases, and Landlords 4-6 : Encumbrances 4-7 : Indebtedness 4-8 : Insurance Policies 4-10 : Capital Leases 4-13 : Taxes 4-17 : Litigation 4-22 : : Permitted Management Fees and Other Affiliated Transactions 4-23 : : Excluded Assets 5-5 : : Form of Borrowing Base Certificate 6-3 : : Bonds and Deposits 7-1 : DDAs 7-2 : Credit Card Arrangements

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT November 13, 2007 THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made between Bank of America, N.A. (the “Lender”), a national banking association with offices at 100 Federal Street, Boston, Massachusetts 02110 and Aeropostale, Inc., (hereinafter, the “Borrower”), a Delaware corporation with its principal executive offices at 1372 Broadway, New York, New York 10020 in consideration of the mutual covenants contained herein and benefits to be derived herefrom, WITNESSETH: WHEREAS, Aeropostale, Inc., f/k/a MSS-Delaware, Inc. entered into an Amended and Restated Loan and Security Agreement dated as of October 7, 2003 with Fleet Retail Finance Inc, as agent for the lenders party thereto and such lenders (as amended and in effect, the “Existing Loan Agreement”); and WHEREAS, Fleet Retail Finance, Inc. has assigned all of its right, title and interest under the Existing Loan Agreement to Bank of America, N.A.; WHEREAS, Aeropostale, Inc., is the successor in interest by merger to MSS-Delaware, Inc. and WHEREAS, the Borrower desires to amend and restate the Existing Loan Agreement in order (a) to increase the amount of the Loan Ceiling (as hereinafter defined) to $150,000,000, and (b) to make certain other amendments to the terms and conditions of the Existing Loan Agreement; and NOW, THEREFORE, the parties hereto agree that the Existing Loan Agreement shall be amended and restated in its entirety to read as follows: Article 1 — Definitions: As herein used, the following terms have the following meanings or are defined in the section of this Agreement so indicated: “Acceptable Blank Stock Inventory”: Inventory of the Loan Parties which consists of blank t-shirts and other items of apparel which are in the possession of third Persons for processing, which Inventory otherwise would be deemed Acceptable

Inventory and as to which the Lender has received an agreement from such processor in form and substance reasonably acceptable to the Lender. “Acceptable L/C Inventory”: Inventory which is the subject of a Documentary L/C in favor of a foreign manufacturer or vendor of such Inventory, which Inventory is to be manufactured for, or delivered to, the Loan Parties and will become Acceptable In-Transit Inventory within seventy-five (75) days after the date of issuance of the Documentary L/C. “Acceptable In-Transit Inventory”: Inventory-in-transit to a Loan Party, title to which has passed to the Loan Party which Inventory has been placed with a carrier (f.o.b.) for shipment to the Loan Parties , and which Inventory is scheduled to be received within fifty (50) days at a Loan Party’s distribution center, as to which Inventory the Lender has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances (it being understood, however, that the Lender will not require possession of the Documents of Title or any foreign filings to be deemed “perfected”); provided that such Inventory shall be deemed to be Acceptable In-Transit Inventory only if the Lender has received an agreement (to the extent relevant to such Inventory) with (i) each sourcing agent under any of the Loan Party’s sourcing agreements, and (ii) each Loan Party’s custom brokers, each satisfactory in form and substance to the Lender. Notwithstanding the foregoing, the Lender, periodically (but in no event in months other than July through October of any year), may, in its reasonable discretion, include Inventory which otherwise satisfies the requirements of this definition but for the fact that title has not yet passed to a Loan Party as Acceptable In-Transit Inventory, but only if the Lender has received written confirmation from the applicable sourcing agent that title to such Inventory will pass to a Loan Party upon receipt of payment of a sum certain and the Borrower has requested the Lender to make, and has Availability for, a Revolving Credit Loan to pay such sourcing agent in such amount. “Acceptable Inventory”: Such of the Loan Parties Inventory, at such locations, and of such types, character, qualities and quantities, as the Lender in its sole discretion from time to time determines to be acceptable for borrowing, including, without limitation, Acceptable In-Transit Inventory and Acceptable L/C Inventory (but excluding Acceptable Blank Stock Inventory), as to which Inventory, the Lender has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances. Without limiting the generality of the foregoing, Acceptable Inventory shall in no event include Inventory that is not salable, non-merchandise categories (such as labels, bags and packaging), Inventory not located in the United States (other than Acceptable In-Transit Inventory and Acceptable L/C Inventory), samples, damaged goods, return-to-vendor merchandise, and packaway Inventory. “Accounts” and “Accounts Receivable” include, without limitation, “accounts” as defined in the UCC, and also all: accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and -2-

receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance; all “contract rights” as formerly defined in the UCC; all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; and all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account. “ACH”: Automated clearing house. “Account Debtor”: Has the meaning given that term in the UCC and includes all credit card processors of the Borrower. “Adjusted Eurodollar Rate”: With respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent) equal to (a) the Eurodollar Rate for such Interest Period multipliedby (b) the Statutory Reserve Rate. “AGC”: Aero GC Management LLC, a Virginia Limited Liability Company with an address of 112 West 34th Street., New York, New York 10120, a single member managed LLC, where Borrower is the sole member. “Aeropostale Canada”: Aeropostale Canada, Inc., an Ontario Canada corporation with a United States address of 112 West 34th Street., New York, New York 10120, a wholly owned Subsidiary of the Borrower. “Affiliate”: With respect to any two Persons, a relationship in which (a) one holds, directly or indirectly, not less than twenty-five percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (b) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (c) not less than twenty- five percent (25%) of their respective ownership is directly or indirectly held by the same third Person. “Aggregate Outstandings”: At any time of determination, the sum of (a) the Revolving Credit Loans outstanding, plus (b) the Stated Amount of L/Cs outstanding. “Applicable Margin”: Shall mean the following percentages based upon the following performance criteria: Level Average Outstandings Eurodollar Loans Margin Prime Rate Margin Line (Unused) Fee Less than $50,000,000 0.75% 0% 0.125%

II i Greater than or | equal to 1.00% 0% 0.125% | $50,000,000 and less than J___ $100,000,000 III Greater than or equal to 1.25% 0% 0.15% $100,000,000 The Applicable Margin shall be adjusted quarterly as of the first day of each February, May, August, and November, commencing February 1, 2008, based upon the Borrower’s Average Outstandings calculated for the most recent quarter then ended. Upon the occurrence of an Event of Default, at the option of the Lender, interest shall be determined in the manner set forth in Section 2-10(f). “Appraised Value”: The net appraised liquidation value of the Loan Parties’ Inventory as set forth in the Loan Parties’ stock ledger (expressed as a percentage of the Cost of such Inventory), each as reasonably determined from time to time by the Lender in accordance with its customary procedures and based upon the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Lender. Availability”: The lesser of the Loan Ceiling or the Borrowing Base; Minus (I) The then unpaid principal balance of the Loan Account. Minus (II) The then Stated Amount of all L/Cs. Minus (III) Unreimbursed L/C Obligations. “Average Outstandings”: For any three month period, the sum of (a) the average Revolving Credit Loans outstanding during such period, plus (b) the average Stated Amount of L/Cs outstanding during such period. “AWI”: Aeropostale West, Inc., a Delaware corporation with an address of 201 Willowbrook Blvd., Wayne, New Jersey 07470, a wholly owned Subsidiary of the Borrower. “Bank Products”: Any services or facilities provided to a Loan Party by the Lender or any of its Affiliates (but excluding Cash Management Services), including without limitation, on account of leasing, swap and other hedging contracts. -4-

“Bank Product Reserves”: Such reserves as the Lender from time to time determine in its discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding. “Bankruptcy Code”: Title 11, U.S.C., as amended from time to time. “Base Rate Loan”: Each Revolving Credit Loan while bearing interest at the Prime Rate. “Blocked Account”: Is defined in Section 7-3. “Borrower”: Is defined in the Preamble. “Borrowing Base”: The amounts calculated to the following formulae, as applicable: (a) If the outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs is less than or equal to $75,000,000 in the aggregate, the result of the following: (i) 95% of the book value (as determined in accordance with GAAP) of Acceptable Inventory, plus (ii) 85% of the face amount of Eligible Credit Card Receivable; minus (iii) Reserves. (b) If the outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs is greater than $75,000,000 in the aggregate, the result of the following: (i) 85% of the most recent Appraised Value of Acceptable Inventory multiplied by the Cost of Acceptable Inventory, plus (ii) 85% of the face amount of Eligible Credit Card Receivable; minus (iii) Reserves. “Borrowing Base Certificate”: Is defined in Section 5-5. “Business Day”: Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts or New York, New York, generally are not open to the general public for the purpose of conducting commercial banking -5-

business; or (c) a day on which the Lender is not open to the general public to conduct business, and, if such day relates to any Eurodollar Loan, means any such day on which dealings in dollar deposits are conducted by and between banks in the London interbank market. “Business Plan”: The Borrower’s then current business plan and any revision, amendment, or update of such business plan to which the Lender has provided its written sign-off. “Capital Expenditures”: The expenditure of funds or the incurrence of liabilities which are capitalized in accordance with GAAP, provided that for purposes of this Agreement, capital expenditures funded by the proceeds from the incurrence of Indebtedness permitted hereunder, by the proceeds received from the sale of assets permitted pursuant to §4-12(d) hereof, by casualty insurance proceeds or condemnation proceeds shall, to the extent of such proceeds, not be deemed Capital Expenditures. “Capital Lease”: Any lease which is capitalized in accordance with GAAP. “Cash Dominion Event”: Either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrowers to maintain Availability in an amount greater than 15% of the then Borrowing Base. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to achieve Availability as required hereunder, until Availability has exceeded 15% of the then Borrowing Base for 30 consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Availability exceeds the required amount for 30 consecutive Business Days) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasion(s) during any calendar year. “Cash Equivalents” shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition by such Person, (ii) time deposits and certificates of deposit of any commercial bank incorporated in the United States of recognized standing having capital and surplus in excess of $100,000,000 with maturities of not more than twelve (12) months from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in clause (i) above, provided that there shall be no restriction on the maturities of such underlying securities pursuant to this clause (iii) entered into with a bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by the parent corporation of any -6-

commercial bank (provided that the parent corporation and the bank are both incorporated in the United States) of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by any Person incorporated in the United States rated at least A-l or the equivalent thereof by Standard & Poor’s Ratings Group or at least P-l or the equivalent thereof by Moody’s Investors Service, Inc. and in each case maturing not more than twelve (12) months after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (v) above. “Cash Management Reserves “: Such reserves as the Lender, from time to time, determines in its discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding. “Cash Management Services”: Any one or more of the following types or services or facilities provided to a Loan Party by the Lender or any of its Affiliates: (a) automated clearinghouse transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant card services. “Change in Control”: The occurrence of any of the following: (a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 30% or more of the issued and outstanding capital stock of the Borrower (on a fully diluted basis) having the right, under ordinary circumstances, to vote for the election of directors of the Borrower. (b) Persons (“Continuing Directors”) who (i) were directors of the Borrower on the first day of any period consisting of twelve (12) consecutive calendar months (the first of which twelve (12) month periods commencing with the first day of the month during which this Agreement was executed), or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower cease, for any reason other than death or disability or replacement (in the ordinary course of business and not as a result of any change in the equity ownership of the Borrower), to constitute a majority of the directors of the Borrower. “Chattel Paper”: Has the meaning given that term in the UCC. “Collateral”: Is defined in Section 8-1. -7-

“Commercial Tort Claim”: Has the meaning given that term in the UCC. “Commitment”: Subject to the provisions of Section 2-23, as of the Second Amendment Effective Date, as follows: LENDER DOLLAR COMMITMENT COMMITMENT PERCENTAGE Bank of America, N.A. [ $150,000,000.00 | 100% “Commitment Percentage”: As provided in the Definition of “Commitment”, above. “Concentration Account”: Is defined in Section 7-3. “Consolidated”: With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP. “Cost”: The lower of (a) the calculated cost of purchases, as determined from invoices received by the Borrower, the Borrower’s purchase journal or stock ledger, based upon the Borrower’s accounting practices, known to the Lender, which practices are in effect on the date on which this Agreement was executed; or (b) the cost equivalent of the lowest ticketed or promoted price at which the subject inventory is offered to the public, after all mark- downs (whether or not such price is then reflected on the Borrower’s accounting system), which cost equivalent is determined in accordance with the retail method of accounting, reflecting the Borrower’s historic business practices. “Cost” does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrower’s calculatibn of cost of goods sold. “Cost Factor”: The result of 1 minus the Borrower’s then’cumulative markup percent derived from the Borrower’s purchase journal on a rolling 12-month basis. “Costs of Collection”: Includes, without limitation, all reasonable attorneys’ fees and reasonable out-of-pocket expenses incurred by the Lender’s attorneys, and all reasonable costs incurred by the Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender, Which costs and expenses are directly or indirectly related to or in respect of the Lender’s: administration and management of the Liabilities (other than customary bverhead expenses); negotiation, documentation, and amendment of any Loan Document; or efforts to -8-

preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Lender’s Rights and Remedies and/or any of the Lender’s rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities, and at the Lender’s option may bear interest at the highest post-default rate which the Lender may charge the Borrower hereunder as if such had been lent, advanced, and credited by the Lender to, or for the benefit of, the Borrower. Notwithstanding the foregoing, the entitlement of any Lender to “Costs of Collection” is limited to the extent provided in §14-7 hereof. “DDA”: Any checking or other demand daily depository account maintained by a Loan Party. “Default Interest Event”: The occurrence of any of the following: (a) The acceleration of the time for payment of the Liabilities upon the occurrence of an Event of Default. (b) The occurrence of any Event of Default under Sections 10- 1, 10-2, 10-11, or 10-12 hereof. (c) The failure of the Borrower to comply with the provisions of Section 5-5(which failure continues for five Business Days), or Sections 5-6 or 5-7(which failures continue for fifteen (15) Business Days), or Article 7. “Deposit Account”: Has the meaning given that term in the UCC. “Documents”:Has the meaning given that term in the UCC. “Documents of Title”: Has the meaning given that term in the UCC. “Dollar Commitment”: As provided in the Definition of “Commitment”, above. “Eligible Credit Card Receivables”: As of any date of determination, Accounts due to a Loan Party from VISA, MasterCard, American Express, Diners Club, Discovercard, and other major credit card processors reasonably acceptable to the Lender, in its reasonable discretion, as arise in the ordinary course of business, and which have been earned by performance and are deemed by the Lender in its discretion to be eligible for inclusion in the calculation of the Borrowing Base. None of the following shall be deemed to be Eligible Credit Card Receivables: (a) Accounts that have been outstanding for more than five (5) Business Days from the date of sale; -9-

(b) Accounts with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Lender); (c) Accounts that are not subject to a first priority security interest in favor of the Lender; (d) Accounts which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted by the related credit card processor (but only to the extent of such dispute, counterclaim, offset or chargeback); (e) Accounts as to which the credit card processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor; (f) Accounts arising from the use of a private label credit card of a Loan Party; or (g) Accounts (other than VISA, Master Card, American Express, Diners Club and Discovercard) which the Lender determines in its reasonable commercial discretion acting in good faith to be unlikely to be collected. “Employee Benefit Plan”: As defined in Section 3(2) of ERISA. “Encumbrance”: Each of the following: (a) Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale (to the extent of recourse) of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise. (b) The filing of any financing statement under the UCC or comparable law of any jurisdiction. “End Date”: The date upon which both (a) all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments) have been paid in full and (b) all obligations of any Lender to make loans and advances and to provide other financial accommodations to the Borrower hereunder shall have been irrevocably terminated. -10-

“Environmental Laws”: All of the following: (a) Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect. (b) The common law relating to damage to Persons or property from Hazardous Materials. “Equipment”: Includes, without limitation, “equipment” as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrower’s business, and any and all accessions or additions thereto, and substitutions therefor. “ERISA”: The Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate”: Any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended. “Eurodollar Business Day”: Any day which is both a Business Day and a day on which the principal Eurodollar market in which Bank of America, N.A. participates is open for dealings in United States Dollar deposits. “Eurodollar Loan”: Any Revolving Credit Loan which bears interest at the Adjusted Eurodollar Rate. Eurodollar Rate”: For any Interest Period with respect to a Eurodollar Loan, (a) the rate per annum equal to the rate determined by the Lender to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Lender to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Lender as the 11-

rate of interest at which deposits in dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Loan being made, continued or converted by Bank of America, N.A. and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period. “Events of Default”: Is defined in Article 10. “Existing Loan Agreement”: Has the meaning set forth in the Recitals hereto. “Federal Funds Effective Rate”: For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions. “Fee Letter”: The letter agreement, dated November 13, 2007, between the Borrower and the Lender with respect to certain fees payable to the Lender in connection with this Agreement.. “Fixtures”: Has the meaning given that term in the UCC. “GAAP”: Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Lender, the Borrower shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrower’s chief financial officer, on which the effect of such Material Accounting Change to the statement with which provided shall be described. “General Intangibles”: Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to a Loan Party; credit memoranda in favor of a Loan Party; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any - 12-

settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of a Loan Party to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Loan Parties in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold or leased, by a Loan Party or credit extended or services performed, by a Loan Party, whether intended for an individual customer or the general business of a Loan Party, or used or useful in connection with research by a Loan Party. “Goods”: Has the meaning given that term in the UCC. “Guarantor” and “Guarantors”: means individually and collectively AWI, Jimmy’Z, AGC and any other subsidiary of the Borrower which executes and delivers a Guarantor Agreement. “Guarantor Agreement”: Each instrument and document executed by a Guarantor of the Liabilities to evidence or secure the Guarantor’s guaranty thereof. “Hazardous Materials”: Any (a) hazardous materials, hazardous waste, hazardous or toxic substances, petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state. “Indebtedness”: All indebtedness and obligations of or assumed by any Person on account of or in respect to any of the following: (a) In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money. -13-

(b) In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated). (c) In connection with the sale or discount of accounts receivable or chattel paper of such Person other than the sale of retail Accounts to credit card processors. (d) On account of deposits or advances. (e) As lessee under Capital Leases. (f) On account of net obligations under any swap or hedging contract. (g) With respect to obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person, or any warrant, right or option to acquire such equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plusaccrued and unpaid dividends. “Indebtedness” also includes: (x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person. (y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any Indebtedness of any third party, other than endorsements of negotiable instruments for collection in the ordinary course of business. (z) The Indebtedness of a partnership or joint venture in which such Person is a general partner or joint venturer to the extent that the holder of such Indebtedness has recourse to such Person. “Indemnified Claim”: Is defined in Section 14-11. “Indemnified Person”: Is defined in Section 14-11. “Instruments”: Has the meaning given that term in the UCC. “Interest Payment Date”: With reference to: Each Eurodollar Loan: The last day of the Interest Period relating thereto and, in addition, if such Eurodollar Loan has an Interest Period of -14-

greater than three months, the last day of the third month of such Interest Period; the Termination Date; and the End Date. Each Base Rate Loan: the first day of each month; the Termination Date; and the End Date. “Interest Period”: (a) With respect to each Eurodollar Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Eurodollar Loan and ending one, two, three or six months thereafter, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Lender. (b) With respect to each Base Rate Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Rate Loan and ending on that date (i) as of which the subject Base Rate Loan is converted to a Eurodollar Loan, as the Borrower may elect by notice (pursuant to Section 2-5(a)) to the Lender, or (ii) on which the subject Base Rate Loan is paid by the Borrower. (c) The setting of Interest Periods is in all instances subject to the following: (i) Any Interest Period for a Base Rate Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day. (ii) Any Interest Period for a Eurodollar Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends. (iii) Subject to Subsection (iv), below, any Interest Period applicable to a Eurodollar Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends. (iv) Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date. (v) The number of Interest Periods in effect at any one time is subject to Section 2-10(d) hereof. “Inventory”: Includes, without limitation, “inventory” as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished -15-

under a contract or contracts of sale or service by the Borrower, or used or consumed or to be used or consumed in the Borrower’s business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing. “Investment Property”: Has the meaning given that term in the UCC. “ISP”: With respect to any L/C, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). “Issuer”: Bank of America, N.A. “Jimmy’Z”: Jimmy’Z Surf Co., Inc., a Delaware corporation with an address of 112 West 34th Street, New York, New York 10120, a wholly owned Subsidiary of the Borrower. “L/C”: Any letter of credit, the issuance of which is procured by the Lender for the account of the Borrower and any banker’s acceptance made on account of such letter of credit. “Lease”: Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrower is entitled to the use or occupancy of any space. “Lender”: Defined in the Preamble to this Agreement. “Lender’s Rights and Remedies”: Is defined in Section 11-6. “Letter of Credit Rights”: Has the meaning given that term in the UCC and also shall refer to any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or at the time is entitled to demand payment or performance. “Liabilities” (in the singular, “Liability”): Includes, without limitation, all and each of the following, whether now existing or hereafter arising: (a) Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Lender, each of every kind, nature, and description under the Loan Documents. (b) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrower to the Lender under the Loan Documents (including all future advances whether or not made pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action -16-

which the Lender may hold against the Borrower under the Loan Documents. (c) All notes and other obligations of the Borrower now or hereafter assigned to or held by the Lender with respect to the Loan Documents, each of every kind, nature, and description. (d) All interest, fees, and charges and other amounts which may be charged by the Lender to the Borrower under the Loan Documents and/or which may be due from the Borrower to the Lender under the Loan Documents from time to time. (e) All costs and expenses incurred or paid by the Lender in respect of any of the Loan Documents (including, without limitation, Costs of Collection, reasonable attorneys’ fees, and all court and litigation costs and expenses). (f) Any and all covenants of the Borrower to or with the Lender and any and all obligations of the Borrower to act or to refrain from acting in accordance with under Loan Documents. (f) All obligations on account of Bank Products and Cash Management Services. (g) Each of the foregoing as if each reference to the “Lender “ therein were to each Affiliate of the Lender. “Line (Unused) Fee”:Is defined in Section 2-13. “Liquidity Requirement”: With respect to any acquisition or payment, (i) no Suspension Event or Event of Default then exists or would arise from the consummation of the specified transaction and the making of any payments with respect thereto, (ii) the Borrower has furnished the Lender with a pro forma balance sheet, income statement and cash flow statement (including, without limitation, a projection of Availability) for the subsequent 12 month period, after giving effect to the consummation of the specified transaction and the making of any payments with respect thereto; and (iii) the Lender is reasonably satisfied that Availability, after giving effect to such specified transaction and the making of any payments with respect thereto, will be at least equal to 20% of the Borrowing Base for the 12 months following such specified transaction and the making of such payments; and (iv) the Lender is reasonably satisfied that, after giving effect to such specified transaction and the making of any payments with respect thereto, the Borrower will be solvent. “Loan Account”: Is defined in Section 2-7. “Loan Ceiling”: $150,000,000.00. -17-

“Loan Documents”: This Agreement, each instrument and document executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction which arises out of any depository, letter of credit, interest rate protection, foreign exchange or other hedging agreement, or equipment leasing services provided by the Lender or any Affiliate of the Lender, as each may be amended from time to time. “Loan Party” or “Loan Parties”: individually and collectively the Borrower and each Guarantor. “Material Accounting Change”: Any change in GAAP applicable to accounting periods subsequent to the Borrower’s fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Borrower’s financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrower, when compared with such condition or results as if such change had not taken place. “Material Adverse Effect”: A material adverse effect upon (i) the Loan Parties business, properties, operations or financial affairs, taken as a whole, or (ii) the Collateral, taken as a whole, or (iii) the ability of the Loan Parties to perform their respective obligations under this Agreement and the other Loan Documents, taken as a whole, or (iv) the validity, enforceability, perfection or priority of this Agreement or the other Loan Documents or of the rights and remedies of the Lender under any Loan Document, taken as a whole. “Maturity Date”: November 13, 2012. “Operating Account”: Is defined in Section 7-3. “Participant”:Is defined in Section 14-14, hereof. “Payment Intangibles”: Has the meaning given that term in the UCC and shall also refer to any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation. “Permitted Acquisition”: The investment in, the purchase of stock of, or the purchase of all or a substantial part of the assets or properties of any Person, or the entering into of any transaction, merger (with the Borrower as the surviving entity), consolidation or exchange of securities with any Person, in which each of the following conditions are satisfied: (a) The type of business of such Person is generally the same type of business (or is included in the types of business) in which the Borrower is engaged or a business reasonably related thereto. -18-

(b) Immediately after giving effect to the transaction, the Liquidity Requirement is satisfied. (c) Prior to and immediately after giving effect to the transaction, no Suspension Event exists or will arise. (d) The aggregate consideration (exclusive of the value of any common equity of the Borrower issued or delivered in connection with such transaction) however classified, whether cash, property or assumption of Indebtedness, in connection with all such transactions shall not exceed $100,000,000.00 in any fiscal year. (e) All action required to be undertaken pursuant to Section 4- 18(f) by any Subsidiary created in connection with such transaction has been completed to the reasonable satisfaction of the Lender. “Permitted Encumbrances”: Those Encumbrances permitted as provided in Section 4-6(a) hereof. “Person”: Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity. “Prime Rate”: For any day, the higher of: (a) the variable annual rate of interest then most recently announced by Bank of America, N.A. at its head office in Charlotte, North Carolina as its “Prime Rate”; and (b) the Federal Funds Effective Rate in effect on such day plus of 1% (0.50%) per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. If for any reason the Lender shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Lender to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in Bank of America’s Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in Bank of America’s Prime Rate or the Federal Funds Effective Rate, respectively. “Proceeds”: Includes, without limitation, “Proceeds” as defined in the UCC (defined below), and each type of property described in Section 8-1 hereof. “Receipts”: All cash, cash equivalents, checks, and credit card slips and receipts as arise out of the sale of the Collateral. “Receivables Collateral”: That portion of the Collateral which consists of the Loan Parties’ Accounts, Accounts Receivable, General Intangibles for the payment of money, Chattel Paper, Instruments, Investment Property, letters of credit for the -19-

benefit of a Loan Party, and bankers’ acceptances held by a Loan Party, and any rights to payment. “Related Entity”: (a) Any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which: is a parent, brother-sister, Subsidiary, or Affiliate, of the Borrower; could have such enterprise’s tax returns or financial statements consolidated with the Borrower’s; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(l), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrower is a member; controls or is controlled by the Borrower or by any Affiliate of the Borrower. (b) Any Affiliate. “Requirement of Law”: As to any Person: (a) (i) All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, governmental panel, or other governmental body which has jurisdiction over such Person, or any property of such Person. (b) That Person’s charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and (c) that Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable. “Reserves”: Without duplication of any other reserves or items that are otherwise addressed or excluded either through eligibility criteria or in the most recent appraisal conducted hereunder by an independent appraiser reasonably satisfactory to the Lender, such reserves as the Lender from time to time determines in its reasonable discretion exercised in good faith as being necessary or appropriate (a) to reflect the impediments to the Lender’s ability to realize upon the Collateral, (b) to reflect costs, expenses and other amounts that the Lender may incur or be required to pay to realize upon the Collateral, including, without limitation, on account of rent, customs and duties and Permitted Encumbrances, (c) to reflect changes in the determination of the saleability, at retail, of Acceptable Inventory, (d) to reflect such other factors as negatively affect the market value of the Acceptable Inventory, (e) on account of gift cards, gift certificates, merchandise credits and customer deposits, (f) Cash Management Reserves, and (g) Bank Product Reserves. “Responsible Officer”: means the chief executive officer, chief operating officer, president, chief financial officer, general counsel, chief accounting officer, treasurer, controller, vice president of finance of a Loan Party or any of the other individuals designated in writing to the Lender by an existing Responsible Officer -20-

of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Revolving Credit”: Is defined in Section 2-1. “Revolving Credit Note”: Is defined in Section 2-8. “Revolving Credit Loan”: A term of convenience which refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. “Second Amendment Effective Date”: The date upon which the conditions precedent set forth in Article 3 hereof have been satisfied or waived and this Agreement has become effective. “Secured L/Cs”: L/Cs which have been secured in the manner provided pursuant to Section 2-19 hereof. “Seller”: Federated Specialty Stores, Inc., an Ohio corporation. “Statutory Reserve Rate”: A fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Lender is subject with respect to the Adjusted Eurodollar Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Stated Amount”: The maximum amount for which an L/C may be honored. “Subordinated Indebtedness”: Indebtedness the payment of principal and interest of which is expressly subordinated in right of payment to the Liabilities, in such form and on such terms (which may include the payment of current interest until the occurrence, and during the continuance, of a Suspension Event) as are reasonably acceptable to the Lender. -21-

“Subsidiary”: As to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which at least fifty percent (50%) or more of the ordinary voting power (or equivalent interests) for the election of a majority of the board of directors (or other equivalent governing body) of such entity is held or controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person; or which is otherwise controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person through the exercise of voting power or otherwise. “Supporting Obligation”: Has the meaning given that term in the UCC and shall also refer to a Letter of Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument or Investment Property. “Suspension Event”: Any occurrence, circumstance, or state of facts which (a) is an Event of Default, which is continuing; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period. “Termination Date”: The earliest of (a) the Maturity Date; or (b) the occurrence of any event described in Section 10-12 hereof; or (c) date set by notice by the Lender to the Borrower, which notice sets the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10-12 hereof. “Trust Deposit Accounts”: Depository accounts established by the Loan Parties the proceeds of which are to be utilized solely for the payment of sales taxes, ad valorem taxes, withholding taxes and other similar taxes, and other depository accounts established by the Loan Parties for which such Loan Party is a trustee or other fiduciary for any other Persons. “UCC”: The Uniform Commercial Code as presently in effect in Massachusetts, provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Massachusetts, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be. “Unreimbursed L/C Obligations”: The then unpaid reimbursement obligations in respect of L/Cs which have been drawn, but which have not been repaid either by -22-

an advance under the Revolving Credit in accordance with the provisions of Section 2-17(e) hereof or otherwise. Article 2 — The Revolving Credit: 2-1. Establishment of Revolving Credit. (a) The Lender hereby establishes a revolving line of credit (the “Revolving Credit”) in the Borrower’s favor pursuant to which the Lender, subject to, and in accordance with, this Agreement, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrower as provided herein, up to the maximum amount of the Lender’s Dollar Commitment; provided that the outstanding amount of Revolving Credit Loans and the Stated Amount of L/Cs shall not at any time in the aggregate exceed the lesser of (A) the Loan Ceiling, or (B) the Borrowing Base. (b) The proceeds of borrowings under the Revolving Credit shall be used solely for working capital and general corporate purposes of the Borrower, including, without limitation, the repurchase of the Borrower’s capital stock, and for its Capital Expenditures, all solely to the extent permitted by this Agreement. 2-2. Intentionally Omitted.2-3. Intentionally Omitted. 2-4. Risks of Value of Collateral. The Lender’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Lender relative to the actual value of the asset in question. All risks concerning the collectability of the Borrower’s Accounts and the saleability of the Borrower’s Inventory are and remain upon the Borrower. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit. 2-5. oan Requests. (a) Subject to the provisions of this Agreement, a loan or advance under the Revolving Credit duly and timely requested by the Borrower shall be made pursuant hereto, provided that: (i) Availability will not be exceeded; (ii) If Aggregate Outstandings exceed $75,000,000, no loans, advances or other financial accommodations shall be made if as a result thereof the Aggregate Outstandings would exceed $100,000,000 until such time as the Lender has completed, and received the results of a commercial finance audit and inventory appraisal in accordance with the provisions of Section 5-10 hereof. -23-

(iii) The Revolving Credit has not been suspended as provided in Section 2-5(h). (b) Requests for loans and advances under the Revolving Credit may be requested by the Borrower in such manner as may from time to time be reasonably acceptable to the Lender. (c) Subject to the provisions of this Agreement, the Borrower may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving the Lender notice no later than the following: (i) If such Revolving Credit Loan is or is to be converted to a Base Rate Loan: By 1:00 PM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Rate Loans requested by the Borrower, other than those resulting from the conversion of a Eurodollar Loan, shall not be less than $10,000.00 (or the then Availability if less than $10,000.00). (ii) If such Revolving Credit Loan is, or is to be continued as, or converted to, a Eurodollar Loan: By 1:00 PM two (2) Eurodollar Business Days before the end of the then applicable Interest Period. Eurodollar Loans and conversions to Eurodollar Loans shall each be not less than 1,000,000.00 and in increments of $1,000,000.00 in excess of such minimum. (iii) Any Eurodollar Loan which matures while a Suspension Event is extant shall be converted, at the option of the Lender to a Base Rate Loan notwithstanding any notice from the Borrower that such Loan is to be continued as a Eurodollar Loan. (d) Any request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Eurodollar Business Day, as applicable. Each request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan shall be made in such manner as may from time to time be reasonably acceptable to the Lender (e) The Borrower may request that the Lender cause the issuance of L/C’s for the account of the Borrower as provided in Section 2-17. (f) The Lender may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Lender, in good faith, reasonably believes to have been made by a Person duly authorized to act on behalf of the Borrower and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Lender’s being furnished with such documentation concerning that Person’s authority to act as may be reasonably satisfactory to the Lender. (g) A request by the Borrower for loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by the Borrower that as of the date of such request, each of the following is true and correct: -24-

(i) There has been no material adverse change in the Borrower’s financial condition from the most recent financial information furnished to the Lender pursuant to this Agreement. (ii) All or a portion of any loan or advance so requested will be set aside by the Borrower to cover all of the Borrower’s obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit. (iii) Each representation which is made herein or in any of the Loan Documents (defined below) is then true and complete in all material respects as of and as if made on the date of such request (other than those which are as of a specific date, in which case such representation was true and complete in all material respects as of such date). (iv) No Suspension Event is then extant. (h) Upon the occurrence, and during the continuance, from time to time of any Suspension Event: (i) The Lender may suspend the Revolving Credit immediately. (ii) The Lender shall not be obligated, during such suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C. (iii) The Lender may suspend the right of the Borrower to request any Eurodollar Loan or to convert any Base Rate Loan to a Eurodollar Loan. 2-6. Making of Loans Under Revolving Credit. (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Borrower. (b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrower shall be indebted to the Lender for the amount thereof immediately) at the following: (i) The Lender’s initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrower’s instructions (if such loan or advance is of funds requested by the Borrower). (ii) The charging of the amount of such loan to the Loan Account (in all other circumstances). (c) There shall not be any recourse to or liability of the Lender, on account of: -25-

(i) Any delay in the making of any loan or advance requested under the Revolving Credit unless due to the Lender’s gross negligence or willful misconduct. (ii) Any delay in the proceeds of any such loan or advance constituting collected funds. (iii) Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Lender in accordance with wire instructions provided to the Lender by the Borrower. 2-7. The Loan Account. (a) An account (“Loan Account”) shall be opened on the books of the Lender. A record may be kept in the Loan Account of all loans made under or pursuant to this Agreement and of all payments thereon. (b) The Lender may also keep a record (either in the Loan Account or elsewhere, as the Lender may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Lender on account of the Liabilities and of all credits against such amounts so owed. (c) All credits against the Liabilities shall be conditional upon final payment to the Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned. (d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrower is obligated hereunder are payable on demand. (e) The Lender, without the request of the Borrower, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Lender is entitled from the Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Availability’s being exceeded. Such action on the part of the Lender shall not constitute a waiver of the Lender’s rights and Borrower’s obligations under Section 2-9(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2-7(e) shall bear interest, subject to Section 2-10(f), at the Prime Rate. (f) Absent manifest error, any statement rendered by the Lender to the Borrower concerning the Liabilities shall be considered correct and accepted by the Borrower and shall be conclusively binding upon the Borrower unless the Borrower provides the Lender with written objection thereto within sixty (60) days from the receipt of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Lender’s books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein. -26-

2-8. The Revolving Credit Notes. The obligation to repay loans and advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a promissory note (a “Revolving Credit Note”) in the form of EXHIBIT 2-8, annexed hereto, executed by the Borrower. Neither the original nor a copy of the Revolving Credit Note shall be required, however, to establish or prove any Liability. In the event that the Revolving Credit Note is ever lost, mutilated, or destroyed, upon receipt of an indemnification with respect to the lost Revolving Credit Note from the Lender in form and substance reasonably satisfactory to the Borrower and the Lender, the Borrower shall execute a replacement thereof and deliver such replacement to the Lender. 2-9. Payment of The Loan Account. (a) The Borrower may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date. Such payments shall be applied first to Base Rate Loans and only then to Eurodollar Loans. (b) The Borrower, without notice or demand from the Lender, shall pay the Lender that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account does not exceed Availability. Such payments shall be applied first to Base Rate Loans and only then to Eurodollar Loans. (c) Subject to the provisions of Section 7-5(c) hereof, the Lender shall endeavor to cause those applications of payments (if any), pursuant to Sections 2-9(a) and 2-9(b) against Eurodollar Loans then outstanding in such manner as results in the least cost to the Borrower, but shall not have any affirmative obligation to do so nor liability on account of the Lender’s failure to have done so. In no event shall action or inaction taken by the Lender excuse the Borrower from any indemnification obligation under Section 2-9(e). (d) The Borrower shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date. (e) The Borrower shall indemnify the Lender and hold the Lender harmless from and against any loss, cost or expense (excluding loss of anticipated profits) which the Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following: (i) Default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain its Eurodollar Loans. (ii) Default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another. (iii) The making of any payment on a Eurodollar Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of -27-

the applicable Interest Period with respect thereto, including interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain any such Loans as “breakage fees” (so-called). 2-10. Interest Rates. (a) Each Revolving Credit Loan shall bear interest at the Prime Rate plus the Applicable Margin for Base Rate Loans unless timely notice is given (as provided in Section 2- 5(a)) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Eurodollar Loan. (b) Each Revolving Credit Loan which consists of a Eurodollar Loan shall bear interest at the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Loans. (c) Subject to the provisions hereof, the Borrower, by notice to the Lender, may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Prime Rate or the Adjusted Eurodollar Rate as specified from time to time by the Borrower. (d) The Borrower shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Prime Rate, there are more than six (6) Interest Periods for Eurodollar Loans applicable to the Revolving Credit Loans at any one time. (e) The Borrower shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows: (i) On the applicable Interest Payment Date for that Revolving Credit Loan. (ii) On the Termination Date and on the End Date. (iii) Following the occurrence, and during the continuance, of any Event of Default, with such frequency as may be determined by the Lender. (f) Following the occurrence, and during the continuance, of any Default Interest Event (and whether or not the Lender exercises the Lender’s rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Lender, at a rate which is the aggregate of the interest rate then in effect plus two percent (2%) per annum. (g) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). 2-11. Additional Fees. -28-

In addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Lender a Line (Unused) Fee (so referred to herein) in arrears, on the first day of each month, commencing with the first month immediately following the Second Amendment Effective Date (and on the Termination Date). The Line (Unused) Fee shall be equal to Applicable Margin for Line (Unused) Fee per annum multiplied by the difference during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling and the Average Outstandings. 2-12. Intentionally Omitted.2-13. Line (Unused Fee). In addition to any other fee paid by Borrower on account of the Revolving Credit, the Borrower shall pay the Lender a Line (Unused) Fee (so referred to herein) in arrears, on the first day of each month, commencing with the first month immediately following the Second Amendment Effective Date (and on the Termination Date). The Line (Unused) Fee shall be equal to Applicable Margin for Line (Unused) Fee per annum multiplied by the difference during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between Loan Ceiling and the Average Outstandings. 2-14. Intentionally Omitted2-15. Concerning Fees. The Borrower shall not be entitled to any credit, rebate or repayment of the Commitment Fee, Line (Unused) Fee or other fee previously earned by the Lender pursuant to this Agreement notwithstanding any termination of this Agreement or suspension or termination of the Lender’s obligation to make loans and advances hereunder. 2-16. Lender’s Discretion. Each reference in the Loan Documents to the exercise of discretion or the like by the Lender shall be to its exercise of its reasonable judgement, in good faith, based upon the Lender’s consideration of any such factor as the Lender reasonably deems appropriate. 2-17. Procedures For Issuance of L/C’s. (a) The Borrower may request that the Lender cause the issuance of L/C’s for the account of the Borrower. Each such request shall be in such manner as may from time to time be acceptable to the Lender. (b) Subject to the provisions of Section 2.5(a)(ii), the Lender will endeavor to cause the issuance of any L/C so requested by the Borrower, provided that, at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2-5(h) and if so issued: (i) The aggregate Stated Amount of all L/C’s then outstanding, does not exceed Forty Million Dollars and No Cents ($40,000,000.00). -29-

(ii) The expiry of the L/C is not later than the Maturity Date. (iii) Availability would not be exceeded. (iv) Intentionally Omitted. (c) The Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be reasonably required by the Issuer. (d) There shall not be any recourse to, nor liability of, the Lender on account of (i) Any delay by an Issuer to issue an L/C; (ii) Any action or inaction of an Issuer on account of or in respect to, any L/C. (e) The Borrower shall reimburse the Issuer for the amount of any drawing under an L/C on the same Business Day of such drawing. The Lender, without the request of the Borrower, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrower, the Issuer, or the Lenders become obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not a Suspension Event is then extant or such advance would result in Availability’s being exceeded. Such action shall not constitute a waiver of the Lender’s rights under Section 2- 9(b) hereof. 2-18. Fees For L/C’s. (a) The Borrower shall pay to the Lender a fee, on account of L/C’s, the issuance of which had been procured by the Lender, monthly in arrears, and on the Termination Date and on the End Date, equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the three month period then ended: (i) Standby Letters of Credit: At a per annum rate equal to the then Applicable Margin for Eurodollar Loans; (ii) Commercial Letters of Credit: At a per annum rate equal to fifty percent (50%) of the then Applicable Margin for Eurodollar Loans. (iii) After the occurrence and during the continuance of an Event of Default, effective upon written notice from the Lender, the L/C fees shall be increased by an amount equal to two percent (2%) per annum. (b) In addition to the fee to be paid as provided in Subsection 2-18(a), above, the Borrower shall pay to the Lender (or to the Issuer, if so requested by Lender), on demand, all -30-

issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C. 2-19. Cash Collateralization of L/Cs. (a) With respect to L/Cs with a scheduled expiry after the Maturity Date, thirty (30) days prior to the Maturity Date, and (b) with respect to all L/Cs, upon the Lender’s request after the occurrence, and during the continuance, of any Event of Default hereunder, the Borrower shall deposit in an account with the Lender, an amount in cash equal to 103% of the then Stated Amount of all outstanding L/Cs. Such deposit shall be held by the Lender as collateral for the payment and performance of the Liabilities. The Lender shall have the exclusive dominion and control over such account. Such deposits shall not bear interest. Monies in such account shall be automatically applied by the Lender to reimburse the Issuer for any honoring of any L/Cs, together with any other amounts owed to the Issuer, and after all L/Cs have been so reimbursed or otherwise expired, any remaining balance shall be applied in reduction of the Liabilities. In lieu of depositing such cash with the Lender the Borrower may furnish the Lender, with a so-called “back-to-back” letter of credit in form and substance and issued by a bank reasonably satisfactory to the Lender in its sole and absolute discretion, in an amount equal to 103% of the then Stated Amount of all outstanding L/Cs. Drawings under such “back-to-back” letters of credit shall be applied by the Lender to the Liabilities in the manner set forth above with respect to the cash collateral account. If no Event of Default then exists, the cash collateral deposited with the Lender and/or the amount of the “back-to-back” letters of credit may be reduced by an amount equal to any reduction from time to time in the Stated Amount of all outstanding L/Cs (other than on account of drawings thereunder). 2-20. Concerning L/C s. (a) None of the Issuer, the Issuer’s correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for: (i) The performance by any beneficiary under any L/C of that beneficiary’s obligations to the Borrower. (ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order, except to the extent that such Issuer, Issuer’s correspondents, or advising, negotiating, or paying bank has actual knowledge of any of the foregoing. (b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents. -31-

(c) Unless otherwise agreed to, in the particular instance, the Borrower hereby authorizes any Issuer to: (i) Select an advising bank, if any. (ii) Select a paying bank, if any. (iii) Select a negotiating bank. (d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrower. The Issuer shall have discharged the Issuer’s obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). Neither the Lender nor the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation, except for their gross negligence or willful misconduct. (e) The Lender’s, and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract. (f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrower, (i) the rules of the ISP shall apply to each standby L/C, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial L/C. (g) If any change in any law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either: (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Lender, any or any Issuer has an obligation to lend to fund drawings under any L/C; or (ii) impose on any Issuer any other condition or requirements relating to any such letters of credit; and the result of any event referred to in Section 2-20(g)(i) or 2-20(g)(ii), above, shall be to increase the cost to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Lender and delivery by the Lender to the Borrower of a certificate of an officer of the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their -32-

allocation, the Borrower shall immediately pay to the Lender, from time to time as specified by the Lender, such amounts as shall be sufficient to compensate such Issuer for such increased cost; provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Lender’s furnishing notice hereunder. Any Issuer’s determination of costs incurred under Section 2-20(g)(i) or 2-20(g)(ii), above, and the allocation, if any, of such costs among the Borrower and other letter of credit customers of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrower, absent manifest error. (h) The obligations of the Borrower under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following: (i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto. (ii) Any amendment or waiver of, or consent to the departure from, any L/C. (iii) The existence of any claim, set-off, defense, or other right which the Borrower may have at any time against the beneficiary of any L/C. 2-21. Changed Circumstances. (a) The Lender may give the Borrower notice of the occurrence of the following: (i) The Lender shall have determined in good faith (which determination shall be final and conclusive) on any day on which the rate for a Eurodollar Loan would otherwise be set, that adequate and fair means do not exist for ascertaining such rate. (ii) The Lender shall have determined in good faith (which determination shall be final and conclusive) that: (A) The continuation of or conversion of any Revolving Credit Loan to a Eurodollar Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or compliance by the Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law). -33-

(B) The indices on which the interest rates for Eurodollar Loans are based shall no longer represent the effective cost to the Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates. (b) In the event that the Lender gives the Borrower notice of an occurrence described in Section 2-21(a), then, until the Lender notifies the Borrower that the circumstances giving rise to such notice no longer apply: (i) The obligation of the Lender to make Eurodollar Loans of the type affected by such changed circumstances or to permit the Borrower to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended. (ii) Any notice which the Borrower had given the Lender with respect to any Eurodollar Loan, the time for action with respect to which has not occurred prior to the Lender’s having given notice pursuant to Section 2-21(a), shall be deemed to be a request for a Base Rate Loan. (c) Notwithstanding the foregoing, the Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow the Lender or its lending office to continue to make Eurodollar Loans. 2-22. Increased Costs. If there is adopted after the date hereof any requirement of law, or if there is any new interpretation or application of any law after the date hereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which: (a) subjects the Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by the Borrower to the Lender under this Agreement (except for taxes on the Lender’s overall net income or capital imposed by the jurisdiction in which the Lender’s principal or lending offices are located or in which the Lender is organized); (b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of the Lender; (c) imposes on the Lender any other condition with respect to any Loan Document; or (d) imposes on the Lender a requirement to maintain or allocate capital in relation to the Liabilities; and the result of any of the foregoing, in the Lender’s reasonable opinion, is to increase the cost to the Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by the Lender in respect of any loan, advance or financial -34-

accommodation by an amount which the Lender deems to be material, then upon the Lender’s giving written notice thereof to the Borrower (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrower shall forthwith pay to the Lender, upon receipt of such notice, that amount which shall compensate the Lender for such additional cost or reduction in income, provided that the Borrower shall not be obligated to make payment of such amounts which arise from transactions which occurred more than ninety (90) Business Days prior to the Lender’s furnishing notice hereunder. Notwithstanding the foregoing, the Lender agrees to use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, in its reasonable discretion, in any legal, economic or regulatory manner) to designate a different lending office if the making of such designation would allow the Lender or its lending office to avoid the imposition of such increased costs. 2-23. Lender’s Commitments. (a) The Dollar Commitments, Commitment Percentages, and identities of the Lenders (but not the overall Commitment) may be changed, from time to time by the assignment of Dollar Commitments and Commitment Percentages with other Persons who determine to become “Lenders”, provided, however, that (i) Unless an Event of Default has occurred and is continuing (in which event, no consent of the Borrower is required) any assignment (other than an assignment to a then Lender) shall be subject to the prior consent of the Borrower (not to be unreasonably withheld), which consent will be deemed given unless the Borrower provides the Lender with written objection, not more than five (5) Business Days after the Lender shall have given the Borrower written notice of a proposed assignment). (ii) Any such assignment or reallocation shall be on a pro-rata basis such that each reallocated or assigned Dollar Commitment to any Person remains the same percentage of the overall Commitment (in terms of dollars) as the reallocated Commitment Percentage is to such Person. (iii) No such assignment shall be in an amount less than Ten Million Dollars ($10,000,000.00), or, if less, the total Dollar Commitment of such assigning Lender. (b) Upon written notice given the Borrower from time to time by the Lender, of any assignment or allocation referenced in Section 2-23(a): (i) The Borrower shall execute replacement one or more Revolving Credit Notes to reflect such changed Dollar Commitments, Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Lender (which promptly thereafter shall deliver to the Borrower the Revolving Credit Notes so replaced) provided however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to the Borrower, the Lender, in lieu of causing the Borrower to execute one -35-

or more new Revolving Credit Notes, may issue the Lender’s Certificate confirming the resulting Commitments and Commitment Percentages. (ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Lender shall have all rights and privileges of a Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Lender is a signatory and any person removed as a Lender shall be relieved of any obligations or responsibilities of a Lender hereunder thereafter. (iii) The Borrower shall maintain a register identifying the Lenders from time to time. (c) Intentionally Omitted. Article 3 — Conditions Precedent: 3-1. As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, and the making of the first loan under the Revolving Credit, each of the documents respectively described in Sections 3-2 through and including 3-5, (each in form and substance reasonably satisfactory to the Lender) shall have been delivered to the Lender, and the conditions respectively described in Sections 3-6 through and including 3-15, shall have been satisfied: 3-2. Corporate Due Diligence. (a) A Certificate of corporate good standing issued by the Secretary of State of each State in which a Loan Party is organized. (b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of a Loan Party’s business conducted or assets owned would reasonably be expected to require such qualification. (c) A Certificate of each Loan Party’s Secretary of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents. 3-3. OpinionAn opinion of counsel to the Loan Parties in form and substance reasonably satisfactory to the Lender. 3-4. Additional DocumentsSuch additional instruments and documents as the Lender or its counsel reasonably may require or request. 3-5. Officers’ Certificates. Certificates executed by the President and the Chief Financial Officer of the Borrower and stating that the representations and warranties made by the Loan Parties to the Lender in the Loan Documents are true and complete in all material respects -36-

as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default. 3-6. Representations and Warranties. Each of the representations made by or on behalf of the Loan Parties in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of a Loan Party shall be true and complete in all material respects as of the date as of which such representation or warranty was made. 3-7. Borrowing Base Certificate. The Lender shall have received a Borrowing Base Certificate dated the Closing Date, relating to the month ended on October 31, 2007, and executed by a Responsible Officer of the Borrower. 3-8. All Fees and Expenses Paid. All fees due at or immediately after the first funding under the Revolving Credit and all costs and expenses reasonably incurred by the Lender in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Lender) shall have been paid (to the extent then invoiced). 3-9. Financial Projections. The Lender shall have received and be satisfied with a detailed forecast for the period commencing on the Closing Date through the fiscal year ending on or about January 31, 2009, which shall include an Availability model, Consolidated income statement, balance sheet, and statement of cash flow, by quarter, each prepared in conformity with GAAP and consistent with the Borrower’s current practices. 3-10. Borrower’s Assets. The Lender shall have received a copy of the results of the Loan Parties’ most recent physical inventory and such results shall be reasonably satisfactory to the Lender. In addition, the Lender shall be reasonably satisfied that the inventory of each Loan Party is located at such places or is in transit to such Loan Party and is in the amounts and of the quality and value previously represented by the Borrower to the Lender and the Lender shall have received such reports, material and other information concerning the inventory and the Loan Parties’ suppliers as shall reasonably satisfy the Lender in its sole discretion. 3-11. Lien Search. The Lender shall have received results of searches or other evidence satisfactory to the Lender (in each case dated as of a date reasonably satisfactory to the Lender) indicating the absence of liens on the assets of the Loan Parties, except for Permitted Encumbrances and liens for which termination statements and releases reasonably satisfactory to the Lender are being tendered concurrently with the establishment of the Revolving Credit. 3-12. Perfection of Collateral. The Lender shall have filed all such financing statements and given all such notices as may be necessary for the Lender to perfect its security interest in such of the Collateral as to which the Lender determines to perfect its security interests and to assure its first priority status (subject only to Permitted Encumbrances). 3-13. Insurance. The Lender shall be reasonably satisfied with the Loan Parties’ insurance arrangements and shall have received all documentation requested in connection with such insurance including, documentation naming the Lender as “loss payee” under each policy. -37-

3-14. No Suspension Event. No Suspension Event shall then exist. 3-15. No Adverse Change. No event shall have occurred or failed to occur, which occurrence or failure reasonably would be expected to have a Material Adverse Effect. 3-16. Execution and Delivery of Agreement. This Agreement shall have been duly executed and delivered by the parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender. No document shall be deemed delivered to the Lender until received and accepted by the Lender at its head offices in Boston, Massachusetts. Under no circumstances will this Agreement take effect until executed and accepted by the Lender at said head office. Article 4 — General Representations, Covenants and Warranties: To induce the Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon), the Borrower, in addition to all other representations, warranties, and covenants made by the Borrower in any other Loan Document, makes those representations, warranties, and covenants included in this Agreement. 4-1. Payment and Performance of Liabilities. The Borrower shall pay each Liability when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability. 4-2. Due Organization — Corporate Authorization — No Conflicts. (a) Each Loan Party presently is and shall hereafter remain in good standing in its State of organization and each is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of the Loan Parties’ assets or operation of the Loan Parties’ business, such qualification is necessary, except where the failure to so qualify would not have a Material Adverse Effect. (b) Each Related Entity as of the date hereof is listed on EXHIBIT 4-2, annexed hereto. Each Subsidiary is and shall hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified in which other State in which, by reason of that entity’s assets or the operation of such entity’s business, such qualification may be necessary, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. The Borrower shall provide the Lender with prior written notice of any entity’s becoming or ceasing to be a Related Entity. (c) No Loan Party shall change its State of incorporation or its taxpayer identification number. (d) Each Loan Party has all requisite corporate power and authority to execute and deliver all Loan Documents to which such Loan Party is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities. -38-

(e) The execution and delivery by the Loan Parties of each Loan Document to which it is a party; the Loan Parties’ consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of security interests by the Loan Parties as contemplated hereby); each Loan Party’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof: (i) Have been duly authorized by all necessary corporate action. (ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of such Loan Party. (iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of a Loan Party pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents. (f) The Loan Documents have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors generally and except as the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought. 4-3. Trade Names. (a) EXHIBIT 4-3, annexed hereto, is a listing of: (i) All names under which the Loan Parties conducted their business within the past five (5) years. (ii) All entities and/or persons with whom the Loan Parties consolidated or merged within the past five (5) years, or from whom the Loan Parties, within the past five (5) years, acquired in a single transaction or in a series of related transactions substantially all of such entity’s or person’s assets. (b) No Loan Party will change its name or conduct its business under any name not listed on EXHIBIT 4-3 except (i) upon not less than twenty-one (21) days prior written notice (with reasonable particularity) to the Lender and (ii) in compliance with all other provisions of this Agreement. 4-4. Intellectual Property. (a) The Loan Parties each owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the Loan Parties’ conduct of their respective business. -39-

(b) The conduct by the Loan Parties of their respective business does not presently infringe in any manner which could reasonably be expected to have a Material Adverse Effect (nor will the Loan Parties conduct their businesses in the future so as to infringe in any manner which could reasonably be expected to have a Material Adverse Effect) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person. 4-5. Locations. (a) The Collateral, and the books, records, and papers of Loan Parties pertaining thereto, are kept and maintained solely at, or in transit to and from, the Loan Parties’ chief executive offices at (i) 112 West 34th Street, New York, New York 10120 (ii) 201 Willowbrook Blvd., Wayne, New Jersey 07470
(iii) those locations which are listed on EXHIBIT 4-5 annexed hereto, as such EXHIBIT may be amended from time to time, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Loan Party owns the subject location) and of all service bureaus with which any such records are maintained. (b) No Loan Party shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4-5 except: (i) to accomplish sales of Inventory in the ordinary course of business; or (ii) to move Inventory, Equipment and other assets from one such location to another such location; or (iii) to utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles). (iv) to accomplish other dispositions permitted pursuant to Section 4-12(d) hereof. (v) otherwise upon thirty (30) days prior written notice to the Lender. (c) Except (i) with respect to Inventory delivered to a processor for finishing, (ii) with respect to Inventory in transit, and (iii) as otherwise disclosed pursuant to, or permitted by, this Section 4-5, no tangible personal property of a Loan Party is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment. -40-

4-6. Title to Assets. (a) Each of the Loan Parties is, and shall hereafter remain, the owner of, or holder of subsisting license or leasehold rights in and to, the Collateral free and clear of all Encumbrances with the exceptions of the following (the “Permitted Encumbrances”): (i) Encumbrances in favor of the Lender. (ii) Those Encumbrances (if any) listed on EXHIBIT 4-6, annexed hereto. (iii) Purchase money security interests in Equipment to secure Indebtedness otherwise permitted hereby. (iv) Encumbrances for taxes, governmental assessments or charges in the nature of taxes not yet due or which are being contested in good faith by appropriate proceedings as to which adequate reserves are maintained on the books of the Loan Parties in accordance with GAAP. (v) Encumbrances in respect of property or assets of the Loan Parties imposed by law, which were incurred in the ordinary course of business, such as carriers’, warehousemen’s, customs broker’s, materialmen’s, repairmen’s, and mechanics’ liens and other similar Encumbrances, in each case in respect of obligations not overdue for a period of more than thirty (30) days or which are being contested in good faith by appropriate proceedings. (vi) Utility deposits and pledges or deposits in connection with worker’s compensation, unemployment insurance and other social security legislation. (vii) Encumbrances arising under Capital Leases. (viii) Encumbrances resulting from the sale, transfer and assignment of retail Accounts to credit card processors. (ix) Deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, all to the extent such obligations are otherwise permitted hereunder. (x) Encumbrances on Equipment of a Person which becomes a Subsidiary after the date hereof pursuant to, and Equipment acquired in connection with, a Permitted Acquisition, provided that (A) such Encumbrances existed at the time such Person became a Subsidiary or such Equipment was acquired and were not created in anticipation of the acquisition, and (B) any such Encumbrance does not cover any other assets of such Person after it became a Subsidiary or any other assets of the Loan Parties after such Equipment was acquired, and (C) such Encumbrance does not secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person became a Subsidiary or the time of such acquisition. -41-

(xi) Encumbrances consisting of the right of setoff of a customary nature or bankers’ liens on amounts on deposit incurred in the ordinary course of business. (xii) Encumbrances on goods in favor of customs and revenue authorities which secure the payment of customs duties in connection with the importation of such goods, which obligations are not overdue. (xiii) Encumbrances constituting precautionary filings by lessors and bailees with respect to assets which are leased or entrusted to a Loan Party but in which assets such Loan Party has mere possessory rights. (xiv) Encumbrances arising from judgments which do not result in an Event of Default under Section 10-10 hereof. (b) No Loan Party has or shall have possession of any property on consignment. (c) No Loan Party shall acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by this Agreement, in which Equipment any third party has an interest, except for: (i) Equipment which is merely incidental to the conduct of a Loan Party’s business. (ii) Equipment, the acquisition or right to use of which has been consented to by the Lender, which consent may be conditioned upon the Lender’s receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Lender. (iii) Equipment, the acquisition of which is permitted pursuant to Section 4-7(c) hereof or which is the subject of an operating lease (but not Capital Leases). 4-7. Indebtedness. No Loan Party has or shall hereafter have any Indebtedness with the exceptions of: (a) Any Indebtedness to the Lenders. (b) The Indebtedness (if any) listed on EXHIBIT 4-7, annexed hereto. (c) Capital Lease obligations and purchase money Indebtedness not to exceed the aggregate principal amount outstanding in excess of $25,000,000.00, and extensions, renewals and refinancings thereof on terms no less favorable in any material respect to the Loan Parties than the Indebtedness or Capital Lease being refinanced. (d) Subordinated Indebtedness. -42-

(e) Other Indebtedness not to exceed $50,000,000.00 outstanding at any time. 4-8. Insurance Policies. (a) EXHIBIT 4-8, annexed hereto, is a schedule of all material insurance policies owned by the Loan Parties or under which the Loan Parties are the named insured as of the date hereof. Each of such policies is in full force and effect. None of the issuers (to the Borrower’s knowledge) of any such policy, have provided notice that the Loan Parties are in default or violation of any such policy. (b) The Loan Parties shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be reasonably satisfactory to the Lender . The coverage reflected on EXHIBIT 4-8 presently satisfies the foregoing requirements, it being recognized by the Loan Parties, however, that such requirements may change hereafter to reflect changing circumstances. All insurance carried by the Loan Parties shall provide for a minimum of fourteen (14) days’ written notice of cancellation to the Lender and all such insurance which covers the Collateral shall include an endorsement in favor of the Lender, as loss payee and additional insured, which endorsement shall provide that the insurance, to the extent of the Lender’s interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Loan Parties or by the failure of the Loan Parties to comply with any warranty or condition of the policy. In the event of the failure by the Loan Parties to maintain insurance as required herein, the Lender , at its option, may obtain such insurance, provided, however, the Lender’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Loan Parties’ failure to have maintained such insurance. The Loan Parties shall furnish to the Lender certificates or other evidence satisfactory to the Lender regarding compliance by the Loan Parties with the foregoing insurance provisions. (c) After the occurrence, and during the continuance, of an Event of Default, the Loan Parties shall each advise the Lender of each claim made by a Loan Party under any policy of insurance which covers the Collateral and will permit the Lender, at the Lender’s option in each instance, to the exclusion of the Loan Parties, to conduct the adjustment of each such claim. The Loan Parties each hereby appoint the Lender as such Loan Party’s attorney in fact, exercisable after the occurrence, and during the continuance, of an Event of Default, to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Lender any and all drafts and other instruments with respect to such insurance. This appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender. The Lender shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct and bad faith. The Lender may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Lender may determine. 4-9. Licenses. Each material license, distributorship, franchise, and similar agreement issued to, or to which a Loan Party is a party is in full force and effect. To the Borrower’s knowledge, no party to any such license or agreement is in default or violation thereof. No Loan Party has received any notice or threat of cancellation of any such license or agreement. -43-

4-10. Leases. EXHIBIT 4-10, annexed hereto, is a schedule of all presently effective Capital Leases (other than Capital Leases the total obligations under which do not aggregate more than $100,000). EXHIBIT 4-5 includes a list of all other presently effective Leases. Each of such Leases and Capital Leases presently is in full force and effect. As of the date hereof, no party to any such Lease or Capital Lease is in default or violation in any material respect of any such Lease or Capital Lease (for which the Loan Party has not received an indemnification from the Seller) and no Loan Party has received any notice or threat of cancellation of any such Lease or Capital Lease. Each Loan Party hereby authorizes the Lender at any time and from time to time after the occurrence, and during the continuance, of an Event of Default to contact any of the Loan Party’s landlords in order to confirm the Loan Party’s continued compliance with the terms and conditions of the Lease(s) between such Loan Party and that landlord and to discuss such issues, concerning the Loan Party’s occupancy under such Lease(s), as the Lender may determine. 4-11. Requirements of Law. Each Loan Party is in compliance with, and shall hereafter comply with and use its respective assets in compliance with, all Requirements of Law, except to the extent that such non-compliance would not reasonably be expected to have a Material Adverse Effect. No Loan Party has received any notice of any material violation of any Requirement of Law, which violation has not been cured or otherwise remedied. 4-12. Maintain Properties. The Loan Parties each shall: (a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted). (b) Not suffer or cause the waste or destruction of any material part of the Collateral. (c) Not use any of the Collateral in violation of any policy of insurance thereon. (d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following: (i) The sale of Inventory in compliance with this Agreement. (ii) as long as no Event of Default exists or would arise as a result thereof, the disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Loan Parties . (iii) The surrender, disposition, or expiration of Collateral (such as trademarks and copyrights) no longer used or useful for the conduct of the Loan Parties’ businesses in the ordinary course. (iv) The turning over to the Lender of all Receipts as provided herein. -44-

(v) The transfer , sale and assignment of retail Accounts to credit card processors. 4-13. Pay Taxes/TaK Shelter Regulations. (a) Except as disclosed on EXHIBIT 4-13, (i) all tax returns (federal, state, local or foreign) that relate to or include any Loan Party and that are due on or before the date hereof, taking into account any extensions for the filing thereof, have been or will be prepared and timely filed in accordance in all material respects with applicable Requirements of Law, (ii) all such tax returns are or will be correct and complete insofar as they relate to the Loan Parties, and (iii) all taxes (federal, state, local or foreign) for which a Loan Party may be liable that are due (whether or not shown on any tax return) have been or will be paid in full. (b) Each Loan Party has, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against such Loan Party, or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of any Loan Party or by any governmental authority, except to the extent such taxes are being contested by a Loan Party in good faith, and adequate reserves are being maintained therefor on Loan Parties books in accordance with GAAP; properly exercise any trust responsibilities imposed upon a Loan Party by reason of withholding from employees’ pay or by reason of a Loan Party’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Loan Parties; and timely file all tax and other returns and other reports with each governmental authority to whom a Loan Party is obligated to so file, in each case, taking into account any applicable extension periods. (c) At its option, after the occurrence, and during the continuance, of a Suspension Event, the Lender may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon a Loan Party, or the Collateral by any person or entity or governmental authority, and make any contributions or other payments on account of a Loan Party’s Employee Benefit Plan as the Lender, in the Lender’s discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Lender’s making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by a Loan Party’s failure to have made such payment. (d) The Borrower does not intend to treat the Revolving Credit and the L/Cs and the transactions related thereto as being “reportable transactions” (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Lender thereof. If the Borrower so notifies the Lender, the Borrower acknowledges that the Lender may treat the Revolving Credit and/or its interest in the L/Cs as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and the Lender, will maintain the lists and other records required by such Treasury Regulation. -45-

4-14. No Margin Stock. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U,T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. 4-15. ERISA. From and after the date hereof, none of the Loan Parties nor any ERISA Affiliate shall, in any manner which could reasonably be expected to have a Material Adverse Effect: (a) Fail to comply in all material respects with any Employee Benefit Plan. (b) Fail timely to file all reports and filings required by ERISA to be filed by a Loan Party. (c) Engage in any non-exempt “prohibited transactions” (as described in ERISA). (d) Engage in, or commit, any act such that a tax or penalty could be imposed upon the Loan Parties on account thereof pursuant to ERISA. (e) Accumulate any material funding deficiency within the meaning of Section 302 of ERISA. (f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Loan Parties on account thereof pursuant to ERISA. (g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA. 4-16. Hazardous Materials. (a) Other than matters that could not reasonably be expected to have a Material Adverse Effect, no Loan Party has ever: (i) Been legally responsible for any release or threat of release of any Hazardous Material. (ii) Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by a Loan Party and/or of the incurrence of any expense or loss in connection with the assessment, containment, or removal of any release or threat of release of any Hazardous Material from any such site or vessel. (b) The Loan Parties each shall: -46-

(i) Dispose of any Hazardous Material only in compliance with all Environmental Laws, except for dispositions which could not reasonably be expected to have a Material Adverse Effect. (ii) Not store on any site or vessel occupied or operated by a Loan Party and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Loan Parties’ business and is in compliance with all Environmental Laws or could not reasonably be expected to have a Material Adverse Effect. (c) The Loan Parties shall provide the Lender with written notice upon such Loan Party obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss a Loan Party may be liable, other than expense or loss that could not reasonably be expected to have a Material Adverse Effect. 4-17. Litigation. Except as described in EXHIBIT 4-17, annexed hereto, there is not presently pending or threatened by or against the Loan Parties any suit, action, proceeding, or investigation which, if determined adversely to the Loan Parties, would have a material adverse effect upon the Loan Parties ‘s financial condition or ability to conduct its business as such business is presently conducted or is contemplated to be conducted in the foreseeable future. 4-18. Dividends or Investments. No Loan Party shall: (a) Pay any dividend or make any other distribution (whether in cash, securities or other property) with respect to any class of its capital stock, or make any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any or its capital stock or any option, warrant or other right to acquire such capital stock except by a Guarantor to the Borrower or unless the Liquidity Requirements are satisfied. (b) Intentionally Omitted. (c) Except as provided in Section 4-25 or with respect to Permitted Acquisitions, invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity. (d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity, other than (i) the merger of any of the Borrower’s Subsidiaries with and into the Borrower, and (ii) in connection with any Permitted Acquisitions. (e) Consolidate any of a Loan Party’s operations with those of any other corporation or other entity, except in connection with any Permitted Acquisition. (f) Organize or create any Subsidiary, other than in connection with a Permitted Acquisition and only if (i) such Subsidiary guarantees the repayment of the -47-

Liabilities and (ii) such Subsidiary grants the Lender a first priority Encumbrance (subject to Permitted Encumbrances) on all of its assets, all of the foregoing satisfactory in form and substance to the Lender. (g) Subordinate any debts or obligations owed to a Loan Party by any third party to any other debts owed by such third party to any other Person. (h) Acquire any assets other than Permitted Acquisitions, by the making of Capital Expenditures to the extent permitted hereunder, and other than in the ordinary course and conduct of the Loan Parties business permitted under Section 4-21 hereof. 4-19. Loans. No Loan Party shall make any loans or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following: (a) Advance payments made to the Loan Parties’ suppliers in the ordinary course. (b) Advances to a Loan Party’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of such Loan Party in the ordinary course of business, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by such Loan Party. (c) Advances on account of sales of Inventory in the ordinary course of business made on credit and all Accounts arising therefrom. (d) Provided that the Liquidity Requirements have been satisfied, loans and/or Investment in or to Aeropostale Canada. (e) Loans and/or Investments by one Loan Party to another in the ordinary course of business. 4-20. Protection of Assets. The Lender, in the Lender’s reasonable discretion, and from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Lender may deem necessary to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Lender shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Lender has had an opportunity to be heard), from which finding no further appeal is available, that the Lender had acted in actual bad faith or in a grossly negligent manner. The Borrower shall pay to the Lender, on demand, or the Lender, in its reasonable discretion, may add to the Loan Account, all amounts paid or incurred by the Lender pursuant to this section. The obligation of the Borrower to pay such amounts is a Liability. 4-21. Line of Business No Loan Party shall engage in any business other than the business in which it is currently engaged (which is agreed to be the design, sourcing, marketing, -48-

distribution and sale of apparel products and accessories and the licensing of trade names, trademarks and intellectual property to third Persons in connection with the foregoing), any business reasonably related thereto or any business or activity that is reasonably similar or complementary thereto or a reasonable extension, development or expansion thereof or ancillary thereto. 4-22. Affiliate Transactions. No Loan Party shall make any payment, nor give any value to any Related Entity except for goods and services actually purchased by such Loan Party from, or sold by such Loan Party to, such Related Entity for a price and on terms which shall not be less favorable to the Loan Party from those which would have been charged in an arms length transaction, except: (a) until the occurrence, and during the continuance, of an Event of Default, the Loan Parties may (a) pay management fees at the times and in the amounts, and (b) may maintain and make payments with respect to those transactions, in each case as set forth in EXHIBIT 4-22 hereof; (b) transactions in the ordinary course of business among the Loan Parties; (c) provided that the Liquidity Requirements have been satisfied, loans to, payments to, or Investments in Aeropostale Canada. 4-23. Additional Assurances. (a) Except as set forth on EXHIBIT 4-23, no Loan Party is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will not be subject to a perfected security or other collateral interest in favor of the Lender (subject only to Permitted Encumbrances) to secure the Liabilities. (b) Except as set forth on EXHIBIT 4-23, no Loan Parties will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected security or other collateral interest in favor of the Lender to secure the Liabilities (subject only to Permitted Encumbrances). (c) The Loan Parties shall each execute and deliver to the Lender such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Lender may reasonably request to carry into effect the provisions and intent of this Agreement; to protect and perfect the Lender’s security interests in the Collateral; and to comply in all material respects with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. The Loan Parties shall each execute all such instruments as may be reasonably required by the Lender with respect to the recordation and/or perfection of the security interests created herein. (d) Each Loan Party hereby designates the Lender as and for such Loan Party’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Lender’s security and other collateral interests in the Collateral. -49-

(e) To the full extent permitted by applicable law, a carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4-23 shall be sufficient for filing to perfect the security interests granted herein. (f) On or before January 30, 2008 the Borrower shall cause Aeropostale Canada to execute such documents and take such steps as the Lender reasonably request in order for Aeropostale Canada to become a Guarantor hereunder and to have its assets included in the Borrowing Base. 4-24. Adequacy of Disclosure. (a) All financial statements for periods after the date hereof which are furnished to the Lender by the Loan Parties shall be prepared in accordance with GAAP consistently applied and present fairly, in all material respects, the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows for the period(s) covered. (b) Intentionally Omitted (c) As of the Second Amendment Effective Date, no Loan Party has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Loan Party’s financial statements furnished to the Lender prior to the execution of this Agreement. (d) No document, instrument, agreement, or paper now or hereafter given the Lender by or on behalf of a Loan Party in connection with the execution of this Agreement by the Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to a Loan Party which has, or which, in the foreseeable future would reasonably be expected to have, a material adverse effect on the financial condition of the Loan Parties which has not been disclosed in writing to the Lender. 4-25. Investments. As long as no Cash Dominion Event exists, the Loan Parties may make investments consisting of Cash Equivalents maintained at such bank(s) as the Borrower may select. 4-26. Prepayments of Indebtedness. No Loan Party will make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except: (a) as long as no Event of Default has occurred and is continuing or would result therefrom, mandatory payments and prepayments of interest and principal as and when due in respect of any Indebtedness permitted hereunder, excluding any Subordinated Indebtedness; -50-

(b) payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness; (c) voluntary prepayments of Indebtedness permitted hereunder (other than Subordinated Indebtedness) as long as the Liquidity Requirement is satisfied; and (d) refinancings of Indebtedness to the extent permitted under this Agreement. 4-27. Other CovenantsNo Loan Party shall indirectly do or cause to be done any act which, if done directly by a Loan Party, would breach any covenant contained in this Agreement. Article 5 — Financial Reporting and Performance Covenants: 5-1. Maintain Records. The Borrower shall, and shall cause each Guarantor to: (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties’ transactions, all in accordance with GAAP, applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question. (b) Timely provide the Lender with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP (but for the absence of footnotes and year end adjustments), applied consistently with all prior periods, to fairly reflect, in all material respects, the financial condition of the Loan Parties at the close of, and their results of operations for, the period(s) covered therein. (c) At all times, keep accurate (in all material respects) and current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its respective Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof. (d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Lender and instruct such accountants to fully cooperate with, and be available to, the Lender to discuss a Loan Party’s financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Lender. (e) Not change a Loan Party’s fiscal year for book accounting purposes, except in connection with an initial public offering of the Borrower’s capital stock. 5-2. Access to Records. (a) The Borrower shall, and shall cause each Guarantor to, afford the Lender and the Lender’s representatives with access from time to time, during normal business hours and, unless an Event of Default exists, upon reasonable notice, as the Lender and such representatives may require to all properties owned by or over which a Loan Party has control. -51-

The Lender and the Lender’s representatives shall have the right, and the Borrower will, and will cause each Guarantor to, permit the Lender and such representatives from time to time as the Lender and such representatives may request, during normal business hours and, unless an Event of Default exists, upon reasonable notice, to examine, inspect, copy, and make extracts from any and all of the Loan Parties’ books, records, electronically stored data, papers, and files pertaining to its business operations, financial information or the Collateral. The Borrower shall, and shall cause the Guarantor to, make copying facilities reasonably available to the Lender. (b) The Borrower for itself, and as the sole shareholder or member, as applicable, of each Guarantor , hereby authorizes the Lender and the Lender’s representatives to: (i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Loan Parties, whether in the possession of a Loan Party or in the possession of any service bureau, contractor, accountant, or other person, (and the Loan Parties each directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Lender and the Lender’s representatives with respect thereto), provided that, except as set forth in Section 5-10 hereof, such inspections and reviews shall not be undertaken by the Lender as long as no Event of Default then exists and is continuing. (ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party’s computer billing companies, collection agencies, and accountants and to sign the name of the Loan Party on any notice to such Loan Party’s Account Debtors or verification of the Collateral, provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed). 5-3. Prompt Notice to Lender. (a) The Borrower shall, and shall cause each Guarantor to, provide the Lender with written notice promptly upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given: (i) Any change in a Loan Party’s executive officers. (ii) The completion of any physical count of a Loan Party’s Inventory (together with a copy of the certified results thereof). (iii) Any ceasing of any Loan Party making of payment, in the ordinary course, to a material portion (in amount or number) of its creditors. (iv) Any failure by a Loan Party to pay rent at any of the locations, which failure continues for more than twenty (20) Business Days following the day on which such rent first came due, except for Leases for such locations which have been terminated or abandoned by a Loan Party. -52-

(v) Any material change in the business, operations, or financial affairs of a Loan Party. (vi) The occurrence of any Suspension Event, that has not been cured by the Loan Parties or waived by the Lender. (vii) Any decision on the part of a Loan Party to discharge a Loan Party’s present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5-l(d)). (viii) Any litigation which, if determined adversely to a Loan Party, would reasonably be expected to have a material adverse effect on the financial condition of such Loan Party. (ix) The acquisition by a Loan Party of any Commercial Tort Claim. (x) The intention by Borrower to treat the Revolving Credit and/or the L/Cs and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), by delivering a duly completed copy of IRS Form 8886 or any successor form. (b) The Borrower shall, and shall cause each Guarantor to, provide the Lender, when received by the Borrower or Guarantor, with a copy of any management letter or similar communications from any accountant of the Borrower or Guarantor. 5-4. Intentionally Omitted. 5-5. Borrowing Base Certificates. Monthly, within seven (7) days after the end of the Borrower’s prior fiscal month, the Borrower shall provide the Lender with a certificate in the form of Exhibit 5-5 (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business on the last day of the Borrower’s immediately preceding fiscal month, each such Certificate to be certified as complete and correct on behalf of the Borrower by a Responsible Officer of the Borrower. 5-6. Monthly Reports. Only if a Cash Dominion Event exists, within twenty (20) days following the end of each of the Borrower’s fiscal months, the Borrower shall provide the Lender with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject month, which financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein. 5-7. Quarterly Reports. Within forty-five (45) days following the end of each of the Borrower’s fiscal quarters, the Borrower shall provide the Lender with original counterparts of an internally prepared financial statement of the Loan Parties’ financial condition and the results of their respective operations for, the period ending with the end of the subject quarter, which -53-

financial statement shall include, at a minimum, a balance sheet, income statement (on a “consolidated” basis), cash flow and comparison of same store sales for the corresponding quarter of the then immediately previous year, as well as to the Business Plan, and management’s analysis and discussion of the operating results reflected therein. The delivery either electronically or in paper to the Lender of the Borrower’s Form 10Q or Form 10K, as the case may be, which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-7. 5-8. Annual Reports. (a) Annually, within ninety (90) days following the end of the Borrower’s fiscal year, the Borrower shall furnish the Lender with an original signed counterpart of the Borrower’s consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrower’s independent certified public accountants (i.e. said statement shall be “certified” by such accountants). Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows. The delivery either electronically or in paper to the Lender of the Borrower’s Form 10K which is filed with the Securities and Exchange Commission shall satisfy the Borrower’s obligations under this Section 5-8(a). (b) No later than the earlier of fifteen (15) days prior to the end of each of the Borrower’s fiscal years or the date on which such accountants commence their work on the preparation of the Borrower’s annual financial statement, the Borrower shall give written notice to such accountants (with a copy of such notice, when sent, to the Lender) that: (i) Such annual financial statement will be delivered by the Borrower to the Lender. (ii) It is an intention of the Loan Parties, in their engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 5. (iii) The Loan Parties have been advised that the Lender will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by this Agreement. (c) Each annual statement shall be accompanied by such accountant’s Certificate indicating that, in the preparation of such annual statement, such accountants did not conclude that any Suspension Event had occurred during the subject fiscal year (or if one or more had occurred, the facts and circumstances thereof). 5-9. Intentionally Omitted. 5-10. Inventories, Appraisals, and Audits. (a) The Lender, at the expense of the Borrower, may observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of, and at the request of, a Loan Party. -54-

(b) The Loan Parties, at their own expense, shall cause not less than one (1) physical inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect to be conducted by a national third party inventory taker. (i) The Loan Parties shall provide the Lender with a copy of the final results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) within fourteen (14) days following the completion of such inventory. (ii) The Borrower shall provide the Lender with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by a Loan Party) to the Loan Party’s books and records within forty-five (45) days following completion of such inventory. (iii) The Lender, in its discretion, following the occurrence, and during the continuance, of a Suspension Event, may cause such additional inventories to be taken as the Lender determines (each, at the expense of the Borrower). (c) Upon the Lender’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Lender to obtain appraisals conducted by such appraisers as are satisfactory to the Lender and using a methodology similar in scope and nature as was undertaken on behalf of the Lender prior to the effectiveness of this Agreement. Without limiting the foregoing, the Lender may obtain periodic Inventory liquidation analyses performed by Hilco/Great American Group or another liquidation analysis firm selected by the Lender; provided that the expense for any such appraisals shall be borne by the Lender (except as provided in the final two sentences of this clause), unless and until the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000. At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000, the Lender shall have the right to undertake two appraisals, at the Loan Parties’ expense, in each twelve month period. After the occurrence and during the continuance of an Event of Default, all such appraisals shall be undertaken at the Loan Parties’ expense. (d) Upon the Lender’s request from time to time, the Borrower shall, and shall cause each Guarantor to, permit the Lender to conduct commercial finance audits of the Borrower’s and Guarantor’s books and records using a methodology similar in scope and nature as was undertaken on behalf of the Lender prior to the effectiveness of this Agreement, providedthat the expense for any such audits shall be borne by the Lender (except as provided in the final two sentences of this clause), unless and until the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000. At any time after the Aggregate Outstandings exceed, or are anticipated to exceed, $75,000,000, the Lender shall have the right to undertake two audits, at the Loan Parties’ expense, in each twelve month period. After the occurrence and during the continuance of an Event of Default, all such audits shall be undertaken at the Loan Parties’ expense. (e) Intentionally Omitted. -55-

5-11. Additional Financial Information. (a) In addition to all other information required to be provided pursuant to this Article 5, the Borrower promptly shall provide the Lender (and shall cause each Guarantor and any other guarantor of the Liabilities to also provide the Lender), with such other and additional information concerning the Borrower or Guarantor, the Collateral, the operation of the Borrower’s or Guarantor’s business, and the Borrower’s or Guarantor’s) financial condition, including original counterparts of financial reports and statements, as the Lender may from time to time reasonably request from the Borrower. (b) The Borrower may provide the Lender, at the Lender’s discretion, from time to time hereafter, with updated projections of the Loan Parties’ anticipated performance and operating results. (c) In all events, the Borrower, no sooner than ninety (90) nor later than thirty (30) days prior to the end of each of the Borrower’s fiscal years, shall furnish the Lender with an updated and extended balance sheet, income statement, cash flow statement (including an Availability model), prepared on a monthly basis and which shall go out at least through the end of the then next fiscal year. Together with such updated and extended projections, the Borrower shall deliver to the Lender a description of the methodology and assumptions upon which the projections were prepared. (d) The Loan Parties each recognizes that all appraisals, inventories, analysis, financial information, and other materials which the Lender may obtain, develop, or receive with respect to the Loan Parties is confidential to the Lender and that, except as otherwise provided herein, no Loan Party is entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom. 5-12. Intentionally Omitted.Article 6 — Use and Collection of Collateral: 6-1. Use of Inventory Collateral. (a) The Borrower shall not, and shall cause each Guarantor not to engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrower’s or Guarantor’s business in the ordinary course (other than promotions, markdowns, and discounts in the ordinary course of business) nor shall either engage in sales or other dispositions to creditors in reduction or satisfaction of such creditors’ claims; sales or other dispositions in bulk; or any use of any of the Inventory in breach of any provision of this Agreement. Notwithstanding the foregoing, the Loan Parties may “job-out” end of season and slow-moving Inventory, provided that the Inventory so disposed of does not exceed five percent (5%) of the Loan Parties’ aggregate retail receipts in any fiscal year. (b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Loan Parties’ customary return policy applicable to the return of inventory purchased by the Loan Parties’ retail customers in the -56-

ordinary course, such Inventory may be returned to the Loan Parties without the consent of the Lender. 6-2. Adjustments and Allowances. A Loan Party may grant such allowances or other adjustments to the such Loan Party’s Account Debtors as the Loan Party, respectively, may reasonably deem to accord with sound business practice, provided, however, the authority granted the Loan Parties pursuant to this Section 6-2 may be limited or terminated by the Lender at any time after the occurrence, and during the continuance, of an Event of Default in the Lender’s discretion. 6-3. Validity of Accounts. (a) The amount of each Account shown on the books, records, and invoices of the Loan Parties represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor (subject to adjustments for returned Inventory in the ordinary course of business) and shall have been fully earned by performance by such Loan Party. (b) The Lender, from time to time (at the expense of the Borrower in each instance), may verify the validity, amount, and all other matters with respect to the Receivables Collateral directly with Account Debtors (including without limitation, by forwarding balance verification requests to each Loan Party’s Account Debtors), and with each Loan Party’s accountants, collection agents, and computer service bureaus (each of which is hereby authorized and directed to cooperate in full with the Lender and to provide the Lender with such information and materials as the Lender may request), provided that, as long as no Event of Default exists and is continuing, the form and content of any such verification letters shall be subject to the prior approval of the Borrower (whose consent shall not be unreasonably withheld or delayed). (c) No Loan Party has knowledge of any impairment of the validity or collectibility of any of the Accounts (other than customary adjustments and chargebacks in the ordinary course of business) and shall notify the Lender of any such fact immediately after a Loan Party becomes aware of any such impairment. (d) Except as set forth in EXHIBIT 6-3, no Loan Party shall post any bond to secure a Loan Party’s performance under any agreement to which a Loan Party is a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of a Loan Party (other than to the Lender) in the event of Loan Party’s failure so to perform. 6-4. Notification to Account Debtors. The Lender shall have the right at any time after the occurrence, and during the continuance, of an Event of Default, to notify any of a Loan Party’s Account Debtors to make payment directly to the Lender and to collect all amounts due on account of the Collateral. -57-

Article 7 — Cash Management. Payment of Liabilities: 7-1. Depository Accounts. (a) Annexed hereto as EXHIBIT 7-1 is a Schedule of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository. (b) To the extent not previously delivered to the Lender, the Borrower shall, and shall cause each Guarantor to, deliver to the Lender, as a condition to the effectiveness of this Agreement: (i) Notification, executed on behalf of the Borrower or Guarantor, as applicable, to each depository institution with which any DDA is maintained (other than the Operating Account), in form reasonably satisfactory to the Lender, of the Lender’s interest in such DDA. (ii) An agreement (generally referred to as a “Blocked Account Agreement”), in form reasonably satisfactory to the Lender, with any depository institution at which a Blocked Account is maintained. (iii) An agreement, in form reasonably satisfactory to the Lender, with any depository institution at which the Operating Account is maintained. (c) No Loan Party will establish any DDA hereafter unless, contemporaneous with such establishment, such Loan Party, delivers to the Lender an agreement (in form satisfactory to the Lender) executed on behalf of the depository with which such DDA is being established. 7-2. Credit Card Receipts. (a) Annexed hereto as EXHIBIT 7-2 is a Schedule which describes all arrangements to which each Loan Party is a party with respect to the payment to such Loan Party, of the proceeds of all credit card charges for sales by the Loan Party. (b) To the extent not previously delivered to the Lender, the Borrower shall, and shall cause each Guarantor to, deliver to the Lender, as a condition to the effectiveness of this Agreement, notifications, executed on behalf of the Borrower or such Guarantor, as applicable, to each of the Borrower’s and Guarantor’s credit card clearinghouses and processors of notice (in form satisfactory to the Lender), which notice provides that payment of all credit card charges submitted by the Borrower or Guarantor to that clearinghouse or other processor and any other amount payable to the Borrower or Guarantor by such clearinghouse or other processor shall be directed to the Concentration Account or as otherwise designated from time to time by the Lender. Neither the Borrower nor any Guarantor shall change such direction or designation except upon and with the prior written consent of the Lender. -58-

7-3. The Concentration, Blocked, and Operating Accounts. (a) The following checking accounts have been or will be established (and are so referred to herein): (i) The Concentration Account: Established by the Lender with Bank of America, N.A. (ii) The Blocked Account: Established by the Borrower with Bank of America, N.A. (iii) The Operating Account: Established by the Borrower with Bank of America, N.A. (b) The contents of each DDA, of the Operating Account, and of the Blocked Account constitutes Collateral and Proceeds of Collateral. The contents of the Concentration Account constitutes the Lender’s property. (c) The Loan Parties: (i) To the extent not previously delivered to the Lender, contemporaneously with the execution of this Agreement, shall provide the Lender with such agreement (generally referred to as a “Blocked Account Agreement”) of the depository with which the Blocked Account is maintained as may be reasonably satisfactory to the Lender; (ii) To the extent not previously delivered to the Lender, contemporaneously with the execution of this Agreement, shall provide the Lender with such agreement of the depository with which the Operating Account is maintained as may be reasonably satisfactory to the Lender; and (iii) Shall not establish any Blocked Account or Operating Account hereafter except upon not less than thirty (30) days prior written notice to the Lender and the delivery to the Lender of a similar such agreement. (d) The Loan Parties shall pay all fees and charges of, and maintain such impressed balances as may be required by the Lender or by any bank in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Lender). 7-4. Proceeds and Collection of Accounts. (a) All Receipts constitute Collateral and proceeds of Collateral and, after the occurrence and during the continuance of a Cash Dominion Event, shall be held in trust by the Loan Parties for the Lender; shall not be commingled with any of a Loan Party’s other funds; and shall be deposited and/or transferred only to the Blocked Account. -59-

(b) After the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the, and shall cause each Guarantor to, ACH or wire transfer to the Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of (i) the then current contents of each DDA (other than the Operating Account), each such transfer to be net of any minimum balance, not to exceed $5,000.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained); and (ii) the proceeds of all credit card charges not otherwise provided for pursuant hereto. Telephone advice (confirmed by written notice) shall be provided to the Lender on each Business Day on which any such transfer is made. (c) After the occurrence and during the continuance of a Cash Dominion Event, whether or not any Liabilities are then outstanding, the Loan Parties shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $5,000.00, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained. (d) After the occurrence and during the continuance of a Cash Dominion Event, in the event that, notwithstanding the provisions of this Section 7-4, a Loan Party receives or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by such Loan Party for the Lender and shall not be commingled with any of the Loan Party’s other funds or deposited in any account of the Loan Party other than as instructed by the Lender. 7-5. Payment of Liabilities. (a) On each Business Day, the Lender shall apply, towards the Liabilities, the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained). (b) The following rules shall apply to deposits and payments under and pursuant to this Agreement: (i) Funds shall be deemed to have been deposited to the Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Lender by 2:00 PM on that Business Day. (ii) Funds paid to the Lender, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Lender by 2:00PM on that Business Day. -60-

(iii) If notice of a deposit to the Concentration Account (Section 7-5(b)(i)) or payment (Section 7-5(b)(ii)) is not available to the Lender until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the then next Business Day. (iv) All deposits to the Concentration Account and other payments to the Lender are subject to clearance and collection. (c) All payments shall be applied First to pay Liabilities other than the principal balance of the Loan Account; Second in reduction of Base Rate Loans until paid in full, and Third in reduction of Eurodollar Loans until paid in full, together with any amounts which become due as a result of such payment pursuant to Section 2-7(e) hereof; provided that at the Borrower’s option, as long as no Event of Default then exists, the Borrower shall have the right, in lieu of making a prepayment on account of the Eurodollar Loans, to cause any amounts in excess of the sums required to pay the Liabilities described in clauses First and Second, above, to be deposited with the Lender and held as collateral for the Liabilities and applied to the payment of the applicable Eurodollar Loans at the end of the current Interest Periods applicable thereto, in order of maturity of such Interest Periods (or upon the occurrence, and during the continuance, of an Event of Default, to the Liabilities in such order and manner as the Lender, in its discretion, shall determine). (d) The Lender shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7-5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that both (i) a Suspension Event has occurred and is continuing, and (ii) one or more L/C’s are then outstanding, the Lender may establish a funded reserve of up to 103% of the aggregate Stated Amounts of such L/C’s. 7-6. The Operating Account. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Loan Parties upon, and other disbursements shall be made by the Loan Parties solely from, the Operating Account. Until the occurrence, and during the continuance, of an Event of Default, as provided in the agreement with the depository with which the Operating Account has been established, the Lender shall not be entitled to exercise any dominion or control over the funds in the Operating Account. Article 8 — Grant of Security Interest: 8-1. Grant of Security Interest. To secure the Borrower’s prompt, punctual, and faithful performance of all and each of the Liabilities, the Borrower hereby grants to the Lender a continuing security interest in and to, and assigns to the Lender, (and ratifies and confirms the Borrower’s prior grant of a security interest to the Lender pursuant to the Existing Loan Agreement, in and to) the following, and each item thereof, whether now owned or now due, or in which the Borrower has an interest, or hereafter acquired, arising, or to become due, or in which the Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the “Collateral”): -61-

(a) All Accounts and Accounts Receivable. (b) All Inventory. (c) All General Intangibles, including, without limitation, all Payment Intangibles. (d) All Equipment. (e) All Goods. (f) All Fixtures. (g) All Chattel Paper. (h) All books, records, and information relating to the Collateral and/or to the operation of the Borrower’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained. (i) All Investment Property, Instruments, Documents, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property. (j) All Letter of Credit Rights and Supporting Obligations, (k) All Commercial Tort Claims. (1) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing(8-l(a) through 8-l(k)) or otherwise. (m) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8-1 (a) through 8-1(1)), including the right of stoppage in transit. provided that, the Collateral shall not include leases or licenses and rights thereunder to the extent of enforceable anti-assignment provisions therein contained which have not been waived, provided, however, that in no event shall the foregoing be construed to exclude from the security interest created by this Agreement, proceeds or products of any such leases or licenses or any accounts receivable or the right to payments due or to become due the Borrower under any such lease or license. 8-2. Extent and Duration of Security Interest. This grant of a security interest is in addition to, and supplemental of, any security interest previously granted by the Borrower to the Lender and shall continue in full force and effect applicable to all Liabilities, until all Liabilities have been paid and/or satisfied in full (other than indemnities not then due and payable, which survive repayment of the Revolving Credit Loans and the L/Cs and termination of the -62-

Commitments) and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Lender (which the Lender agrees to do upon payment and satisfaction of all such Liabilities). Article 9 — Lender As Borrower’s Attorney-In-Fact: 9-1. Appointment as Attorney-In-Fact. The Borrower hereby irrevocably constitutes and appoints the Lender as the Borrower’s true and lawful attorney, with full power of substitution, exercisable only after the occurrence, and during the continuance, of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of the Borrower, but for the sole benefit of the Lender. The rights and powers granted the Lender by this appointment include but are not limited to the right and power to: (a) Prosecute, defend, compromise, or release any action relating to the Collateral. (b) Sign change of address forms to change the address to which the Borrower’s mail is to be sent to such address as the Lender shall designate; receive and open the Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrower or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrower, or other legal representative of the Borrower whom the Lender determines to be the appropriate person to whom to so turn over such mail. (c) Endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral. (d) Sign the name of the Borrower on any notice to the Borrower’s Account Debtors or verification of the Receivables Collateral; sign the Borrower’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts. (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which the Borrower is a beneficiary. (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower. (g) Use, license or transfer any or all General Intangibles of the Borrower. 9-2. No Obligation to Act. The Lender shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9-1 herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually -63-

receives as a result of such exercise of power, provided that, if the Lender elects to use or license any General Intangibles of the Borrower consisting of trademarks, copyrights or similar property, the Lender shall use reasonable efforts to preserve and maintain any such trademark, copyright or similar property (but nothing contained herein shall obligate the Lender to undertake (or refrain from undertaking) any specific action with respect thereto). The Lender shall not be responsible to the Borrower for any act or omission to act pursuant to Section 9-1, except to the extent that the subject act or omission to act had been grossly negligent or in actual bad faith. Article 10 — Events of Default: The occurrence of any event described in this Article 10 shall constitute an “Event of Default” herein. Upon the occurrence of any Event of Default described in Section 10-12, any and all Liabilities shall become due and payable without any further act on the part of the Lender. Upon the occurrence, and during the continuance, of any other Event of Default, any and all Liabilities shall become immediately due and payable, at the option of the Lender and without notice or demand. The occurrence and continuance of any Event of Default shall also constitute, without notice or demand, a default under all other Loan Documents, whether such Loan Documents now exist or hereafter arise. 10-1. Failure to Pay Revolving Credit. The failure by the Borrower to pay any principal amount when due under the Revolving Credit. 10-2. Failure To Make Other Payments. The failure by the Borrower to pay when due (or upon demand, if payable on demand) any payment Liability within three (3) days of the date when due other than the principal amount under the Revolving Credit. 10-3. Failure to Perform Covenant or Liability (No Grace Period). The failure by the Borrower to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10-1 or Section 10-2 hereof, and included in any of the following provisions hereof: Section Relates to: 4-5 Location of Collateral 4-6 Title to Assets 4-7 Indebtedness 4-8(b) Insurance Policies 6 Use of Collateral Article 7 Cash Management 10-4. Failure to Perform Covenant or Liability (Limited Grace Period). The failure by the Borrower, upon three (3) days written notice by the Lender, to cure the Borrower’s failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant under Sections 4-13, 4-22, 4-23, and Article 5 hereof. 10-5. Failure to Perform Covenant or Liability (Grace Period). The failure by the Borrower, upon fifteen (15) days written notice by the Lender, to cure the Borrower’s failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant hereunder -64-

or under any other Loan Document or with any Liability not described in any of Sections 10-1, 10-2,10-3 or 10-4 hereof. 10-6. Misrepresentation. Any representation or warranty at any time made by the Borrower to the Lender is not true or complete in all material respects when given. 10-7. Default of Other Debt. The occurrence of any event such that any Indebtedness of the Borrower to any creditor in excess of $10,000,000.00, other than the Lender, could then be accelerated (whether or not the subject creditor takes any action on account of such occurrence), provided that if such event is waived in writing by the holder of the Indebtedness prior to the exercise of remedies by the Lender hereunder, the occurrence of such event shall not constitute an Event of Default hereunder. 10-8. Default of Leases. The occurrence of any event such that any Lease or Leases of the Borrower could then be terminated (whether or not any or all of the subject lessors take any action on account of such occurrence) and such termination (individually or together with all other such terminations) could reasonably likely have a Material Adverse Effect, provided that if such event is waived in writing by the subject lessors prior to the exercise of remedies by the Lender hereunder, the occurrence of such event shall not constitute an Event of Default hereunder. 10-9. Uninsured Casualty Loss. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral, having an aggregate value in excess of $1,500,000.00. 10-10. Judgment. Restraint of Business. (a) The entry of any uninsured judgment against the Borrower, in excess of $5,000,000.00, individually or in the aggregate, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of its entry. (b) The entry of any order or the imposition of any other process having the force of law, in either case applicable specifically to the Borrower, the effect of which is to restrain in any material adverse way the conduct by the Borrower of its business in the ordinary course, which order is not dissolved within ten (10) days of its imposition. 10-11. Business Failure. Any act by, against, or relating to the Borrower, or its property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any material part of the Borrower’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrower generally; the offering by or entering into by the Borrower of any composition, extension, or any other arrangement seeking relief generally from or extension of the debts of the Borrower; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including the Borrower which seeks or intends to accomplish a reorganization or arrangement with creditors, provided that, if such proceeding is initiated against the Borrower, an Event of Default shall not arise hereunder unless such proceeding is not timely contested in good faith by the Borrower by appropriate -65-

proceedings or, if so contested, is not dismissed within sixty (60) days of when initiated; and/or the initiation by or on behalf of the Borrower of the liquidation or winding up of all or any material part of the Borrower’s business or operations. 10-12. Bankruptcy. The failure by the Borrower to generally pay the debts of the Borrower as they mature; adjudication of bankruptcy or insolvency relative to the Borrower; the entry of an order for relief or similar order with respect to the Borrower in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application; the filing of any complaint, application, or petition against the Borrower initiating any matter in which the Borrower is or may be granted any relief from its debts generally pursuant to the Bankruptcy Code or any other insolvency statute or procedure of general application, which complaint, application, or petition is not timely contested in good faith by the Borrower by appropriate proceedings or, if so contested, is not dismissed within sixty (60) days of when filed. 10-13. Indictment — Forfeiture. The indictment of, or institution of any legal process or proceeding against, the Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of the Borrower and/or the imposition of any stay or other order, the effect of which would reasonably be expected to restrain in any material way the conduct by the Borrower of its business in the ordinary course. 10-14. Default by Guarantor or Subsidiary. The occurrence of any of the foregoing Events of Default with respect to any Guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any Subsidiary of the Borrower, as if such guarantor or Subsidiary were the “Borrower” described therein. 10-15. Termination of Guaranty. The termination or attempted termination of any Guaranty Agreement by any Guarantor of the Liabilities (other than in accordance with its terms or as permitted by the Lenders). 10-16. Challenge to Loan Documents. (a) Any challenge by or on behalf of the Borrower or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto. (b) Any determination by any court or any other judicial or government authority that the Loan Documents, taken as a whole, are not enforceable strictly in accordance with their terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto. 10-17. Intentionally Omitted. -66-

10-18. Change in Control. Any Change in Control. Article 11 — Rights and Remedies Upon Default: In addition to all of the rights, remedies, powers, privileges, and discretions which the Lender is provided prior to the occurrence of an Event of Default, the Lender shall have the following rights and remedies upon the occurrence, and during the continuance, of any Event of Default. 11-1. Rights of Enforcement. The Lender shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Lender shall have all and each of the following rights and remedies: (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral. (b) To take possession of all or any portion of the Collateral. (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Lender deems advisable and with or without the taking of possession of any of the Collateral. (d) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral. (e) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities. (f) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents. 11-2. Sale of Collateral. (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Lender deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Lender’s disposition of the Collateral. (b) The Lender, in the exercise of the Lender’s rights and remedies upon default, may conduct one or more going out of business sales, in the Lender’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrower. The Lender and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Lender or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Lender or such agent or contractor and neither the Borrower nor any Person claiming under or in right of the Borrower shall have any interest therein. -67-

(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Borrower with such notice as may be practicable under the circumstances), the Lender shall give the Borrower at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Lender’s rights and remedies upon default. (d) The Lender may purchase the Collateral, or any portion of it at any sale held under this Article (to the extent permitted by applicable law). (e) The Lender shall apply the proceeds of any exercise of the Lender’s Rights and Remedies under this Article 11 towards the Liabilities in the following order: First: To all costs and expenses incurred by the Lender under this Agreement, or any other Loan Document, including all Costs of Collection. Second: To accrued and unpaid interest on the Revolving Credit Loans until all accrued and unpaid interest on the Revolving Credit Loans has been paid in full. Third: To the principal balance of the Revolving Credit Loans, until the unpaid principal balance of the Revolving Credit Loans has been paid in full. Fourth: To all fees due under this Agreement or any other Loan Document, until the remaining balance of all fees (including L/C Fees, Line (Unused Fees)) have been paid in full. Fifth: To all other Liabilities, including without limitation, on account of Bank Products and Cash Management Services, until such Liabilities have been paid in full. Sixth: As provided under applicable law, to each Person then entitled thereto. 11-3. Occupation of Business Location. In connection with the Lender’s exercise of the Lender’s rights under this Article 11, the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrower, and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender’s taking possession thereof, and may render any Collateral unusable to the Borrower. In no event shall the Lender be liable to the Borrower for use or occupancy by the Lender of any premises pursuant to this Article 11, nor for any charge (such as wages for the Borrower’s employees and utilities) incurred in connection with the Lender’s exercise of the Lender’s Rights and Remedies, except for such charges which are incurred as a result of the Lender’s gross negligence or willful misconduct. -68-

11-4. Grant of Nonexclusive License. The Borrower hereby grants to the Lender a royalty free nonexclusive irrevocable license, exercisable upon the occurrence, and during the continuance, of an Event of Default, to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrower now or hereafter has rights, such license being with respect to the Lender’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory. In exercising its rights under such license, the Lender shall use reasonable efforts to preserve and maintain any such trademark, trade name, or logo, but nothing contained herein shall obligate the Lender to undertake (or refrain from undertaking) any specific action and the Lender shall, under no circumstances, have any liability to the Borrower, except for such which are a result of the Lender’s gross negligence or willful misconduct. 11-5. Assembly of Collateral. The Lender may require the Borrower to assemble the Collateral and make it available to the Lender at the Borrower’s sole risk and expense at a place or places which are reasonably convenient to both the Lender and Borrower. 11-6. Rights and Remedies. The rights, remedies, powers, privileges, and discretions of the Lender hereunder (herein, the “ Lender’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Lender’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Lender and any person, at any time, shall preclude the other or further exercise of the Lender’s Rights and Remedies. No waiver by the Lender of any of the Lender’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender’s Rights and Remedies and all of the Lender’s rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine. The Lender’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities. Article 12 — Notices: 12-1. Notice Addresses. All notices, demands, and other communications made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested: If to the Lender: -69-

Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention : Christine Hutchinson Vice President Fax : (617) 790-1234 Email: christine.hutchinson@ bankofamerica.com With a copy to: Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attention : David S. Berman, Esquire Fax : (617) 880-3456 Email: dberman@riemerlaw.com If to the Borrower: Aeropostale, Inc. 201 Willowbrook Blvd. Wayne, New Jersey 07470 Attention : Joseph Pachella, VP and Treasurer Fax : (201) 581-0399 Email: jpachella@aeropostale.com With a Copy to: Edward M. Slezak, Esquire General Counsel Aeropostale, Inc. 112 West 34* Street, 22nd Floor New York, New York 10120 Fax: (646) 619-4873 Email: eslezak@aeropostale.com 12-2. Notice Given. (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt): (i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid. (ii) By recognized overnight express delivery: the Business Day following the day when sent. -70-

(iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day. (iv) By Facsimile or electronic transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day. (b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent. Article 13 — Term: 13-1. Termination of Revolving Credit. The Revolving Credit shall remain in effect (subject to suspension as provided in Section 2-5(h) hereof) until the Termination Date. 13-2. Effect of Termination. On the Termination Date, the Borrower shall pay the Lender (whether or not then due), in immediately available funds, all then Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments), including, without limitation: the entire balance of the Loan Account; any accrued and unpaid Line (Unused) Fee; any payments due on account of the indemnification obligations included in Section 2-9(e); and all unreimbursed costs and expenses of the Lender for which the Borrower is responsible; and shall make such arrangements concerning any L/C’s then outstanding are reasonably satisfactory to the Lender. Until such payment, all provisions of this Agreement, other than those contained in Article 2 which place an obligation on the Lender to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities (other than indemnities, not then due and payable, which survive repayment of the Revolving Credit Loans and L/Cs and termination of the Commitments) shall have been paid in full. The release by the Lender of the security and other collateral interests granted the Lender by the Borrower hereunder may be upon such conditions and indemnifications as the Lender may reasonably require to protect the Lender against and chargebacks, credits, returned items and any other reversal of payments which had been received by the Lender and applied toward such Liabilities. Article 14 — General: 14-1. Protection of Collateral. The Lender has no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Lender and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. With the Borrower’s prior approval (which shall not be unreasonably delayed or withheld), the Lender may include reference to the Borrower (and may utilize any logo or other distinctive symbol associated with the Borrower) in connection with any advertising, promotion, or marketing undertaken by the Lender. -71-

14-2. Successors and Assigns. This Agreement shall be binding upon the Borrower and the Borrower’s representatives, successors, and assigns and shall inure to the benefit of the Lender and its successors and assigns, provided, however, no trustee or other fiduciary appointed with respect to the Borrower shall have any rights hereunder. In the event that the Lender, in accordance with the provisions of Section 2-23 hereof, assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder. 14-3. Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement. 14-4. Amendments. Course of Dealing. (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Lender to give notice to the Borrower of the Borrower’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. (b) The Borrower may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Lender. No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Lender, then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Lender shall be in reliance upon all representations and warranties theretofore made to the Lender by or on behalf of the Borrower (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given. 14-5. Power of Attorney. In connection with all powers of attorney included in this Agreement, the Borrower hereby grants unto the Lender full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrower might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrower and each shall survive the same. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender. -72-

14-6. Application of Proceeds. Except as otherwise provided in Section 1 l-2(e) hereof, the proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Lender determines in its sole discretion. The Borrower shall remain liable for any deficiency remaining following such application. 14-7. Costs and Expenses of Lender. (a) The Borrower shall pay on demand all Costs of Collection and all reasonable expenses of the Lender in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Lender in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all other costs and expenses of the Lender which relate to the credit facility contemplated hereby. (b) The Borrower shall pay on demand all costs and expenses (including reasonable attorneys’ fees) incurred, following the occurrence, and during the continuance, of any Event of Default, by the Lender in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document, as well as any such costs and expenses in connection with any “workout”, forbearance, or restructuring of the credit facility contemplated hereby. (c) The Borrower authorizes the Lender to pay all such fees and expenses and in the Lender’s discretion, to add such fees and expenses to the Loan Account. (d) The undertaking on the part of the Borrower in this Section 14-7 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 14-7. 14-8. Copies and Facsimiles. This Agreement and all documents which relate thereto, which have been or may be hereinafter furnished the Lender may be reproduced by the Lender by any photographic, microfilm, xerographic, digital imaging, or other process, and the Lender may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received. 14-9. Massachusetts Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. -73-

14-10. Consent to Jurisdiction. (a) The Borrower agrees that any legal action, proceeding, case, or controversy against the Borrower with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender’s sole discretion. By execution and delivery of this Agreement, the Borrower, for itself and in respect of its property, accepts, submits, and consents generally and unconditionally, to the non exclusive jurisdiction of the aforesaid courts. (b) The Borrower WAIVES personal service of any and all process upon it, and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrower at the Borrower’s address for notices as specified herein, such service to become effective ten (10) Business Days after such mailing. (c) The Borrower WAIVES any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted in the aforesaid courts under any of the Loan Documents. (d) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction. (e) The Borrower agrees that any action commenced by the Borrower asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action. 14-11. Indemnification. The Borrower shall indemnify, defend, and hold the Lender and any employee, officer, or agent of the Lender (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by the Borrower, any guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys’ fees and expenses in connection therewith) on account of the relationship of the Borrower or of any other guarantor or endorser of the Liabilities with the Lender (each, an “Indemnified Claim”) other than any claim resulting from the gross negligence or willful misconduct of such Indemnified Person. Each Indemnified Claim may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender’s selection (and if such Indemnified Claim is brought by a Person other than the Borrower, any guarantor or endorser of the Liabilities or any Affiliate of the Borrower, after consultation with (but not approval of) the Borrower regarding the selection of such counsel), but at the expense of the Borrower, provided that any Indemnified Claim may not be settled without the consent of the Borrower (which shall not be unreasonably withheld or delayed) if as the result of any such settlement the Borrower will be obligated to make any payment (other than reimbursement of the reasonable costs and expenses of the Indemnified Person). This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in -74-

favor of the Borrower, other than a termination, release, or discharge which makes specific reference to this Section 14-11. 14-12. Rules of Construction. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents: (a) Words in the singular include the plural and words in the plural include the singular. (b) Titles, headings (indicated by being underlined or shown in SMALL Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect. (c) The words “includes” and “including” are not limiting. (d) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational. (e) Except where the context otherwise requires or where the relevant subsections are joined by “or”, compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision. Except where the context otherwise requires, compliance with any warranty or covenant of any Loan Document which includes subsections which are joined by “or” may be accomplished by compliance with any of such subsections. (f) Text which is shown in italics, shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous. (g) The words “may not” are prohibitive and not permissive, (h) The word “or” is not exclusive. (i) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined. (j) The symbol “$” refers to United States Dollars. (k) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof, or “within” is to the entire Loan Document in which such reference is made. (1) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made. -75-

(m) Except as otherwise specifically provided, all references to time are to Boston time. (n) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder: (i) Unless otherwise provided (A) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (B) the period so computed shall end at 5:00 PM on the relevant Business Day. (ii) The word “from” means “from and including”. (iii) The words “to” and “until” each mean “to, but excluding”. (iv) The word “through” means “to and including”. (o) References to “presently”, “currently”, “Second Amendment Effective Date of this Agreement”, and other similar expressions mean the date of this Agreement. (p) The term “upon the occurrence, and during the continuance, of an Event of Default”, “upon the occurrence, and during the continuance, of Default Interest Event” and any other similar term means the occurrence of an Event of Default or a Default Interest Event which has not been (i) waived by the Lender, or (ii) resolved to the reasonable satisfaction of the Lender. For purposes hereof, an Event of Default shall be deemed “resolved to the reasonable satisfaction of the Lender” if (A) the Lender has not theretofore exercised any of its rights and remedies on account of the existence of such Event of Default, and (B) the matter giving rise to such Event of Default has been fully remediated by the Borrower, provided, however, that (1) nothing contained herein shall furnish the Borrower with any additional cure periods beyond those set forth in Article 10, if any, prior to an event constituting an “Event of Default”, (2) notwithstanding the foregoing, any Event of Default under Article 7, or Sections 10-1, 10-2, 10-11, or 10-12 hereof may only be waived by the Lender and shall not ever be deemed “resolved to the reasonable satisfaction of the Lender”, and (3) the Borrower may not resolve any occurrences which constitute Events of Default to the reasonable satisfaction of the Lender on more than four (4) occasions in any fiscal year. (q) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 14-13 hereof, provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control. 14-13. Intent. It is intended that: (a) This Agreement take effect as a sealed instrument. -76-

(b) The scope of the security interests created by this Agreement be broadly construed in favor of the Lender. (c) The security interests created by this Agreement secure all Liabilities, whether now existing or hereafter arising. (d) All reasonable costs and expenses (other than overhead costs) incurred by the Lender in connection with its relationship with the Borrower shall be borne by the Borrower. (e) Unless otherwise explicitly provided herein, the Lender’s consent to any action of the Borrower which is prohibited unless such consent is given may be given or refused by the Lender in its reasonable discretion and without reference to Section 2-16 hereof. 14-14. Right of Set-Off. Any and all deposits (other than Trust Deposit Accounts) or other sums at any time credited by or due to the Borrower from the Lender, or any participant (a “Participant”) in the credit facility contemplated hereby or any from any Affiliate of the Lender, or any Participant and any cash, securities, instruments or other property of the Borrower in the possession of the Lender, any Participant or any such Affiliate, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrower to the Lender or any Participant or any such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Lender or any Participant or any such Affiliate. 14-15. Maximum Interest Rate. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “MaximumRate”). If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Revolving Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Liabilities hereunder. 14-16. Waivers. (a) The Borrower (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14-16(b), below, knowingly, voluntarily, and intentionally, and understands that the Lender, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrower as provided herein, whether not or in the future, is relying on such waivers. -77-

(b) THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING: (i) Except as otherwise specifically required hereby, and to the extent permissible under applicable law, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral. (ii) Except as otherwise specifically required hereby, and to the extent permissible under applicable law, the right to notice and/or hearing prior to the Lender’s exercising of the Lender’s rights upon default. (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE LENDER (AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY). (iv) Except to the extent that such may not be waived under applicable law, the benefits or availability of any stay, limitation, hindrance, delay, or restriction with respect to any action which the Lender may or may become entitled to take hereunder. (v) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability. (vi) Any claim against the Lender to consequential, special, or punitive damages. 14-17. Confidentiality. The Lender shall keep, and shall cause its officers, directors, employees, affiliates and attorneys to keep, all financial statements, reports and other proprietary information furnished to it by the Borrower, the Guarantor or their respective Affiliates (hereinafter collectively, the “Information”) confidential and shall not disclose such Information, or cause such Information to be disclosed, to any Person, provided, however, that (i) the Information may be disclosed to the Lender’s officers, directors, employees, affiliates, attorneys and other advisors as need to know the Information in connection with the Lender’s administration of the Liabilities; (ii) the Information may be disclosed to any regulatory or other governmental authorities having jurisdiction over the Lender as required in connection with the exercise of their regulatory activity; (iii) the Information may be disclosed to any prospective assignee or participant, who has agreed to be bound by the provisions of this Section 14-17; (iv) the Information may be disclosed in connection with the enforcement of the Liabilities by the Lender to the extent required in connection therewith; and (v) the Information may otherwise be disclosed to the extent required by law. Notwithstanding anything herein to the contrary, -78-

“Information” shall not include, and Lender (and each employee, representative, or other agent of the Lender) may disclose to any and all Persons without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including options or other tax analyses) that are provided to the Lender (and each employee, representative, or other agent of the Lender) relating to such tax treatment and tax structure; provided, that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Credit, the L/Cs and other transactions contemplated hereby. 14-18. Press ReleasesOnce the Borrower has filed this Agreement with the Securities and Exchange Commission and disseminated a corresponding Press Release regarding this Agreement, then Borrower consents to the publication by the Lender of advertising material relating to the financing transactions contemplated by this Agreement using the Borrower’s name, product photographs, logo or trademark. The Lender shall provide a draft reasonably in advance of any advertising material to the Borrower for review and comment prior to the publication thereof. Subject to the conditions contained in this Section 14-18, the Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. 14-19. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Party, on the one hand, and the Lender, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Lender is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) the Lender has not assumed and will not assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Lender has advised or is currently advising the Loan Parties or any of their respective Affiliates on other matters) and the Lender has no any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Lender and its Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lender has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Lender has not provided and will not provid e any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) -79-

and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Lender with respect to any breach or alleged breach of agency or fiduciary duty. 14-20. USA PATRIOT Act Notice. The Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of each such Person and other information that will allow the Lender to identify the Loan Parties in accordance with the Act. Each of the Loan Parties is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Revolving Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 14-21. Existing Loan Agreement Amended and Restated. This Agreement shall amend and restate the Existing Loan Agreement in its entirety. On the Second Amendment Effective Date, the rights and obligations of the parties under the Existing Loan Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the “Revolving Credit Loans” (as such term is defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Second Amendment Effective Date shall, for purposes of this Agreement, be included as Revolving Credit Loans hereunder and each of the “L/Cs” (as defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement on the Second Amendment Effective Date shall be L/Cs hereunder. [signature pages follow] -80-

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date above first written. This Agreement shall take effect as a sealed instrument. AEROPOSTALE, INC. (“Borrower”) By: Name: Michael J. Cunningham Title: Executive Vice President and Chief Financial Officer [Signature Page to Second Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A. (“Lender”) By: Name: Kathleen A. Dimock Title: Managing Director [Signature Page to Second Amended and Restated Loan and Security Agreement]

Exhibit 2.8
Revolving Credit Note
AMENDED AND RESTATED REVOLVING CREDIT NOTE Bank of America, N.A. Boston, Massachusetts November 13, 2007 FOR VALUE RECEIVED, the undersigned, Aeropostale, Inc., Inc., a Delaware corporation with its principal executive offices at 112 West 34th Street, New York, New York 10120 (the “Borrower”) promises to pay to the order of Bank of America, N.A. (as assignee of Fleet Retail Finance Inc. (“Fleet”) pursuant to that certain Assignment and Acceptance dated as of even date herewith by and between Fleet, as Assignor, and Bank of America, N.A., as Assignee), a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110 (hereinafter, with any subsequent holder, a “Lender”) the aggregate unpaid principal balance of loans and advances made to or for the account of the Borrower pursuant to the Revolving Credit established pursuant to the Second Amended and Restated Loan and Security Agreement dated as of even date herewith (as such may be amended hereafter, the “Loan Agreement”) among the Lender, the Guarantors party thereto, and the Borrower, with interest at the rate and payable in the manner stated therein. All capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. This is a “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein. This Revolving Credit Note replaces in its entirety that certain Revolving Credit Note dated October 7, 2003 by the Borrower, in favor of Fleet. The Lender’s books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness to the Lender hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver. The Borrower waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof; assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Revolving Credit Note and/or any collateral given to secure this Revolving Credit Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower. This Revolving Credit Note shall be binding upon the Borrower and upon its successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns. The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several, provided, however, the release by the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full. This Revolving Credit Note is delivered to the Lender at its offices in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument. The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of its relationship with the Borrower contemplated by the within Revolving Credit Note, is relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY-CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A

PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER, ANY SUCH PERSON, AND THE LENDER. [Signature Page to Follow]

Witness: BORROWER: AEROPOSTALE, INC. By: Name: Michael J. Cunningham Title: Executive Vice President and Chief Financial Officer 10436753 Signature Page to Amended and Restated Revolving Credit Note

RELATED ENTITIES Other than the Guarantors, Aeropostale Canada, Inc.

Exhibit 4-3 Trade Names

Aeropostale Jimmy’Z Exhibit 4-5 Locations, Leases, and Landlords (See Attached)

Store# Store Name Space#City State Zip Code Sq. Ft. Developer Developer Address 1 4 ADI South River New Jersey 8810 315,000 LIT-Norihend LLC 2100 Mckinney Avenue Suite 700 Dallas TX75201 5 Willowbrook Office 7th & 8th Floor Wayne New Jersey 7470 40,000 Willowbrook Center 2 Daniel Road Fairfield NJ 7004 11 Franklin Mills Mall Philadelphia Pennsylvania 19154 4,865 Mills Corporation 225 W Washington Street Indianapolis IN 46204 14 NYC Office New York New York 10017 59,121 Helmsley Spear 60 East 42nd Street NewYork NY 10017 19 Arizona Mills Mall Tempe Arizona 85282 4,255 Mills Corporation 225 W Washington Street Indianapolis IN 46204 20 Newport Center Jersey City New Jersey 7307 3,385 Simon Property Group 225 W Washington Street Indianapolis IN 46204 22 Stoneridge Mall Pleasanton California 95466 3,709 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 23 Brtdgewater Commons 279 Bridgewater New Jersey 8807 3,130 General Growth 110 N Waoker Dr. Chicago IL 6060625 25 Parmatown Mall #4 Parmatown Ohio 44129 3,017 RMS Investment Company 7899 W Ridgewood Drive Parma OH 44129 27 Great Northern Mall North Olmstead Ohio 44070 3,423 Westfield 11601 Willshlre Boulevard Los Angeles CA 90025 28 Woodbridge Center Woodbridge New Jersey 7095 3,890 General Growth 110 N Waoker Dr. Chicago IL 60606 29 NanuetMatl Nanuet NewYork 10954 3,900 Simon Property Group 225 W Washington Street Indianapolis IN 46204 30 Staten Island Mall #247A Staten Island NewYork 10314 3,724 General Growth 110 N Wacker Dr. Chicago IL 60606 31 Rockaway Townsquare Mall #128 Rockaway New Jersey 7866 3,621 Simon Property Group 225 W Washington S treet Indianapolis IN 46204 34 The Mall at Greece Ridge Rochester NewYork 14626 3,132 Wllmorite 1265 Scotisville Road Rochester NY 14624 35 Ross Park Mall Pittsburgh Pennsylvania 15237 3,584 Simon Property Group 225 w Washington Street Indianapolis IN 46204 36 The Mall at St Matthews #1340 Louisville Kentucky 40207 5,127 General Growth 110 N Wacker Dr. Chicago IL 60606 37 Cherry Hill Mall #1230 Cherry Hill New Jersey 8002 3,667 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 38 Valley Fair Shopping Center #B577 Santa Clara California 95050 2,864 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 41 River Oaks Center Calumet City Illinois 60409 2,778 Simon Property Group 225 W Washington Street Indianapolis IN 4620443 43 Lycomlng Mall US Rts. 220&180 Pennsdale Pennsylvania 17756 3,519 Preit-Rubin 200 South Broad Street Philadelphia PA 1910246 46 Lehigh Valley Mall Whitehall Pennsylvania 18052 4,020 Kravco 225 W Washington Street Indianapolis IN 46204 48 South Hills Village UpperStClair Pennsylvania 15241 3,590 Simon Property Group 225 W Washington Street Indianapolis IN 46204 49 Hamilton Mall Mays Landing New Jersey 8330 4,221 Kravco 225 W Washington Street Indianapolis IN 46204 50 Square One Mall Saugus Massachusetts 1906 3,977 Simon Property Group 225 W Washington Street Indianapolis IN 46204 51 Dadeland Mall Miami Florida 33156 4,674 Simon Property Group 225 W Washington Street Indianapolis IN 46204 52 Sunrise Mall Massapequa NewYork 11758 3,290 General Growth 110 N WackerDr. Chicago IL 6060654 54 Manhattan Mall NewYork NewYork 10001 4,326 Vomado 210 Route4East Paramus NJ 7652 56 Washington Crown Center 1500 W. Chestnut Street Washington Pennsylvania 15301-5864 3,436 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 57 Eastview Mall #F9 Victor NewYork 14564 3,600 Wilmorite 1265 Scottsville Road Rochester NY 14624 58 Garden State Plaza #L1A Paramus NewJersey 7652 5,903 Westfield 11601 Willshlre Boulevard LosAngeles CA 90025 59 Marketplace Mall Rochester NewYork 14623 3,479 Wllmorite 1265 Scotisville Road Rochester NY 14624 60 Granite Run Mall Media Pennsylvania 19063 3,202 Simon Property Group 225 w Washington Street Indianapolis IN 46204 62 Walden Galleria L213 Buffalo NewYork 14225 3,073 Pyramid 4 Clinton Square Syracuse NY 13202 63 Burlington Mall C16A Burlington Massachusetts 1803 2,800 Simon Property Group 225 W Washington Street Indianapolis IN 46204 65 Del Amo Mall #14 Torrance California 90503 3,300 Mills Corporation 225 W Washington Street Indianapolis IN 46204 66 Roosevelt Field Mall #1036&1037 Garden City NewYork 11530 5,377 Simon Property Group 225 W Washington Street Indianapolis IN 46204 67 Smith Haven Mall J03 Lake Grove NewYork 11755 4,116 Simon Property Group 225 W Washington Street Indianapolis IN 46204 70 Emerald Square D322 North Attleboro Massachusetts 2760 2,853 Simon Property Group 225 w Washington Street Indianapolis IN 46204 71 Twelve Oaks Mall D181 Novi Michigan 48377 2,799 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 75 75 Poughkeepsie Galleria Poughkeepsie NewYork 12601 3,409 Pyramid 4 Clinton Square Syracuse NY 13202 77 Hamilton Place #267 Chattanooga Tennessee 37421 2,593 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 78 Mall at Steamtown Scranton Pennsylvania 18503 4,645 Prizm Asset Mgt Co 300 Lackawanna Avenue Scranton PA 18503 79 Pentagon City #1028 Arlington Virginia 22202 3,840 Simon Property Group 225 W Washington Street Indianapolis IN 46204 84 Gwinnett Place Duluth Georgia 30096 3,383 Simon Property Group 225 w Washington Street Indianapolis IN 46204 85 Castleton Square Indianapolis Indiana 46250 4,030 Simon Property Group 225 W Washington Street Indianapolis IN 46204 86 Towne Center At Cobb Kennesaw Georgia 30144 4,098 Simon Property Group 225 W Washington Street Indianapolis IN 46204 87 Crossgates Mall D206A Albany NewYork 12203 3,317 Pyramid 4 Clinton Square Syracuse NY 13202 88 Scottsdale Fashion Square #2129 Scottsdale Arizona 85251 3,708 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 89 Jefferson Valley Mall Yorktown Heights NewYork 10598 3,384 Simon Property Group 225 W Washington Street Indianapolis IN 46204 90 Trumball Shopping Park Trumball Connecticut 6611 3,500 Westfield 11601 Willshlre Boulevard LosAngeles CA 90025 91 Concord Mall Wilmington Delaware 19803 3,600 Allied Properties 4737 Concord Pike Wilmington DE 19803 92 Oxford Valley Mall Langhome Pennsylvania 19047 3,896 Kravco 225 W Washington Street Indianapolis IN 46204 93 Paramus Park Mall #1675 Paramus NewJersey 7652 4,240 General Growth 110 N WackerDr. Chicago IL 6060699 99 Kings Plaza Brooklyn NewYork 11234 4,895 Vomado 210 Route 4 East Paramus NJ 7652 100 Willowbrook Mall #1126 Wayne NewJersey 7470 4,296 General Growth 110 N Wacker Dr. Chicago IL 60606 102 Park City Center #C220 Lancaster Pennsylvania 17601 3,786 General Growth 110 N Wacker Dr. Chicago IL 60606 103 Ohio Valley Mall #320 St Clairsville Ohio 43950 3,567 Cafaro 2445 Belmont Ave Youngstown OH 44504 104 Los Cerritos Center Cerritos California 90703 3,900 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 105 Monroeville Mall Monroeville Pennsylvania 16146 3,845 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 106 Natick Mall Natick Massachusetts 1760 3,726 General Growth 110 N Wacker Dr. Chicago IL 60606 109 Belden Village Canton Ohio 44718 3,945 Westfield 11601 Willshire Boulevard LosAngeles CA 90025 110 Dulles Town Center #220 Dulles Virginia 20166 3,000 Lemer 11501 Huff Court North Bethesda MD 20895 111 Lakeside Mall D129 Steriing Heights Michigan 48313 3,500 General Growth 110 N WackerDr. Chicago IL 60606 112 Holyoke Mall at Ingleside Holyoke Massachusetts 1040 3,136 Pyramid 4 Clinton Square Syracuse NY 13202 113 Genesee Valley Center Flint Michigan 48507 4,500 The Mills Corp 3341 S Linden Road Flint Ml 48507 114 Greenwood Park Mall Indianapolis Indiana 46142 3,406 Simon Property Group 225 W Washington Street Indianapolis IN 46204 115 Shoppingtown Mall #229A Dewitt NewYork 13214 4,525 Macerich Company 401 Wilshire Boulevard Suite 700 SantaMonica CA 90401 116 University Park Mall Mishawaka Indiana 46545 3,634 Simon Property Group 225 W Washington Street Indianapolis IN 46204 117 Cross County Shopping Center Yonkers NewYork 10704 3,154 Marx Realty & Improvement Co 401 Wilshire Boulevard Suite 700 SantaMonica CA 90401 120 St Charles Towne Center Waldorf Maryland 20603 3,369 Simon Property Group 225 W Washington Street Indianapolis IN 46204 121 Fiesta Mall #1250 Mesa Arizona 85202 3,635 Macerich Company 401 Wilshire Boulevard Suite 700 SantaMonica CA 90401 123 Great Lakes Mall #330 Mentor Ohio 44060 3,482 S imon Property Group 225 W Washington Street Indianapolis IN 46204 124 WestTownMall #1156 Knoxvllle Tennessee 37919 2,990 Simon Property Group 225 W Washington Street Indianapolis IN 46204127 127 Edison Mail Fort Meyers Florida 33901 3,500 Simon Property Group 225 W Washington Street Indianapolis IN 46204 129 Quaker Bridge Mall Lawrenceville NewJersey 8608 3,222 Kravco 225 W Washington Street Indianapolis IN 46204 130 Livingston Mall #1022 Livingston NewJersey 7039 4,351 Simon Property Group 225 W Washington Street Indianapolis IN 46204 131 Ocean County Mall #101L Toms River NewJersey 8753 3,645 Simon Property Group 225 W Washington Street Indianapolis IN 46204 132 Walt Whitman Mall #1063 Huntington Station NewYork 11746 4,354 Simon Properly Group 225 W Washington Street Indianapolis IN 46204

133Tri-County Mail 0-9 Cincinnati Ohio 45246 2,500 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 134MonmouthMall Eatontown New Jersey 7724 3,593 Vomado 210 Route 4 East Paramus NJ 7652 135 Montgomeiy Mall C1 & C2 North Wales Pennsylvania 19454 4,046 Kravco 225 W Washington Street Indianapolis IN 46204 136White Plains #489 White Plains New York 10601 3,690 Mills Corporation 225 W Washington Street Indianapolis IN 46204 137Willow Grove Park Willow Grove Pennsylvania 19090 3,124 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 138Stonestown Galleria San Francisco California 94132 3,581 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 139Galleria at Crystal Run D209 Middletown New York 10940 3,599 Pyramid 4 Clinton Square Syracuse NY 13202 140Carousel Center Syracuse NewYork 13290 3,070 Pyramid 4 Clinton Square Syracuse NY 13202 141Sun Valley Mall Concord California 94520 2,590 Taubman 200 E Long Lake RoadSuite 300 Bloomfield Hills Ml 48303 142Hawthorn Center G6UL Vemon Hills Illinois 60061 3,268 Westfield 11601 Wiltshire Boulevard Los Angeles CA 90025 143Stratford Square Mall B20 Bloomingdale Illinois 60108 2,557 The Mills Corp 3225 N Central AvenueSuite 1205 Phoenix KL 85012 144DeptfordMall Deptford New Jersey 8096 4,404 Kravco 225 W Washington Street Indianapolis IN 46204 145Stamford Town Center Stamford Connecticut 6901 3,672 Taubman 200 E Long Lake RoadSuite 300 Bloomfield Hills Ml 48303 146Woodfleld Mall Q311 Schaumburg Illinois 60173 5,124 Taubman 200 E Long Late RoadSuite 300 Bloomfield Hills Ml 48303 147Fox Valley Shopping Center Aurora Illinois 60504 4,086 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 148Danbury Fair Mall Danbury Connecticut 6810 4,827 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 149Eastern Hills Mall Wllliamsville New York 14221 3,550 Simon Property Group 225 W Washington Street Indianapolis IN 46204 150Freehold Raceway Mall Freehold New Jersey 7728 2,981 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 151Silver City Galleria Mall Taunton Massachusetts 2780 3,127 General Growth HONWackerDr. Chicago IL 60606 152Christiana Mall Newark Delaware 19702 4,875 General Growth HONWackerDr. Chicago IL 60606 153Columbia Mall #153 Columbia Maryland 21044 4,000 General Growth 110 N Wacker Dr. Chicago IL 60606 154Menlo Park Mall Edison New Jersey 8837 4,000 Simon Property Group 225 W Washington Street Indianapolis IN 46204 157Southlake Mall Merrillville Indiana 46410 4,598 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 158Boulevard Mall Amherst NewYork 14226 4,731 Forest City Enterprises 100 Terminal Tower Cleveland OH 44113 159Fairfleld Mall Beavercreek Ohio 45431 3,731 Giimcher Properties Ltd 150 East Gay Street Columbus OH 43215 160Lynnhaven Mall D06A Virginia Beach Virginia 23452 3,330 General Growth HONWackerDr. Chicago IL 60606162 162 Seminole Towne Center Sanford Florida 32771 3,213 Simon Properly Group 225 W Washington Street Indianapolis IN 46204164 164 Chesterfield Towne Center Midlothian Virginia 23235 5,240 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 166Queen Center Elmhurst NewYork 11373 3,823 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 167Great Northern Mall Clay NewYork 13041 3,091 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401169 169 Sangertown Mall G02 New Hartford Connecticut 13413 3,500 Pyramid 4 Clinton Square Syracuse NY 13202 171Westmoreland Mall #218 Greensburg Pennsylvania 15601 2,838 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 172DoverMall Dover Delaware 19901 4,274 General Growth HONWackerDr. Chicago IL 60606 174Green Acres Mall ValleyStream NewYork 11581 6,056 Vomado 210 Route4 East Paramus NJ 7652 175Tippecanoe Mall Lafayette Indiana 47905 4,633 Simon Property Group 225 W Washington Street Indianapolis IN 46204 176Fox Run Mall #1 Newington New Hampshire 3801 3,670 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 177Pyramid Mall Ithaca B07 Ithaca NewYork 14850 3,533 Pyramid 4 Clinton Square Syracuse NY 13202 178Hudson Valley Mall Kingston NewYork 12401 3,600 Pyramid 4 Clinton Square Syracuse NY 13202183 183 Metrocenter Mall Phoenix Arizona 85051 3,702 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401134 184 Palisades Center B203 WestNyack NewYork 10994 3,549 Pyramid 4 Clinton Square Syracuse NY 13202 185 South Shore Mall Bay Shore NewYork 11706 3,593 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 186Owings Mills Mall 1106 OwlngsMills Maryland 21117 3,017 General Growth 110 N WackerDr. Chicago IL 60606 188Stones River Mall Murfreesboro Tennessee 37129 3,000 General Growth HONWackerDr. Chicago IL 60606 189Southland Shopping Center 1290 Taylor Michigan 48180 3,500 General Growth 110 N WackerDr. Chicago IL 60606 190Dayton Mall 252 Dayton Ohio 45459 3,720 Giimcher Properties Ltd 150 East Gay Street Columbus OH 43215 192The Pavillions at Buckland Hills 1138 Manchester Connectic ut 6040 4,000 General Growth HONWackerDr. Chicago IL 60606 193Exton Square Mall 2005 Exton Pennsylvania 19341 3,360 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 194Mall of New Hampshire W123 Manchester New Hampshire 3103 3,633 Simon Property Group 225 W Washington Street Indianapolis IN 46204 195Crystal Mall R207 Watertord Connecticut 63B5 2,842 Simon Property Group 225 W Washington Street Indianapolis IN 46204 196Springfield Mall GG10 Springfield Virginia 22150 3,077 Vomado 210 Route 4 East Paramus NJ 7652 197Annapolis Mall Annapolis Maryland 21401 3,974 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 198Orland Square Shopping Center B11 Chicago Illinois 60462 3,081 Simon Property Group 225 W Washington Street Indianapolis IN 46204 200Northshore Mall E155 Peabody Massachusetts 1960 3,467 Simon Property Group 225 W Washington Street Indianapolis IN 46204 201Southern Park Mall 725 Youngstown Ohio 44512 2,787 Simon Property Group 225 W Washington Street Indianapolis IN 46204 202Great Lakes Crossing 859 Auburn Hills Michigan 4B326 3,184 Taubman 200 E Long Lake RoadSuite 300 Bloomfield Hills Ml 48303 203Northwoods Mall G532 Charleston South Carolina 29406 4,072 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 204Mall of America N118 Bloomington Minnesota 55425 4,077 Simon Property Group 225 W Washington Street Indianapolis IN 46204 205Century Mall III 629 WestMifflin Pennsylvania 15123 3,107 Simon Property Group 225 W Washington Street Indianapolis IN 46204 206HanesMall AL-120 Winston Salem North Carolina 27103 3,961 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 207Rivertown Crossing 2048 Grandville Michigan 49418 3,549 General Growth 110 N WackerDr. Chicago IL 60606 208Providence Place B307 Providence Rhode Island 2903 3,090 General Growth 110 N WackerDr. Chicago IL 60606 209Meriden Square Mall 4068 Meriden Connecticut 6451 3,436 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 214Southpark Center DL-408 Strongsville Ohio 44136 3,424 Westfield 11601 Willshire Boulevard LosAngeles CA 90025 215Glenbrook Square Mall E6 FortWayne Indiana 46805 3,467 General Growth 110 N Wacker Dr. Chicago IL 60606 216Market Place Shopping Center 340 Champaigne Illinois 61820 3,826 General Growth 110 N WackerDr. Chicago IL 60606 218Summit Mall 258A Akron Ohio 44333 3,139 Simon Properly Group 225 W Washington Street Indianapolis IN 46204 219Eastwood Mall 652 Niles Ohio 44446 3,500 Calaro 2445 Belmont Ave Youngstown OH 44504 220College Mall M13A Bloomington Indiana 47401 3,523 Simon Property Group 225 W Washington Street Indianapolis IN 46204 221MuncieMall L05 Muncie Indiana 47303 3,698 Simon Properly Group 225 W Washington Street Indianapolis IN 46204 222Plymouth Meeting Mall 2100 Plymouth Pennsylvania 19462 3,083 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 223Haywood Mall 2045 Greenville South Carolina 29605 3,442 Simon Properly Group 225 W Washington Street Indianapolis IN 46204 224Jersey Gardens 2076 Elizabeth New Jersey 7201 2,543 Giimcher Properties Ltd 150 East Gay Street Columbus OH 43215 225Knoxville Center Mall 2187 Knoxvllle Tennessee 37924 3,019 Simon Property Group 225 W Washington Street Indianapolis IN 46204 226Meridian Mall 243 Lansing Michigan 48864 3,630 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 227Franklin Park Mall 520 Toledo Ohio 43623 3,835 Westfield 11601 Willshire Boulevard LosAngeles CA 90025 228Potomac Mills Center 247 Woodbridge Virginia 22192 3,561 Mills Corporation 225 W Washington Street Indianapolis IN 46204 229Coventry Mail C8 Pottslown Pennsylvania 19465 2,958 Stoltz Management Routes 724 & 100 Pottstown PA 19465 230Coolsprings Galleria 2430 Franklin Tennessee 37067 2,418 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 231Fairlane Town Center N314 Dearborn Michigan 48126 3,047 Taubman 200 E Long Lake RoadSuite 300 Bloomfield Hills Ml 48303233 233 Colonial Mall Gadsden 47 Gadsden Alabama 35901 3,165 Preit-Rubin 200 South Broad Street Philadelphia PA 19102

234 Colonial Park Mall 15 Harrisburg Pennsylvania 17109 3,125 Glimcher Properties Ltd 150 East Gay StreetColumbus OH 43215 235 Hickory Hollow Mall 2111/2113 Antioch Tennessee 37013 3,597 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 236 Pheasant Lane Mall E145 Nashua New Hampshire 3060 2,630 Simon Property Group 225 W Washington StreetIndianapolis IN 46204 237 Beaver Valley Mall 640 Monaca Pennsylvania 16061 4,000 Preit-Rubin 200 South Broad StreetPhiladelphia PA 19102 238 Honey Creek B2 Terre Haute Indiana 44310 3,667 CBL 8, Associates 2030 Hamilton Place BlvdChattanooga TN 37421 239 BiverGate Mall A6A Goodletlsville Tennessee 37072 3,452 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 240 Cary Town Center E4428 Raleigh North Carolina 27511 2,567 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 242 Grand Central Mall 273 Vienna WestVirginia 26105 2,712 Glimcher Properties Ltd 150 East Gay StreetColumbus OH 43215 243 Mall at Johnson City 17 Johnson City Tennessee 37601 3,055 Glimcher Properties Ltd 150 East Gay StreetColumbus OH 43215 244 Maplewood Mall 2012 Maplewood Minnesota 55109 2,974 Simon Property Group 225 W Washington StreetIndianapolis IN 46204 245 Chesterfield Mall BL220 Chesterfield Missouri 63017 3,208 Westfleld 11601 Willshire BoulevardLos Angeles CA 90025 246 Chapel Hill Mall 339 Akron Ohio 44310 3,418 CBL 8, Associates 2030 Hamilton Place BlvdChattanooga TN 37421 247 Fashion Square Mall C312 Saglnaw Michigan 48604 3,009 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 248 Wilton Mall E18 Saratoga Springs New York 12866 2,467 Macerich Company 401 Wllshire Boulevard Suite 700 Santa Monica CA 90401 249 Ashevllle Mall L42 Asheville North Carolina 28805 3,363 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 250 Burnsville Center 1044 Bumsville Minnesota 55306 2,676 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 251 EastlandMall 64 Evansville Indiana 47715 3,310 Simon Property Group 225 W Washington StreetIndianapolis IN 46204 252 Opry Mills 476 Nashville Tennessee 37214 3,590 Mills Corporation 225 W Washington StreetIndianapolis IN 46204 253 Crestwood Mall 436 St Louis Missouri 63126 2,570 Westfield 11601 Willshire BoulevardLos Angeles CA 90025 254 Mid Rivers 1252 St Peters Missouri 63376 3,133 Westfield 11601 Willshire BoulevardLos Angeles CA 90025 255 Charlestown Mall C214 St Charles Illinois 60174 3,016 Forest City Enterprises 100 Terminal TowerCleveland OH 44113 256 Independence Mall D114 Kingston Massachusetts 2364 3,081 Pyramid 4 Clinton SquareSyracuse NY 13202 257 Circle Centre Mall F16 Indianapolis Indiana 46225 3,632 Simon Property Group 225 W Washington StreetIndianapolis IN 46204 258 Tysons Corner Center G5U McLean Virginia 22102 3,578 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 259 Arundel Mills 211 Hanover Maryland 21076 3,088 Mills Corporation 225 W Washington StreetIndianapolis IN 46204 260 Amot Mall N9 Horsehead New York 14844 3,000 Amot Realty 3300 Chambers Road SouthHorsehead NY 14845 261 Morgantown 613 Morgantown WestVirginia 26501 2,870 Glimcher Properties Ltd 150 East Gay StreetColumbus OH 43215 262 Arbor Place 1180 Douglassville Georgia 30315 3,237 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 263 Governor’s Square 2170 Tallahassee Florida 32301 3,024 General Growth 110 N Wacker Dr.Chicago IL 60606 264 Colonial Mall at Macon 18 Macon Georgia 31206 3,120 Colonial Properties 2101 6th Ave North Suite 750 Birmingham AL 35203 265 Miller Hill JOB Duluth Minnesota 55811 2,842 Simon Property Group 225 W Washington Street .Indianapolis IN 46204 266 Merle Hay Mall 912 Des Moines Iowa 50310 3,456 The Mills Corp 3850 Merle Hay Road Siute 101Des Moines IA 50310 268 OakCourt 1130 Memphis Tennessee 38117 4,000 Simon Property Group 225 W Washington StreetIndianapolis IN 46204 269 Four Seasons Mall 209 Green sboro North Carolina 27407 3,585 General Growth 110 N Wacker Dr.Chicago IL 60606 271 Harford Mall W4 Belair Maryland 21014 3,243 CBL & Associates 2030 Hamilton Place BlvdChattanooga TN 37421 272 University Mall 112 Tuscaloosa Alabama 35405 3,539 Aronov Realty Management 3500 Eastern BlvdMontgomery AL 36116 273 Meadowbrook Mall 640 Bridgeport WestVirginia 26330 3,325 Cafaro 2446 Belmont AveYoungstown OH 44504 274 SanduskyMall 327 Sandusky Ohio 44870 3,457 Cafaro 2445 Belmont AveYoungstown OH 44504 275 Eastland Mall 1055 Bloomington Illinois 61701 4,211 Copaken White Blitt 1100Walnut Suite 2000 Kansas City MO 64106 277 Brass Mill 1128 Waterbury Connecticut 6706 3,759 General Growth 110 N Wacker Dr.Chicago IL 60606 278 White Marsh 2035 Baltimore Maryland 21236 3,265 General Growth 110 N Wacker Dr.Chicago IL 60606 280 Concord Mills 699 Concord North Carolina 28027 3,051 Mills Corporation 225 W Washington StreetIndianapolis IN 46204
281 Kennedy Mall 566 Dubuque Iowa 52002 3,745 Cafaro 2445 Belmont AveYoungstown OH 44504 282 Augusta Mall 1131 Augusta Georgia 30909 3,242 General Growth 110 N Wacker Dr.Chicago IL 60606 283 Independence Mall 1093 Wilmington North Carolina 28403 3,216 Westfield 11601 Willshire BoulevardLos Angeles CA 90025 284 Colonial Myrtle Beach D9 Myrtle Beach South Carolina 29572 3,438 Colonial Properties 2101 6th Ave North Suite 750 Birmingham AL 35203 285 Colonial Mall Greenville D4 Greenville North Carolina 27858 2,895 Colonial Properties 2101 6th Ave North Suite 750 Birmingham AL 35203 286 Richland Mall A7 Mansfield Ohio 44906 3,500 Westfield 11601 Willshire BoulevardLos Angeles CA 90025 287 North Dartmouth Mall 1360 North Dartmouth 288 Massachusetts 2747 3,300 Preit-Rubin 200 South Broad StreetPhiladelphia PA 19102288 Eastland Mall B8 Columbus Ohio 43232 4,560 Glimcher Properties Ltd 150 East Gay StreetColumbus OH 43215 289 Woodland Mall 1A Grand Rapids Michigan 49512 3,615 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 290 Valley Hills Mall 230 Hickory North Carolina 28602 3,699 General Growth 110 N Wacker Dr.Chicago IL 60606 291 Riverchase Galleria V2 Birmingham Alabama 35244 3,089 General Growth 110N Wacker Dr.Chicago IL 60606 292 Westroads Omaha Nebraska 68114 4,022 General Growth 110 N Wacker Dr.Chicago IL 60606 293 Tanger Factory Outlet Center-NY 304 Rivertiead New York 11901 3,860 Tanger Properties, L.P. 3200 Northline Avenue Suite 360 Greensboro NC 27408 294 Springfield Mall 10BU Springfield Pennsylvania 19064 3,071 Kravco 225 W Washington StreetIndianapolis IN 46204297 292 Macomb Mall 240/250 Roseville Michigan 48066 3,000 Macomb Association 25 W 39th StreetNew York NY 10018 299 Mall of Louisiana 2186 Baton Rouge Louisiana 70836 3,369 General Growth 110 N Wacker Dr.Chicago IL 60606 300 River Hills Mall 308 Mankato Minnesota 56001 3,044 General Growth 110 N Wacker Dr.Chicago IL 60606 301 Colonial Mall Bel Aire C19 Mobile Alabama 36606 2,846 Colonial Properties 2101 6th Ave North Suite 750 Birmingham AL 35203 303 Northtown Mall H19 Blaine Minnesota 55434 3,600 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43215 304 Bangor Mall E6 Bangor Maine 4401 3,514 Kravco 225 W Washington Street Indianapolis IN 46204 305 Oakdale Suite 76 Johnson City New York 13790 2,827 Vomado 210 Route 4 East Paramus NJ 7652 306 Independence Center G07 Independence Missouri 64057 3,800 Simon Property Group 225 w Washington Street Indianapolis IN 46204 307 Polaris 2094 Columbus Ohio 43240 3,243 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43215 308 South County Mall 51 St Louis Missouri 63129 3,861 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 309 Midway Mall F36 Elyria Ohio 44035 3,036 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 310 Valley View Mall LB40 Roanoke Virginia 24012 2,920 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 311 West Ridge Mall G13A Topeka Kansas 66604 3,093 Simon Property Group 225 W Washington Street Indianapolis IN 46204 312 McKinley Mall 807 Buffalo New York 14219 3,372 zamias 300 Market Street Johnstown PA 15901 313 Maine Mall W11 Portland Maine 4106 3,370 General Growth 110 N Wacker Dr. Chicago IL 60606 314 Cherry Vale Mall F129 Rockford Illinois 61112 3,438 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 315 St Clalr Square 106 Fairvlew Heights Illinois 62208 4,041 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 316 Cross Creek Mall TB7 Fayetteville North Carolina 28303 3,858 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 317 Charleston Town Center 2105 Charleston WestVirginia 25389 2,849 Forest City Enterprises 100 Terminal Tower Cleveland OH 44113 318 MayfairMall 865 Wauwatosa Wisconsin 53226 3,023 General Growth 110 N WackerDr, Chicago IL 60606 319 White Oaks Mall C10 Springfield Illinois 62704 3,623 Simon Property Group 225 W Washington Street Indianapolis IN 46204 330 Park Plaza Mall Little Rock Arkansas 72205 2,910 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 331 The Hanover Mall 113 Hanover Massachusetts 2339 3,000 Weiner 1775 Washinton Street Hanover MA 2339 332 Chicago Ridge Chicago Illinois 60415 3,509 Shopco Advisory Corp. 1250Braodway New York NY 10001

333 Washington Square166 Indianapolis Indiana 46229 3,016 Simon Properly Group 225 W Washington Street Indianapolis IN 46204 334 Ashland Town Center468 Ashland Kentucky 41101 3,354 Glimcher Properties Lid 150 East Gay Street Columbus OH 43215 335 River Valley Mall Lancaster Ohio 43130 3,200 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43216 336 Logan Valley Mall944 Altoona Pennsylvania 16602 3,227 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 337 Capital City MallCamp Hill Pennsylvania 17011-7003 3,603 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 338 Jefferson Pointe MallH10 Fort Wayne Indiana 46804 3,401 Red Development 4717 Central Avenue Kansas City MS 64112 339 The Mall at Whitney FieldFormerly Searstown Mall Leominster Massachusetts 46804 3,548 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 340 Oakwood Mall322 Eau Claire Wisconsin 54701 3,786 General Growth 110 N Wacker Dr. Chicago IL 60606 341 The Lakes Mall1076 Muskegon Michigan 49444 2,928 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 342 York Galleria166 YorK Pennsylvania 17402 3,055 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 343 River Ridge MallB90 Lynchburgh Virginia 24502 3,200 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 344 Berkshire MallB104 Lanesboro Massachusetts 1237 3,500 Pyramid 4 Clinton Square Syracuse NY 13202 346 Robinson Town CenterRobinson Township Pennsylvania 3,266 Forest City Enterprises 100 Terminal Tower Cleveland OH 44113 347 Stroud Mall Stroudsburgh Pennsylvania 18360 2,750 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 348 Connecticut Post2041 Milford Connecticut 6460 2,890 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 349 Berkshire MallG7
Wyomissing Pennsylvania 19610 3,625 Jones Lang LaSalle 3424 Peachtree Road NE Suite 300 Atlanta GA 30326 350 South PointeD5 Lincoln Nebraska 68516 2,800 Red Development 4717 Central Avenue KansasCity MS 64112 351 The Plaza at King of Prussia King of Prussia Pennsylvania 19406 3,223 Kravco 225 W Washington Street Indianapolis IN 46204 353 Northpark Mall36 Davenport Iowa 52806 3,415 Simon Property Group 225 W Washington Street Indianapolis IN 46204 354 Southpark Mall175 Moline Illinois 61265 3,103 Simon Property Group 225 W Washington Street Indianapolis IN 46204 355 Eastgate Mall344 Cincinnati Ohio 45245 3,964 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 356 SouthparkF40 Colonial Heights Virginia 23834 3,150 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 357 Clearvlew MallBL06 Butler Pennsylvania 16001 2,997 JJGumberg 1051 Brinton Road Pittsburgh PA 15221 358 Gateway MallLincoln Nebraska 3,728 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 359 Burlington Town CenterBurlington Vermont 3,000 General Growth 110 N Wacker Dr. Chicago IL 60606 360 Niltany Mall State College Pennsylvania 16801 3,333 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 361 Spring HillLease ID # 405001 00033 West Dundee Illinois 60118 3,402 General Growth 110N Wacker Dr. Chicago IL 60606 362 Solomon PondN219 Mariborough Massachusetts 1752 3,208 Simon Property Group 225 W Washington Street Indianapolis IN 46204 363 Mall of Georgia2025 Buford Georgia 30519 3,713 Simon Property Group 225 W Washington Street Indianapolis IN 46204 364 Northwoods Mall Peoria Illinois 61613 4,281 Simon Property Group 225 W Washington Street Indianapolis IN 46204 365 Findlay Village#153 Findlay Ohio 45839 3,600 JJ Gumberg 1051 Brinton Road Pittsburgh PA 15221 366 Wausau CenterWausau Wisconsin 3,600 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 367 Birchwood MallPort Huron Michigan 3,199 General Growth 110 N Wacker Dr. Chicago IL 60606 368 Susquehanna Valley Selinsgrove Pennsylvania 17870 3,090 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 369 Eden Prairie Center Eden Prairie Minnesota 55344 3,530 General Growth 110 N Wacker Dr. Chicago IL 60606 370 Steeplegate Mall Concord New Hampshire 3301 3,158 General Growth 110 N Wacker Dr. Chicago IL 60606 371 Salmon Run MallNYS Rte 3Watertown New York 2,958 Pyramid 4 Clinton Square Syracuse NY 13202 372 Champlain Center NorthC119Pittsburgh NewYork 3,366 Pyramid 4 Clinton Square Syracuse NY 13202 373 Florence MallFlorence Kentucky 3,828 General Growth 110 N Wacker Dr. Chicago IL 60606 374 North Grand Mall Ames Iowa 50010 3,707 Landau & Heyman 303 E Main Street Suite 201 Barrington IL 60010 375 Palmer Park MallPalmer Township Easton Pennsylvania 18042 2,971 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 376 Manhattan Town CenterManhattan Kansas 3,500 Forest City Enterprises 100 Terminal Tower Cleveland OH 44113 377 Jefferson MallLouisville Kentucky 2,521 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 378 University MallSouth Burlington Vermont 3,000 Finard & Company One Burlington Woods Dr Burlington MA 01803 379 Rockingham Park Mall Salem New Hampshire 3079 3,419 Simon Properly Group 225 W Washington Street Indianapolis IN 46204 380 Brookfield SquareBrookfield Wisconsin 53005-6084 3,968 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 381 Johnstown Galleria Johnstown Pennsylvania 15901 3,250 Zamias 300 Market Street Johnstown PA 15901 382 Madison Square Mall Huntsville Alabama 35806 3,060 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 383 Rotterdam Square Schenectady NewYork 12306 2,930 Wilmorite 1265 Scottsville Road Rochester NY 14624 384 Kenwood Town Center Cincinnati Ohio 45236 3,650 General Growth 110 N Wacker Dr. Chicago IL 60606 385 Kentucky Oaks Mall Paducah Kentucky 42001 3,651 Cafaro 2445 Belmont Ave Youngstown OH 44504 386 Upper Valley Mall Springfield Ohio 45504 3,024 Simon Property Group 225 W Washington Street Indianapolis IN 46204 387 Apple Blossom Mall Winchester Virginia 22601 3,252 Simon Property Group 225 W Washington Street Indianapolis IN 46204 388 College Square — IA CedarFalls Iowa 50613 3,514 Landau & Heyman of Iowa, Inc. 249 W17th Street NewYork NY 10011 389 Wolfchase Galleria Memphis Tennessee 38133 3,450 Simon Property Group 225 W Washington Street Indianapolis IN 46204 390 Magnolia Mall Florence South Carolina 29501 3,002 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 391 Philllpsburg MallPhllllpsburg NewJersey 08865-4105 3,696 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 392 Wesl Towne MallMadison Wisconsin 53719-1069 3,050 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 393 Regency MallRacine Wisconsin 53406-5052 3,450 . CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 394 Northgate Mall Cincinnati Ohio 45251 3,300 David Hocker 1901 Frederica Street Owensboro KY 42301 395 Brunswick Square East Brunswick NewJersey 8816 3,790 Simon Property Group 225 W Washington Street Indianapolis IN 46204 396 Easton Town Center Columbus Ohio 43219 3,673 Stelner and Associates, Inc. 4200 Regent Street Suite 210 Columbus OH 43219 397 Indian Mound Mall Heath Ohio 43056 3,953 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43215 398 Towne East Square Wichita Kansas 67207 3,100 Simon Property Group 225 W Washington Street Indianapolis IN 46204 399 Sikes Senter Mall Wichita Falls Texas 76308 3,500 General Growth 110 N Wacker Dr. Chicago IL 60606 440 Coral Ridge Mall Coralville Iowa 52241 3,401 General Growlh 110 N Wacker Dr. Chicago IL 60606 441 Georgia Square MallSuite 212Athens Georgia 30606-3155 3,150 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 442 Mall of Abilene Abilene Texas 79606 3,339 Landau & Heyman 124 Johnson Ferry Rd Atlanta GA 30328 443 Great Mali ol the Great Plains Olathe Kansas 66061 4,284 aiimcher Properties Ltd 150 East Gay Street Columbus OH 43215 444 Central Mall Fort Smith Arkansas 72903 2,920 Warmack and Company, LLC Central Mall Fort Smith AR 72903 445 Santa Rosa MallSuite 60 Maiy Esther Florida 32569 3,054 Jim Wilson 3500 Piedmont Road NE Suite 600 Atlanta GA 30305 446 WestwoodMall Jackson Michigan 49201 4,214 General Growth 110 N WackerDr. Chicago IL 60606 447 Eastwood Town Center Lansing Michigan 48912 3,600 Jeffery R. Anderson Realty 3805 Edwards Road Suite 700 Cincinnati OH 45209 448 Penn Square Mall OklahomaCity Oklahoma 73116 3,152 Simon Property Group 225 W Washington Street Indianapolis IN 46204 449 Louis Jollet Mall Joliet Illinois 60431 4,281 The Mills Corp 3340 Mall Loop Joliet IL 60431 450 Crossroads Center St. Cloud Minnesota 56301 4,021 General Growth 110 N WackerDr. Chicago IL 60606 451 University Mall Carbondale Illinois 62902 3,600 Landau & Heyman 120 South Riverside Plaza Suite 1605 Chicago IL 60606 452 West Valley Mall Tracy California 95304 3,498 General Growth 110 N WackerDr. Chicago IL 60606 453 Cape Cod Mall Hyannis Massachusetts 2601 3,862 Simon Property Group 225 W Washington Street Indianapolis IN 46204 454 Grand Traverse Mall Travereedty Michigan 49684 3,040 General Growth 110 N Wacker Dr. Chicago IL 60606

455 Enlield Enfield Connecticut 6082 3,300 Westfield 11601 Wlllshire Boulevard Los Angeles CA 90025 456 Lakeland Square Mall RM304 Lakeland Florida 33809 3,200 General Growth 110 N WackerDr. Chicago IL 60606 457 Colony Square Zanesville Ohio 43701 2,659 General Growth 110 N WackerDr. Chicago IL 60606 458 Westshore Mall Holland Michigan 49424 3,053 Wilmorite 1265 Scottsville Road Rochester NY 14624 459 Towne Mall Elizabethtown Kentucky 42701 3,000 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 460 Janesville Mall Janesville Wisconsin 53545 3,418 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 461 West Park Mall Suite 134 Cape Girardeau Missouri 63703 3,811 Westfield 11601 Wiltshire Boulevard Los Angeles CA 90025 462 Viewmont Mall Scranton Pennsylvania 18508-1305 3,300 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 463 Swansea Mall Swansea Massachusetts 2777 3,028 General Growth 110 N WackerDr. Chicago IL 60606 464 Bay City Mall Bay City Michigan 48706 3,410 General Growth 110 N Wacker Dr. Chicago IL 60606 465 Lansing Mall Lansing Michigan 48917 3,500 General Growlh 110 N Wacker Dr. Chicago IL 60606 466 Lakeview Square Mall Battle Creek Michigan 49015 3,500 General Growlh 110 N Wacker Dr. Chicago IL 60606 467 Governors Square Mall Clarksvllle Tennessee 37042 3,720 Cafaro 2445 Belmont Ave Youngstown OH 44504 468 Eastfield Mall Springfield Massachusetts 1129 3,470 Mountain Development Corp. 100 Delawanna Avenue Suite 100 Clifton NJ 7014 469 Northpark Mall 101 Rangeline Road Joplin Missouri 64801 3,167 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 470 Northgate Mall (TN) Chattanooga Tennessee 37415 3,000 General Growth 110 N Wacker Dr. Chicago IL 60606 471 Hulen Mall Fort Worth Texas 76132 2,909 General Growth 110 N Wacker Dr. Chicago IL 60606 472 Ridgemar Mall Fort Worth Texas 76116 2,982 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 473 Arsenal Mall Watertown Massachusetts 2472 3,809 Simon Property Group 225 W Washington Street Indianapolis IN 46204 474 Apache Mall Rochester Minnesota 55902 3,041 General Growth 110 N Wacker Dr. Chicago IL 60606 475 Anderson Mall Anderson South Carolina 29621 3.848 Simon Property Group 225 W Washington Street Indianapolis IN 46204 476 South Shore Plaza Braintree Massachusetts 2184 3,190 Simon Property Group 225 W Washington Street Indianapolis IN 46204 477 Northgate Mall (NC) Raleigh North Carolina 27701 2,747 Northgate Associates P.O. Box 2476 Durham NC 27715 478 Yorktown Mall Lombard Illinois 60146 2,835 Pehrson Long Associates 203 Yorktown Center Lombard IL 60148 479 Pecanland Mall Monroe Louisiana 71203 3,654 General Growth 110 N Wacker Dr. Chicago IL 60606 481 Park Place Mall Tucson Arizona 85711 3,174 General Growth 110 N Wacker Dr. Chicago IL 60606 482 Neshaminy Mall Bensalem Pennsylvania 19020 3,175 General Growth 110 N WackerDr. Chicago IL 60606 483 Triangle Town Center Raleigh North Carolina 27616 3,541 Jacobs Group 25425 Center Ridge Road Cleveland OH 44145 484 The Oaks Mall Gainsville Florida 32605 3,349 General Growth 110 N Wacker Dr. Chicago IL 60606 485 Collin Creek Mall Piano Texas 75075 3,531 General Growlh 110 N Wacker Dr. Chicago IL 60606 486 Colonial Mall at Aubum Aubum Alabama 36630 3.53B Colonial Properties 2101 6th Ave North Suite 750 Birmingham AL 35203 487 Carolina Place Mall Pineville North Carolina 28134 2,997 General Growlh 110 N WackerDr. Chicago IL 60606 488 The Parks at Arlington #2206 Arlington Texas 76015-4194 3,330 General Growth 110 N WackerDr. Chicago IL 60606 489 Towne Square Mall Owensboro Kentucky 42301 3,674 Aronov Realty Management 3500 Eastern Blvd Montgomery AL 36116 490 Prime Outlets of Grove City Grove City Pennsylvania 16127 4,749 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 491 Prime Outlets of Hagerstown Hagerstown Maryland 21740 5,063 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 492 San Marcos Outlet Stores Suite 450 San Marcos Texas 78666-5957 5,764 Prime Retail, L.P. 326 Third street Lakewood NJ 8701 493 Rehoboth Outlets Rehoboth Beach Delaware 19971 5,000 Tanger Properties, L.P. 3200 Northline Avenue Suite 360 Greensboro NC 27408 494 Valley Mall Attention: Mali Manaoem Harrisonburg Virginia 22801 3,200 Simon Property Group 225 W Washington Street Indianapolis IN 46204 506 Shenango Valley Mall Hermitage Pennsylvania 16148 3,600 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 507 Greenwood Mall BowlingGreen Kentucky 42104 3,584 General Growth 110 N Wacker Dr. Chicago IL 60606 508 Myrtle Beach Outlet Myrtle Beach South Carolina 29579 5,040 Tanger Pro perties, L.P. 3200 Northline Avenue Suite 360 Greensboro NC 27408 509 Pleasant Prairie Outlets Kenosha Wisconsin 53158 3,600 Prime Retaii, L.P. 326 Third Street Lakewood NJ 8701 510 Jeffersonville Jeffersonville Ohio 43128 4,976 Prime Retaii, L.P. 326 Third Street Lakewood NJ 8701 511 Prime Outlets Brich Run Birch Run Michigan 48415 6,000 Prime Retaii, L.P. 326 Third Street Lakewood NJ 8701 512 Prime Outlets Niagara Niagara Falls New York 14304 3,874 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 515 Waterloo Outlets Waterloo NewYork 13165 6,000 Chelsea Property Group 105 Elsenhower Parkway Roseiand NJ 7068 516 Huntley Outlets Huntley Illinois 60149 5,104 Prime Retaii, L.P. 326 Third Street Lakewood NJ 8701 517 New River Valley Mall Christiansburg Virginia 24073-6506 3,542 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 518 Crossroads Mall Portage Michigan 49024 3,271 General Growlh 110 N WackerDr. Chicago IL 60606 519 Wyoming Valley Mall Wilkes Barre Pennsylvania 18702 3,385 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 520 Virginia Center Commons Glen Allen Virginia 23059 2,809 Simon Property Group 225 W Washington Street Indianapolis IN 46204 521 Geneva Center Commons Geneva Illinois 60134 3,600 Jeffery R. Anderson Realty 3805 Edwards Road Suite 700 Cincinnati OH 45209 522 Southridge Mall Greendale Wisconsin 53129 4,500 TheMillsCorp 6426 Wisconsin Avenue Suite 600 CheveyChase MD 20815 523 Tulsa Promenade Tulsa Oklahoma 74135 3,682 Coyote Management LP 16475 Dallas Parkway Suite 250 Addison TX 75001 524 Esplanade Mall Kenner Louisiana 70065 3,274 Mills Corporation 225 W Washington Street Indianapolis IN 46204 525 KirkwoodMall Bismark North Dakota 58504 4,284 TheMillsCorp 7th Street and Bismark Exp Bismark ND 58504626 526 Grapevine Mills Mall Grapevine Texas 76051 2,803 Mills Corporation 225 W Washington Street Indianapolis IN 46204 527 Golden East Crossing Rocky Mount North Carolina 27804 2,606 General Growth 110 N Wacker Dr. Chicago IL 60606 528 Sarasota Square Sarasota Florida 34238 3,389 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 529 Green Tree Mall Clarksville Indiana 47129 3,000 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 530 Columbia Mall (MO) Columbia Missouri 65203 3,003 General Growlh 110 N WackerDr. Chicago IL 60606 531 QuintardMall Oxford Alabama 36203 3,515 Grimmer Realty Company 200 Green Springs Highway Birmingham AL 35209 532 Huntington Mall Barboursville West Virginia 25504 3,566 Cafaro 2445 Belmont Ave Youngstown OH 44504 533 Northtown Mall Spokane Washington 99207 3,067 General Growlh 110 N Wacker Dr. Chicago IL 60606 534 Southwest Plaza Littleton Colorado B0123 3,828 General Growlh 110 N Wacker Dr. Chicago IL 60606 535 Bellis Fair Mall Belllngham Washington 98226 3,426 General Growlh 110 N WackerDr. Chicago IL 60606 536 Patrick Henry Mall New Port News Virginia 23602 3,434 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 537 The Citadel Mall Colorado Springs Colorado 80909 3,848 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401638 North East Mall Hurst Texas 76053 3,199 Simon Property Group 225 W Washington Street Indianapolis IN 46204 539 Alderwood Mall Lynnwood Washington 98037 3,132 General Growlh 110 N Wacker Dr. Chicago IL 60S06 540 Kitsap Mall Silverdale Washington 98383 3,500 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 541 South Hill Mall Puyallup Washington 98373 3,382 Cafaro 2445 Belmont Ave Youngstown OH 44504 542 Arbor Lakes Mall Maple Grove Minnesota 56369 3,620 Red Development 4717 Central Avenue Kansas City MS 64112 543 VancouverMall Vancouver Washington 98662 3,210 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 544 Bay Park Square Green Bay Wisconsin 54304 3,527 Simon Property Group 225 W Washington Street Indianapolis IN 46204 545 Country Side Mall Clearwater Florida 33761 3,349 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 546 Fox River Mall Appleton Wisconsin 54913 4,000 General Growth 110 N Wacker Dr. Chicago IL 60606 547 Columbia Mall Grand Forks North Dakota 58201 3,309 TheMillsCorp 257 E Main Street Barrington IL 60010 548 Lima Mall Lima Ohio 45805 4,000 Simon Property Group 225 W Washington Street Indianapolis IN 46204

549Valley View Mall-WI LaCrosse Wisconsin 54601 3,422 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 550Post Oak Mall College Station Texas 77840 3,785 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 551Midland Mall Pay rent for 3800 sqft.sp Midland Michigan 46642 3,800 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 552Moorestown Mall Moorestown New Jersey 8057 3,000 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 553Carolina Mall Concord North Carolina 28025 3,418 Hull Storey Retail Group 3632 Wheeler Road Augusta GA 30909 554Valley West Mall West DeMoines Iowa 50266 3,880 Watson Centers 3100 W Lake StreetSuite 420 Minneapolis MN 55416 555Cordova Mall Pensacola Florida 32504 3,999 Simon Property Group 225 W Washington Street Indianapolis IN 46204 556Mall of the Bluffs Council Bluffs Iowa 51503 3,571 General Growth 110 N Wacker Dr. Chicago IL 60606 557Quail Springs Oklahoma City Oklahoma 73134 3,333 General Growth 110 N Wacker Or. Chicago IL 60606 558Towne West Square Wichita Kansas 67209 3,180 Simon Property Group 225 W Washington Street Indianapolis IN 46204 559EastdaleMall Montgomery Alabama 36117 3,395 Aronov Realty Management 3500 Eastern Blvd Montgomery AL 36116 560North Point Mall Alpharetta Georgia 30022 3,596 General Growth 110 N Wacker Dr. Chicago IL 60606 561Altamonte Mall Altamonte Springs Florida 32701 3,552 General Growth 110 N Wacker Dr. Chicago IL 60606 562Foothills Malt Fort Collins Colorado 80525 3,188 General Growth 110 N Wacker Dr. Chicago IL 60606 563Vista Ridge Mall Lewisville Texas 76067 2,762 General Growth 110 N Wacker Dr. Chicago IL 60606 564Ridgedale Mall Minnetonka Minnesota 55305 3,481 General Growth 110 N Wacker Dr. Chicago IL 60606 565North Star Mall San Antonio Texas 78216 4,620 General Growth 110 N Wacker Dr. Chicago IL 60606 566Memorial City Mall Houston Texas 77027 3,458 General Growth 110 N Wacker Dr. C hicago IL 60606 567Empire Mall Sioux Falls South Dakota 57106 3,409 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 568Southern Hills Mall Sioux City Iowa 51106 3,561 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 569Oglethorpe Mall Savannah Georgia 31406 3,580 General Growth HONWackerDr. Chicago IL 60606 570Southiake Mall Morrow Georgia 30260 4,121 General Growth HONWackerDr. Chicago IL 60606 571Millcreek Mall Erie Pennsylvania 16565 3,708 Cafaro 2445 Belmont Ave Youngstown OH 44504 572Vintage Faire Mall Modesto California 95356 3,776 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 573Wlregrass Commons Dothan Alabama 36303 3,407 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 574WeslgateMall Spartanburg South Carolina 29301 4,191 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 575Deerbrook Mall Humble Texas 77338 3,090 General Growth HONWackerDr. Chicago IL 60606 576Colonial Mall Valdosla Valdosta Georgia 31601 3,371 Colonial Properties 21016th Ave NorthSuite 750 Birmingham AL 35203 577Parkway Place Mall Huntsville Alabama 35801 3,545 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 578Francis Scott Key Mall Frederick Maryland 21703 4,089 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 579Tanger Five Oaks Sevierville Tennessee 37862 3,550 Tanger Properties, L.P. 3200 Northline AvenueSuite 360 Greensboro NC 27408 580Prime Outlets Ellenlon Ellenton Florida 34222 4,118 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 581Prime Outlets at Gaffney Gaffney South Carolina 29341 3,514 Prime Retail, LP. 326 Third Street Lakewood NJ 8701 582Tanger Outlet Center in Foley see letter 12/22/03 fort Foley Alabama 36535 5,240 Tanger Properties, L.P. 3200 Northlin e AvenueSuite 360 Greensboro NC 27408 583Gettysburg Outlet Gettysburg Pennsylvania 17325 3,600 Delancey Realty Services 718 Arch StreetSuite 400 Philadelphia PA 19106 584Woodland Hills Mall Tulsa Oklahoma 74133 3,531 Simon Property Group 225 W Washington Street Indianapolis IN 46204 585Valley River Mall Eugene Oregon 97401 3,500 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 586Dakota Square Paying 7% of sales until) Minot North Dakota 58701 3,393 Prime Retail, LP. 326 Third Street Lakewood NJ 8701 587South Plains Mall Lubbock Texas 79414 3,590 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 588Rivercenter Mall San Antonio Texas 78205 3,558 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 589LakelineMall Cedar Park Texas 78613 2,986 Simon Property Group 225 W Washington Street Indianapolis IN 46204 590Tuttle Crossing Dublin Ohio 43016 3,013 Mills Corporation 225 W Washington Street Indianapolis IN 46204 591Lakeforest Mall Gaitheisburg Maryland 20877 3,152 Mills Corporation 225 W Washington Street Indianapolis IN 46204 592Clackamas Town Center Portland Oregon 97086 3,390 General Growth HONWackerDr. Chicago IL 60606 593Fort Henry Mall Kingsport Tennessee 37664 2,880 Boardwalk Management Company, Inc. 31640 US Highway 19 NSuite 1 Palm Harbor FL 34684 594Regency Square Mall Florence Alabama 35630 3,500 Hull Storey Retail Group 3632 Wheeler Road Augusta GA 30909 595Eastridge Mall Gastonia North Carolina 28054 2,870 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 596AcadianaMall Lafayette Louisiana 70503 2,984 Lafayette Associates 2690 Crooks RdSuite 400 Troy Ml 48084 597Spotsylvanla Mall For calculation purposes Fredericksburg Virginia 22407 3,563 Cafaro 2445 Belmont Ave Youngstown OH 44504 598Rushmore Mall Rapid City South Dakota 57701 3,393 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 599TangerBranson Branson Missouri 65616 3,345 Tanger Properties, LP. 3200 Northline AvenueSuite360 Greensboro NC 27408 600Castle Rock Outlets Castle Rock Colorado 80106 4,718 Craig Realty Group 1500 Quail StreetSuite 100 NewportBeach CA 92660 601Silver Sand Outlet Center Destin Florida 32550 3,852 Howard Group 185 Grand BlvdSultelOO Sandestin FL 32550 602Northpark Mall Rldgeland Mississippi 39157 3,753 Mills Corporation 225 W Washington Street Indianapolis IN 46204 603Tyrone Square St. Petersburg Florida 33710 3,500 Simon Property Group 225 W Washington Street Indianapolis IN 46204 604West Acres Fargo North Dakota 58103 3,318 West Acres Development P.O. Box 9978 Fargo ND 58106 605University Mall TampaBay Florida 33612 4,026 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43215 606OakridgeMall San Jose California 95123 3,065 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 607Desert Ridge Mall Phoenix Arizona 85050 3,550 Vestar Development 2425 E Camelback RoadSiute750 Phoenix AZ 85016 608Florida Mall Orlando Florida 32809 3,077 Simon Property Group 225 W Washington Street Indianapolis IN 46204 609The Maine Mall Outlets Kittery Maine 3904 3,203 Ram Management Company 200 US RT1Suite 200 Scarborough ME 4074 611Coastal Grand Mall Myrtle Beach South Carolina 29577 3,360 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 612Superstition Springs Mall Mesa Arizona 85206 3,310 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 613Tanger Williamsburg (IA) Williamsburg Iowa 52361 5,000 Tanger Properties, L P. 3200 Northline AvenueSuite 360 Greensboro NC 27408 614Wheaton Mall Silver Spring Maryland 20902 3,650 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 615St. Augustine Outlets St. Augustine Florida 32092 3,900 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 616Johnson Creek Johnson Creek Wisconsin 53038 4,000 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 617Plaza Camino Heal Carlsbad California 92008 3,860 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 618Berkeley Mall Goldsboro North Carolina 27534 3,782 Faison 720 S. Lafayette Street Shelby NC 28150 619Center at Salisbury Salisbury Maryland 21801 3,100 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 620Barton Creek Mall Austin Texas 78746 3,615 Simon Property Group 225 W Washington Street Indianapolis IN 46204 621Brandon Town Center Brandon Florida 3351 3,081 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 622North County Fair Mall Escondido California 92025 4,117 Westfield 11601 Willshire Boulevard LosAngeles CA 90025 623Jacksonville Mall Jacksonville North Carolina 28546 3,015 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 624Katy Mills Katy Texas 77494 3,213 Mills Corporation 225 W Washington Street Indianapolis IN 46204 625Citrus Park Mall Tampa Florida 33625 3,783 Westfield 11601 Willshire Boulevard LosAngeles CA 90025 626WestgateMall Amarillo Texas 79121-0140 3,500 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 627Mission Valley Mall San Diego California 92108 3,146 Westfield 11601 Willshire Boulevard LosAngeles CA 90025626 628 Towson Town Center Towson Maryland 21204 3,000 General Growth 110 N Wacker Dr. Chicago IL 60606629 629 Parkway Plaza ElCajon California 92020 3,981 Westfield 11601 Willshire Boulevard LosAngeles CA 90025

630 CortanaMall Baton Rouge Louisiana 70815 3,500 Mali Prop 654 Madison Avenue New York NY 10021 631 Southland Mall Houma Louisiana 70364 3,510 SizelerProperties 4200 Regent Street Suite210 Columbus OH 43219 632 Belmar Mall Lakewood Colorado 80226 3,538 Continuum Property Management Co. 405 S. Teller St Denver CO 80226 633 Chandler Fashion Center Chandler Arizona 85226 3,072 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 634 Panama City Panama City Florida 32405 2.B04 C8L & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 635 Mall St. Vincent Shreveport Louisiana 71104 3,214 General Growth 110N WackerDr. Chicago IL 60606 636 St. Louis Mills Hazelwood Missouri 63042 3,692 Mills Corporation 225 W Washington Street Indianapolis IN 46204 637 ChicoMall Chico California 95928 3,130 General Growth 110 N WackerDr. Chicago IL 60606 638 Battlefield Mali Springfield Missouri 65804 4,568 Simon Property Group 225 W Washington Street Indianapolis IN 46204 639 Clifton Park Mall Clifton Park New York 12065 3,400 Trie Mills Corp 900 N Michigan Avenue Suite 1300 Chicago IL 60611 640 Cumberland Mall Vineland New Jersey 8360 2,994 Prelt-Rubin 200 South Broad Street Philadelphia PA 19102 641 Chapel Hills Mall (CO) Colorado Springs Colorado 80920 3,547 General Growth 110 N WackerDr. Chicago IL 60606 642 Paddock Malt Ocala Florida 34474 3,575 Simon Property Group 225 W Washington Street Indianapolis IN 46204 643 Richmond Square Richmond Indiana 47374 4,332 Landau & Heyman 249 W 17th Street New York NY 10011 644 East Towne Mall Madison Wisconsin 53704 3,800 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 645 Indiana Mall Indiana Pennsylvania 15701 3,341 Zamias 300 Market Street Johnstown PA 15901 646 MarklandMall Kokomo Indiana 46902 3,480 Simon Property Group 225 W Washington Street Indianapolis IN 46204 647 Colorado Mills LaKewood Colorado 80401 3,467 Mills Corporation 225 W Washington Street Indianapolis IN 46204 648 Salem Center Salem Oregon 97301 3,537 General Growth 110 N WackerDr. Chicago IL 60606 649 Jordan Creek Mall Des Moines Iowa 50266 3,149 General Growth 110 N WackerDr. Chicago IL 60606 650 Sooner Mall Norman Oklahoma 73072 3,485 General Growth 110 N WackerDr. Chicago IL 60606 651 Albertville Outlets Albertville Minnesota 55301 4,500 Chelsea Property Group 105 Elsenhower Parkway Roseland NJ 7068 652 Arrowhead Town Center Glendale Arizona 85038 3,013 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 653 Lighthouse Outlets Michigan City Indiana 46360 4,879 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068664 654 Plaza Bonita National City California 91950 4,064 Westfleld 11601 Willshire Boulevard Los Angeles CA 90025 655 Colonial Mall Decatur Decatur Alabama 35601 3,235 Colonial Properties 2101 6th Ave North Suite 750 Birmingham AL 35203 656 Brookwood Village Birmingham Alabama 35209 3,610 Colonial Properties 21016th Ave North Suite 750 Birmingham AL 35203 657 Baybrook Mali Friendswood Texas 77546 3,482 General Growth 110 N Wacker Dr. Chicago IL 60606 658 Regency Square Mall (VA) Richmond Virginia 23229 3,052 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 659 Algonquin Commons Algonquin Illinois 60102 3,600 Jeffery R. Anderson Realty 3805 Edwards Road Suite 700 Cincinnati OH 45209 660 Spokane Valley Mall Spokane Washington 99216 3.B91 General Growth 110 N Wacker Dr. Chicago IL 60606 661 Golden Triangle Mall Denton Texas 76205 3,554 Simon Property Gro up 225 W Washington Street Indianapolis IN 46204 662 Central Mall (TX) Texatkana Texas 75503 3,199 Jones Lang LaSalle 3424 Peachtree Road NE Suite 300 Atlanta GA 30326 663 Pilme Outlet Williamsburg Wllliamsburg Virginia 23188 4,118 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 664 Adrian Mall Adrian Michigan 49221 3,434 General Growth 110 N WackerDr. Chicago IL 60606 665 Mall at Wellington Green Wellington Florida 33414 2.B66 Taubman 200 E Long Lake Road Suite 30D Bloomfield Hills Ml 48303 667 Victor Valley Mall Victorville California 92393 3,165 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 668 Cincinnati Mills Cincinnati Ohio 45240 3,426 Mills Corporation 225 W Washington Street Indianapolis IN 46204 669 Shoppes at Grand Prairie Peoria Illinois 61615 3,574 Culian Properties 211 Fulton Street Suite 700 Pearia IL 61602 670 Clay Terrace Mall Carmel Indiana 21740 2.B32 Simon Property Group 225 w Washington Street Indianapolis IN 46204 671 Old Hickory Mall Jackson Tennessee 38305 3,928 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 672 ZonaRosaMall KansasCity Missouri 64153 3,595 Sterner and Associates, Inc. 4200 Regent Street Suile210 Columbus OH 43219 673 Valley Plaza Mall Bakersfield California 93304 3,570 General Growth 110 N Wacker Dr. Chicago IL 60606 674 Chautauqua Mall Lakewood New York 14750 3,478 Simon Property Group 225 W Washington Street Indianapolis IN 46204 675 Ingram Park Mall San Antonio Texas 78238 3,460 Simon Property Group 225 W Washington Street Indianapolis IN 46204 676 RichlandMall Waco Texas 76710 3,500 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 677 BroadwayMali Hicksville NewYork 11801 4,014 Jones Lang LaSalle 3424 Peachtree Road NE Suile300 Atlanta GA 30326 678 Northgate Mall (WA) Seattle Washington 98125 3,621 Simon Property Group 225 W Washington Street Indianapolis IN 46204 679 Melbourne Square Mall Melbourne Florida 32904 3,000 Simon Property Group 225 W Washington Street Indianapolis IN 46204 680 Greenbrier Mall Chesapeake Virginia 23320 3,502 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 681 Galleria at Dallas Dallas Texas 75240 3,200 General Growth 110 N WackerDr. Chicago IL 60606 682 Treasure Coast Mall Jensen Beach Florida 34957 2,663 Simon Property Group 225 W Washington Street Indianapolis IN 46204 683 Tanger Howell Howell Michigan 48855 4,500 Tanger Properties, L.P. 3200 Northline Avenue Suite 360 Greensboro NC 27408 684 Coastland Mall Naples Florida 34102 3,644 General Growlh 110 N WackerDr. Chicago IL 60606 685 Edgewater Mall Biloxi Mississippi 39531 4,235 Jim Wilson 3500 Piedmont Road NE Suite 600 Atlanta GA 30305 686 Broadway Square Tyler Texas 75703 3,630 Simon Property Group 225 W Washington Street Indianapolis IN 46204 687 Osage Beach Outlets Osage Beach Missouri 65065 4,518 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 688 Imperial Valley Mall El Centra California 92243 3,958 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 689 Mall at Bames Crossing Tupelo Mississippi 38804 3,575 David Hocker 1901 Frederica Street Owensboro KY 42301 690 Valley Mall (MD) Hagerstown Maryland 21740 3,025 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 691 Orange Park Mall Orange Park Florida 32073 3,127 Simon Property Group 225 W Washington Street Indianapolis IN 46204 692 Sunland Park Mall El Paso Texas 79912 3,407 Simon Property Group 225 W Washington Street indianapolis IN 46204 693 Northwest Arkansas Mall Fayetteville Arkansas 72703 3,536 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 694 Flatiron Crossing Suite 5555 Broomfield Colorado 80021 3,600 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 695 Parkdale Mall Beaumont Texas 77706 3,004 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 696 Chariottesville Mall Chariottesville Virginia 22901 2,816 Simon Property Group 225 W Washington Street Indianapolis IN 46204 697 Houston Galleria Houston Texas 77056 3,297 Simon Property Group 225 W Washington Street Indianapolis IN 46204 698 The Avenues Jacksonville Florida 32256 3,842 Simon Property Group 225 W Washington Street Indianapolis IN 46204 699 Sawgrass Mills Mall Sunrise Florida 33323 3,326 Mills Corporation 225 W Washington Street Indianapolis IN 46204 700 Oak View Mall Omaha Nebraska 68144 3,344 General Growth 110 N WackerDr. Chicago IL 60606 701 First Colony Sugarfand Texas 77479 3,762 General Growlh 110 N Wacker Dr. Chicago IL 60606 702 LufkinMall Lufkin Texas 75901 3,156 The Mills Corp 900 N Michigan Avenue Suite 1300 Chicago IL 60611 703 Southdale Center Edina Minnesota 55435 3,897 The Mills Corp 10 Southdale Center Edina MN 55435 704 Hampshire Matt Hadley Massachusetts 1035 3,250 Pyramid 4 Clinton Square Syracuse NY 13202 705 Coronado Mall Alburquerque New Mexico 87110 3,454 General Growth 110 N WackerDr. Chicago IL 6060S 706 Capital Mall Olympla Washington 98502 3,240 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 707 College Square Mall Morristown Tennessee 37813 4,027 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 708 Boynton Beach Boynton Beach Florida 33426 3,314 Simon Property Group 225 W Washington Street Indianapolis IN 46204 710 Aviation Mall Queensbury NewYork 12804 3,400 Pyramid 4 Clinton Square Syracuse NY 13202 711 Paradise Valley Mall Phoenix Arizona 85032 3,500 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401

712 Clinton Crossings Outlet Clinton Connecticut 6413 4,052 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 713 Edinburgh Outlets Edinburgh Indiana 46124 S.074 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 714 Saint Louis Galleria St. Lolus Missouri 63117 3,663 General Growth 110 N Wacker Dr. Chicago IL 60606 715 Valencia Town Center Valencia California 91355 3,289 The Mills Corp 24201W Valencia Blvd Suite 150 Valencia CA 91355 716 Frenchtown Square Monroe Michigan 48162 2,976 Cafaro 2445 Belmont Ave Youngstown OH 44504 717 Ontario Mills Ontario California 91764 3,769 Mills Corporation 225 W Washington Street Indianapolis IN 46204 718 Montgomery Mall (MD) Bethesda Maryland 20817 3,500 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 719 Chicago Outlets Aurora Illinois 60504 4,459 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 720 Wrentham Outlets Wrentham Massachusetts 2093 3,531 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 721 Desoto Square Bradenton Florida 34205 3,130 Simon Property Group 225 W Washington Street Indianapolis IN 46204 722 The Crossings Outlets Tanneisville Pennsylvania 18372 3,000 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 723 Petaluma Outlets Petaluma California 94952 4,453 Chelsea Properly Group 105 Eisenhower Parkway Roseland NJ 7068 724 Alexandria Mall Alexandria Louisiana 71301 3,740 General Growth 110 NWacker Dr. Chicago IL 60606 725 Burlington Square Mall Burlington North Carolina 27215 3,000 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 726 Aurora Outlets Aurora Ohio 44202 4,043 Chelsea Property Group 105 Elsenhower Parkway Roseland NJ 7068 727 The Woodlands Mall TheWoodlands Texas 77380 3,510 General Growth 110 NWackerDr. Chicago IL 60606 728 LaPlaza Mall McAllen Texas 78503 3,625 Simon Property Group 225 W Washington Street Indianapolis IN 46204 729 Fair Oaks Mall Fairfax Virginia 22033 3,695 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 730 Chula Vista Mall ChulaVista California 91910 3,040 General Growth 110 N Wacker Dr. Chicago IL 60606 731 Rogue Valley Mall Medford Oregon 97501 2,895 General Growth 110 N Wacker Dr. Chicago IL 60606 732 Boise Town Square Boise Idaho 83704 3,540 General Growth 110 NWackerDr. Chicago IL 60606 733 Lakeside Mall Metalrie Louisiana 70002 3,643 Lakeside Mall 3301 Veteran’s Memorial Blvd Metairie LA 70002 734 Crabtree Valley Mall Raliegh North Carolina 27612 3,551 Plaza Associates 4325 Glentown Avenue Raleigh NC 27612 735 The Meadows Mall Las Vegas Nevada 89107 3,690 General Growth 110 N Wacker Dr. Chicago IL 60606 736 Galleria at Tyler Riverside California 32503 3,403 General Growth 110 NWackerDr. Chicago IL 60606 737 Sunrise Mall (TX) Brownsville Texas 78256 3,431 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 738 Peachtree Mall Columbus Georgia 31909 3,800 General Growth 110 NWackerDr. Chicago IL 60606 739 Woodbury Commons Central Valley New York 10917 4,214 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 740 Atlantic City Outlets Atlantic City New Jersey 8401 5,100 Cordlsh Company 601 East Pratt St 6th Floor Baltimore MD 21202 741 Las Americas SanYsidro California 4,500 JER International 4211 Camino De La Plaza Sutie 176 San Diego CA 92173 742 Woodbury Lakes Mall Woodbury Minnesota 55125 3,596 Red Development 4717 Central Avenue Kansas City MS 64112 743 The Gateway Salt Lake City Utah 84101 2,704 Inland Southwest Management LLC 2901 Butterfield Rd Oak Brook IL 60523 744 University Mall (UT) Orem Utah 84097 3,942 Woodbury Corporation 2733 E Parley Way Suite 300 Salt Lake City UT 84109 745 Provo Town Center Provo Utah 84601 3,286 General Growth 110 N Wacker Dr. Chicago IL 60606 746 Palm Desert Mall Palm Desert California 92260 3,048 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 747 Camarillo Outlets Camarillo California 93010 2,925 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 748 Cielo Vista Mall El Paso Texas 79925 3,536 Simon Property Group 225 W Washington Street Indianapolis IN 46204 749 Northlake Mall Charlotte North Carolina 28216 3,071 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303
750 Fayette Mall Lexington Kentucky 40503 3,502 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 751 Marley Station Glenn Bumie Maryland 21061 3,500 Mills Corporation 225 W Washington Street Indianapolis IN 46204 752 Shops at Saucon Valley Bethlehem Pennsylvania 18034 3,400 Saucon Valley Venture LLC 6410 Popar Avenue Suite 850 Memphis TN 3819 753 Great Mall Milpilas Milpitas California 95035 3,800 Mills Corporation 225 W Washington Street Indianapolis IN 46204 754 Oakland Mall Troy Michigan 48083 4,000 Oakland Mall LLC 39577 Woodward Avenue Suite 110 Bloomfield Hills Ml 48304 755 Albany Mall Albany Georgia 31707 3,676 Aronov Realty Management 3500 Eastern Bivd Montgomery AL 36116 756 Rock Hill Gallena Rock Hill South Carolina 29730 3,500 General Growth 110 N Wacker Dr. Chicago IL 60606 757 Lindale Mall Cedar Rapids Iowa 52402 3,668 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 758 Citadel Mall (SC) Charleston South Carolina 29407 2,960 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 759 Westgate Mall (MA) Brockton Massachusetts 2301 2,964 Jones Lang LaSalle 3424 Peachtree Road NE Suite 300 Atlanta GA 3032676D 760 RimrockMall Billiing3 Montana 59102 3,800 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 761 Eastridge Mall (CA) San Jose California 95122 3,335 General Growth 110 NWacker Dr. Chic ago IL 60606 762 Uniontown Mall Unlontown Pennsylvania 15401 3,513 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 763 Crossroads Mall (WV) Breckley West Virginia 25800 3,620 Prelt-Rubin 200 South Broad Street Philadelphia PA 19102 764 Coral Square Mall Coral Springs Florida 33071 3,880 Simon Property Group 225 W Washington Street Indianapolis IN 46204 765 Turtle Creek Mall Hattiesburg Mississippi 39402 3,430 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 766 MacArthur Center Norfolk Virginia 23510 3,554 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 767 Forest Mall Fond Du Lac Wisconsin 54935 3,533 Simon Property Group 225 W Washington Street Indianapolis IN 46204 768 Tacoma Mall Tacoma Washington 98409 3,587 Simon Property Group 225 W Washington Street Indianapolis IN 46204 769 Fingeriakes Mall Auburn New York 13022 3,591 Jones Lang LaSalle 3424 Peachtree Road NE Suite 300 Atlanta GA 30326 770 Firewheel Town Center Garland Texas 75040 3,654 Simon Property Group 225 W Washington Street Indianapolis IN 46204 771 Newgate Mall Ogden Utah 84405 3,456 General Growth 110 N Wacker Dr. Chicago IL 60606 772 Legends at Village West Kansas City Kansas 66109 3,384 Red Development 4717 Central Avenue Kansas City MS 64112 773 Shoppes at La Cantera San Antonio Texas 78256 3,246 General Growth 110 N Wacker Dr. Chicago IL 60606 774 Highland Mall Austin Texas 78752 3,742 General Growth 110 NWacker Dr. Chicago IL 60606 775 Indian River Mall Vero Beach Florida 32966 2,912 General Growth 110 NWacker Dr. Chicago IL 60606 776 Northshore Square Mall Slldell Louisiana 70460 3,398 Sizeler Properties 4200 Regent Street Suite 210 Columbus OH 43219 777 Northridge Mall Northridge California 91324 3,758 General Growth 110 N Wacker Dr. Chicago IL 60606 778 Montclair Plaza Montclair California 91763 3,501 General Growth 110 NWacker Dr. Chicago IL 60606 779 Piedmont Mall Danville Virginia 24540 3,500 General Growth 110 N Wacker Dr. Chicago IL 60606 780 Santa Rosa Mall Santa Rosa California 95401 3,201 Simon Property Group 225 W Washington Street Indianapolis IN 46204 781 Irvine Spectrum Center Irvine California 92618 3,430 Irvine Company 100 Innovation Dr Irvine CA 92617 782 Layton Hills Mall Layton Utah 84041 3,281 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 783 Aurora Mall Aurora Colorado 80012 3,700 Simon Property Group 225 W Washington Street Indianapolis IN 46204 784 Southaven Towne Center Southaven Mississippi 38671 3,090 CBL Si Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 785 Eastern Shores Spanish Fort Alabama 36527 3,500 MG Herring Group 5710 LBJ Freeway Suite 450 Dallas TX 75240 786 Mt. Berry Square Rome Georgia 30165 3,205 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 787 Dolphin Mall Miami Florida 33172 4,689 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 788 Santa Anita Mall Arcadia California 91007 3,335 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 789 Fresno Fashion Fair Fresno California 93710 3,794 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401 790 Settlers Green North Conway New Hampshire 3860 4,171 OVP Management 13 Settlers Green North Conway NH 3860 791 Northridge Mall (CA) Salinas California 93906 3,840 Macerich Company 401 Wilshire Boulevard Suite 700 Santa Monica CA 90401

792 Newpark Mall Newark California 94560 3.012 General Growth 110 N Wacker Dr. Chicago IL 60606 793 Las Vegas Fashion Outlets Primm Nevada 89019 4,200 Talisman Company 5420 Kietzke LaneSuite 103 Reno NV 39511 794 Seattle Premium Outlets Tulalip Washington 98271 2,935 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 795 Solano Mall Fairffeld California 94533 3,089 Weslfield 11601 Wiltshire Boulevard Los Angeles CA 90025 796 Weberstown Mall Stockton California 95207 3,790 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43215 797 Walnut Square Mall Dalton Georgia 30721 2,901 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 798 Longview Mall Longview Texas 75604 4,000 Simon Property Group 225 W Washington Street Indianapolis IN 46204 799 Foothills Mall (TN) Maryville Tennessee 37801 3,600 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 800 North Georgia Outlets Dawsonville Georgia 30534 4,014 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068 801 Central Mali (OK) Lawton Oklahoma 73501 3,174 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 802 Pittsburgh Mills Tarentum Pennsylvania 15084 3,321 Mills Corporation 225 W Washington Street Indianapolis IN 46204 803 Prien Lake Mall Lake Charles Louisiana 70601 3,760 Simon Property Group 225 W Washington Street Indianapolis IN 46204 804 Metropolis Mall Plainfield Indiana 46168 3,300 North Shore Properties 5252 E 82nd StreetSuite 300 Indianapolis IN 46250 805 Volusia Mall Daytona Beach Florida 32114 2,945 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 806 Mainplace Mall Santa Ana California 92705 3,100 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 807 Rolling Oaks Mall San Antonio Texas 78247 2,979 Simon Property Group 225 W Washington Street Indianapolis IN 46204 809 Bradley Square Cleveland Tennessee 37312 3,482 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 810 Gumee Mills Mall Gumee Illinois 60031 3,500 Mills Corporation 225 W Washington Street Indianapolis IN 46204 811 Tucson Mall Tucson Arizona 85705 3,198 General Growth 110 N Wacker Dr. Chicago IL 60606 812 Lakewood Center Lakewood California 90712 3,500 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 813 South Towne Center Salt Lake City Utah 84070 3,000 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 814 Streets at Southpoint Durham North Carolina 27713 3,845 General Growth 110 N Wacker Dr. Chicago IL 60606 815 Auburn Mall (MA) Auburn Massachusetts 1501 3,510 Simon Properly Group 225 W Washington Street Indianapolis IN 46204 816 Tanger Park City Outlets Park City Utah 84098 4,500 Tanger Properties, L.P. 3200 Northline AvenueSuite 360 Greensboro NC 27408 817 Horizon Outlet Center Tulare California 93274 4,000 Horizon Group Properties Inc 6250 N. River RdSuite 10400 Rosemont IL 60018 818 Glendale Galleria Glendale California 91210 2,864 General Growth 110 N Wacker Dr. Chicago IL 60606 819 Port Charlotte Town Center Port Charlotte Florida 33948 3,457 Simon Property Group 225 W Washington Street Indianapolis IN 46204 820 Hot Springs Mall HotSprings Arkansas 71913 3,849 Aronov Realty Management 3500 Eastern Blvd Montgomery AL 36116 821 Summit Sierra Reno Nevada 89511 3,502 Bayer Properties Inc. 2222 Arlington Ave. Birmingham AL 35205 822 Regency Square (FL) Jacksonville Florida 32225 2,863 General Growth 110 N Wacker Dr. Chicago IL 60606 823 Stonebriar Mall Frisco Texas 75034 3,242 General Growth 110 N Wacker Dr. Chicago IL 60606 824 Tanger Locust Grove Locust Grove Georgia 30248 5,300 Tanger Properties, L.P. 3200 Northline AvenueSuite 360 Greensboro NC 27408 825 Northpark Mall Dallas Texas 75225 3,520 Nasher 8080 N Central ExpresswaySuite 100 Dallas TX 75206 826 Horton Plaza San Diego California 92101 3,500 Westfield 11601 Willshire Boulevard Los Angeles CA 90025 827 Pierre Bossier Bossier Louisiana 71111 3,412 General Growth 110 N Wacker Dr. Chicago IL 60606 828 Mall at Turtle Creek Suite 200 Jonesboro Arkansas 72401 3,500 David Hocker 1901 Frederica Street Owensboro KY 42301 829 Tanger Lincoln City Lincoln City Nebraska 97367 4,297 Tanger Properties, UP. 3200 Northline AvenueSuite 360 Greensboro NC 27408 830 Branson Landing Branson Missouri 65616 3,054 The Mills Corp 3027 W Highway 76Suite B Branson MO 65616 831 Briarwood Mall Ann Arbor Michigan 48180 4,344 Mills Corporation 225 W Washington Street Indianapolis IN 46204 832 Shops at Sunset Miami Florida 33143 3,116 Simon Property Group 225 W Washington Street Indianapolis IN 46204 833 Columbiana Centre Columbia South Carolina 29212 3,925 General Growth 110 N Wacker Dr. Chicago IL 60606 834 Westminster Mall Westminster California 92683 3,850 Simon Property Group 225 W Washington Street Indianapolis IN 46204 835 West Oaks Mall (FL) Orlando Florida 34761 3,504 General Growth 110 N Wacker Dr. Chicago IL 60606 836 Victoria Mall (TX) Victoria Texas 77904 3,500 Hull Storey Retail Group 3632 Wheeler Road Augusta GA 30909 837 Merced Mall Merced California 95348 3,446 Codding Enterprises 1400 Valley House Dr.Suite 100 Rohnert Park CA 94928 838 Woodbum Company Store Woodbum Oregon 97071 4,668 Craig Realty Group 1500 Quail StreetSuite 100 Newport Beach CA 92660 839 Bonlta Lakes Meridian Mississippi 39301 2,977 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 840 Carriage Crossing Memphis Tennessee 38017 3,499 Wilson 2500 Windy Ridge ParkwaySuite 160 Atlanta GA 30339 841 Killeen Mall Killeen Texas 76543 3,089 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 842 Town East (TX) Mesquite Texas 75150 2,963 General Growth 110 N Wacker Dr. Chicago IL 60606 843 Willowbend Mall Piano Texas 75093 3,416 Taubman 200 E Long Lake RoadSuite 300 Bloomfieid Hilts Ml 48303 844 Glynn Place Brunswick Georgia 31525 3,120 Colonial Properties 2101 6th Ave NorthSuite 750 Birmingham AL 35203 845 Oakbrook Center Oakbrook Illinois 60523 2,997 General Growth 110 N Wacker Dr. Chicago IL 60606 846 Visalia Mall Visalia California 93277 4,000 General Growth 110 N Wacker Dr. Chicago IL 60606 847 Tanger Gonzales Outlets Gonzales Louisiana 70737 4,000 Tanger Properties, L.P. 3200 Northline AvenueSuite 360 Greensboro NC 27408 848 Rosedale Center Roseville Minnesota 55113 3,390 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 849 Magic Valley Mall Twin Falls Idaho 3,353 Woodbury Corporation 2733 E Parley WaySuite 300 Salt Lake City UT 84109 850 Galleria at Sunset Henderson Nevada 89014 3,802 Forest City Enterprises 100 Terminal Tower Cleveland OH 44113 851 Fair Oaks Mall Columbus Indiana 47201 2,854 Veritas Realty 930 E 66th Street Indianapolis IN 46220 852 Grand Teton Mall Idaho Falls Idaho 83404 3,600 General Growth 110 N Wacker Dr. Chicago IL 60606 853 Mesilla Valley Mall Las Cruces New Mexico 1502 3,968 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 Atlanta GA 30326 854 Irving Mall (TX) Irving Texas 75062 3,974 Simon Property Group 225 W Washington Street Indianapolis IN 46204 855 Capitola Mall Capitola California 95010 3,431 Macerich Company 401 Wilshire BoulevardSuite 700 Santa Monica CA 90401 856 Jordan Landing West Jordan Utah 84084 3,798 Foursquare Properties 5850 Avenida EncinasSuite A Cartsnad CA 92008 857 Red Cliffs Mall St. George Utah 84790 3,331 General Growth 110 N Wacker Dr. Chicago IL 60606 858 Bayshore Town Center Milwaukee Wisconsin 53217 3,502 Steiner and Associates, Inc. 4200 Regent StreetSuite210 Columbus OH 43219 859 Tanger Commerce II Commerce Georgia 30529 4,000 Tanger Properties, L.P. 3200 Northline AvenueSuite360 Greensboro NC 27408 860 Fashion Place Murray Utah 84107 3,671 General Growth 110 N Wacker Dr. Chicago IL 60606 861 West Oaks (TX) Houston Texas 77082 3,500 Jones Lang LaSalle 3424 Peachlree Road NESuite 300 Atlanta GA 30326 862 Waterford Lakes Town Center Orlando Florida 32828 3,128 Simon Property Group 225 W Washington Street Indianapolis IN 46204 863 Brea Mall Brea California 92821 3,400 Simon Property Group 225 W Washington Street Indianapolis IN 46204 864 Lloyd Center Portland Oregon 97232 4,060 Glimcher Properties Ltd 150 East Gay Street Columbus OH 43215 865 Columbia Center (WA) Kennewick Washington 99336 3,361 Simon Property Group 225 W Washington Street Indianapolis IN 46204 866 Willowbrook Mall (TX) Houston Texas 77070 3,248 General Growth 110 N Wacker Dr. Chicago IL 60606 867 Oak Park Mall Overland Park Kansas 66214 3,355 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 868 Merritt Square Merritt Island Florida 32952 3,650 Thor Merritt Square 139 Fifth Avenue New York NY 10010 869 Mall at Stonecrest Lithonla Georgia 30038 3,200 Forest City Enterprises 100 Terminal Tower Cleveland OH 44113 870 Hershey Outlets Hershey Pennsylvania 17033 4,065 FSH Associates 120 N Pointe BlvdSuite 301 Lancaster PA 17601 871 Shoppes at Montage Moosic Pennsylvania 18507 3,500 Jeffery R. Anderson Realty 3805 Edwards RoadSuite 700 Cincinnati OH 45209 872 Round Rock Outlets Round Rock Texas 78664 3,824 Chelsea Property Group 105 Eisenhower Parkway Roseland NJ 7068

873 Coconut Point Estero Florida 33928 3,175 Simon Property Group 225 W Washington Street IndianapolisIN 46204 874 Gulfview Square Port Riohey Florida 34668 3,850 Simon Property Group 225 W Washington Street IndianapolisIN 46204 875 Village at Sandhill Columbia South Carolina 29229 3,804 Hill Partners 10 Flintlake Rd ColumbiaSC 29223 876 Pinnacle Hills Rogers Arkansas 72758 3,690 General Growth 110 N Wacker Dr. ChicagoIL 60606 877 Green Oaks Village Brighton Michigan 48116 3,500 Lormax One Town SquareSuite 1600 SouthfieldMl 75201 878 Shops at Fallen Timbers Suite1599 Maumee Ohio 43537 3,545 General Growth Properties 110 N Wacker Dr. ChicagoIL 60606 879 Greene Town Center Beavercreek Ohio 45440 2,873 Steiner and Associates, Inc. 4200 Regent StreetSuite 210 ColumbusOH 43219 880 Topanga Plaza CanogaPark California 91303 3,907 Westfield 11601 Willshire Boulevard LosAngelesCA 90025 881 Miromar Outlets Estero Florida 33928 4,000 Mirormar 10801 Corkscrew RdSuite 305 EsteroFL 33928 882 Rio Grande Outlets Mercedes Texas 78570 4,284 Chelsea Property Group 105 Eisenhower Parkway RoselandNJ 7068 883 Southgate Mall Missoula Montana 59801 3,057 Southgate Mall Associates 3011 American Way MissoulaMT 59808 884 International Plaza Tampa Florida 33607 4,000 Taubman 200 E Long Lake RoadSuite 300 Bloomfield Hills Ml 48303 885 Lake Buena Vista Outlets Orlando Florida 32821 4,000 Lake Buena Vista Joint Venture 1725 University DriveSuite 450 Coral SpringsFL 33071 886 Prime Outlets at Gulfport Qulfport Mississippi 39503 4,847 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 887 Hillsboro Outlets Hillsboro Texas 76645 4,015 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 888 Mall Del Norte Laredo Texas 78041 3,800 CBL & Associates 2030 Hamilton Place Blvd ChattanoogaTN 37421 889 Pinnacle at Tutwiler Farm Birmingham Alabama 35235 3,480 Colonial Properties 21016th Ave NorthSuite 750 BirminghamAL 35203 890 Leesburg Premium Outlets Suite 1625 Leesburg Virginia 20176 3,467 Chelsea Property Group 105 Eisenhower Parkway RoselandNJ 7068 891 Prime Outlets at Queenstown Queenstown Maryland 21658 4,000 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 892 Arden Fair Mall Ste1167 Sacramento California 95815 2,867 Macerich Company 401 Wilshire BoulevardSuite 700 Santa MonicaCA 90401 893 Southlake Town Square Dallas Texas 76092 3,365 SLTS Grand Ave, LP 1256 Main StreetSuite 240 SouthlakeTX 76092 894 Sacramento Gateway Sacramento California 95815 3,494 Opus Northwest 10350 Bren Road West MinnetonkaMN 55343 895 Prime Outlets Lebanon Lebanon Tennessee 37090 3,759 Prime Retail, LP. 326 Third Street LakewoodNJ 8701 896 Tanger Outlet Myrtle Beach Myrtle Beach South Carolina 29572 3,490 Tanger Properties, L.P. 3200 Northline AvenueSuite 360 GreensboroNC 27408 897 Galleria at Centerville Centerville Georgia 31028 3,056 Zamias 300 Market Street JohnstownPA 15901 898 Oak Hollow High Point North Carolina 27262 3,190 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 899 Aiken Mall Suite 335 Aiken South Carolina 29803 2,989 Verilas Realty 930 E 66th Street IndianapolisIN 46220 900 Town Center at Olay Ranch Chula Vista California 91915 3,500 General Growth 110 N Wacker Dr. ChicagoIL 60606 901 Randolph Mall Asheboro North Carolina 27203 3,653 CBL & Associates 2030 Hamilton Place Blvd ChattanoogaTN 37421 902 Brazos Mall Lake Jackson Texas 77566 3,537 Prime Retail, UP. 326 Third Street LakewoodNJ 8701 903 Manassas Mall Manassas Virginia 20109 3,400 Vomado 210 Route 4 East ParamusNJ 7652 904 Promenade at Bolingbrook Bolingbrook Illinois 60440 3,600 Forest City Enterprises 100 Terminal Tower ClevelandOH 44113 905 Prime Outlets Oshkosh Oshkosh Wisconsin 54904 3,500 Prime Retail, LP. 326 Third Street LakewoodNJ 8701 906 Superman of the Great Northwest Suite 1268 Aubum Washington 98001 4,630 Glimcher Properties Ltd 150 East Gay Street ColumbusOH 43215 907 Tanger Tllton Tilton New Hampshire 3276 3,500 Tanger Properties, LP. 3200 Northline AvenueSuite 360 GreensboroNC 27408 908 Pembroke Lakes Mall Pembroke Pines Florida 33026 4,064 General Growth 110 N WackerDr. ChicagoIL 60606 909 Puente Hills Mall Industry California 91748 3,419 Glimcher Properties Ltd 150 East Gay Street ColumbusOH 43215 910 Cache Valley Mall Logan Utah 84341 3,253 General Growth 110 N WackerDr. ChicagoIL 60606 911 Chesapeake Square Mall Chesapeake Virginia 23321 3,568 Simon Properly Group 225 W Washington Street IndianapolisIN 46204 912 Cottonwood Mall Alburquerque NewMexico 87114 3,025 Simon Property Group 225 W Washington Street IndianapolisIN 46204 913 Plaza at West Covina WestCovina California 91790 3,269 Westfield 11601 Willshire Boulevard LosAngelesCA 90025 914 ShawneeMall Shawnee Oklahoma 74804 3,946 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 915 Antelope Valley Mall Palmdale California 93551 3,088 Forest City Enterprises 100 Terminal Tower ClevelandOH 44113 916 Cascade Mall Burlington Washington 98233 3,426 Macerich Company 401 Wilshire BoulevardSuite 700 Santa MonicaCA 90401 917 Eagle Ridge Mall LakeWales Florida 33859 3,500 General Growth HONWackerDr. ChicagoIL 60606 918 Westside Pavilion LosAngeles California 90064 3,858 Macerich Company 401 Wilshire BoulevardSuite 700 Santa MonicaCA 90401 919 Valley Mall Yaklma Washington 98903 3,646 Valley Mall LLC 7455 SW Bridgeport RoadSuite 205 TigardOR 97224 920 Hickory Point Mall Forsylh Illinois 62535 3,500 CBL & Associates 2030 Hamilton Place Blvd ChattanoogaTN 37421 921 Prime Outlets Oriando Orlando Florida 32819 4,500 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 922 San Tan Village Gilbert Arizona 85296 3,593 Macerich Company 401 Wilshire BoulevardSuite 700 Santa MonicaCA 90401 924 Tanger Outlets Lancaster Lancaster Pennsylvania 17602 3,910 Tanger Properties, L.P. 3200 Northline AvenueSuite 360 GreensboroNC 27408 925 Outlet Shopps El Paso El Paso Texas 79932 4,400 Horizon Group Properties Inc 6250 N. River RdSuite 10400 RosemontIL 60018 926 Avenue Webb Gin Snellville Georgia 30078 3,152 Cousins 191 Peachtree Street NESuite 3600 AtlantaGA 30303 927 Town Square Las Vegas LasVegas Nevada 89119 3,318 Tumberry P.O.BoxBOOODept 976 BuffaloNY 14267 929 Las Palmas Marketplace El Paso Texas 79936 3,500 ADD Holdings 5823 N. MesaSuite 195 El PasoTX 79912 930 Mesa Mall Grand Junction Colorado 81505 3,652 Macerich Company 401 Wilshire BoulevardSuite 700 Santa MonicaCA 90401 931 Tempe Marketplace Suite 350 Tempe Arizona 85281 3,516 Vestar Development 2425 E Cametback RoadSlute750 PhoenixAZ 85016 932 Pinnacle at Turkey Creek Knoxville Tennessee 3,267 Colonial Properties 21016th Ave NorthSuite 750 BirminghamAL 35203 933 Hamburg Pavilion Lexington Kentucky 40509 4,000 Thomas 45 Ansley Drive NewmanGA 30263 934 The Loop Kissimmee Florida 34741 3,353 Wilder 800 Boylston StreetSuite 1300 BostonMA 2199 935 Prime Outlets Lee Lee Massachusetts 1238 4,382 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 936 Allen Premium Outlets Allen Texas 75013 4,066 Chelsea Property Group 105 Eisenhower Parkway RoselandNJ 7068 937 The Block at Orange Orange California 92868 3,400 Mills Corporation 225 W Washington Street IndianapolisIN 46204 938 Las Vegas Outlet LasVegas Nevada 89106 4,214 Chelsea Property Group 105 Eisenhower Parkway RoselandNJ 7068 939 Five Points Plaza Huntington Beach California 92648 4,125 Metrovation 225108TH AvenueNE Suite 520 BellevueWA 98004 940 Town Center Plaza Leawood Kansas 66211 3,971 DDR 5029 West 117th Street LeawoodKS 66211 941 Gateway Station FortWorth Texas 76028 3,225 Kimco Realty 3333 New Hyde Park Rd Suite 100 NewHydeParkNY 11042 942 Pacilic View Mall Ventura California 93003 3,683 Macerich Company 401 Wilshire BoulevardSuite 700 Santa MonicaCA 90401 943 Country Club Mall Cumberland Maryland 21502 3,600 JJGumberg 1051 Brinton Road PittsburghPA 15221 944 Midland Park Midland Texas 79705-3256 5,672 Simon Property Group 225 W Washington Street IndianapolisIN 46204 945 Highland Village Highland Village Texas 75077 3,212 Shops at Highland Village Developers 121 West ForsythSuite 200 JacksonvilleFL 32202 946 Burr Ridge Town Center Burr Ridge Illinois 60527 3,052 Opus Northwest 10350 Bren Road West Minnetonka MN 55343 947 Cumberland Mall Atlanta Georgia 30339 3,599 General Growth HONWackerDr. ChicagoIL 60606 948 South Park Mall San Antonio Texas 76224 3,500 Jones Lang LaSalle 3424 Peachtree Road NESuite 300 AtlantaGA 30326 949 Colonle Center Albany New York 12205 3,500 Feldman 2201 E. Camelback RdSuite 350 PhoenixAZ 85016 950 West County Mall Des Peres Missouri 63131 4,160 Westfield 11601 Willshire Boulevard LosAngelesCA 90025 951 Harrisburg Mall Harrisburg Pennsylvania 17111 4.586 Feldman 2201 E. Camelback RdSuite 350 PhoenixAZ B5016 952 Short Pump Town Center Richmond Virginia 23233 2,825 Forest City Enterprises 100 Terminal Tower ClevelandOH 44113 953 Prime Outlets Pismo Beach Pismo California 93449 3,500 Prime Retail, L.P. 326 Third Street LakewoodNJ 8701 954 Meadowood Mail Reno Nevada 89502 4,000 Simon Property Group 225 W Washington Street Indianapolis IN 46204

955 Rlverdate Village Goon Rapids Minnesota 55433 3,333 DDR 5029 West 117th Street Leawood KS 66211 956 Shops at Centerra Loveland Colorado 80530 3,960 Poag& McEwen 6410 Poplar Avenue Suite 850 Memphis TN 38119 957 Village at Stonecreek San Antonio Texas 78259 3,405 Reata 3300 Enterprise Parkway Beachwood OH 44122 958 Hill Country Galleria Bee Cave Texas 78738 3,727 Open Realty P.O. Box 8000 Dept 976 Buffalo NY 14267 959 North Hanover Mall Hanover Pennsylvania 17331 4,333 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 962 Warwick Mall Warwick Rhode Island 2886 247 Warwick Mall P.O. Box 2513 Providence Rl 2906 1004 West Coast Distribution Center Ontario California 91761 359,996 ProLogis 2817 E Cedar StreetSuite 200 Ontario CA 91761 2011 Jimmy’z Exton Square Exton Pennsylvania 19341 3,600 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 2012 Jimmy’Z Galleria at Tyler Riverside California 92503 3,503 Genera! Growth 110 N Wacker Dr. Chicago IL 60606 2013 Jimmy’z Wellington Green West Palm Beach Florida 33414 3,800 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 2014 JIMMYZ Woodlands Mall Suite 700 The Woodlands Texas 77380 3,327 General Growth 110 N Wacker Dr. Chicago IL 60606 2015 Jimmy’z Woodfield Mall Shaumburg Illinois 60173 4,283 Taubman 200 E Long Lake Road Suite 300 Bloomfield Hills Ml 48303 2016 JIMMY’Z Mall of America Bloomington Minnesota 55425 3,717 Simon Property Group 225 W Washington Slreet Indianapolis IN 46204 2017 Jimmy’z San Marcos Outlets San Marcos Texas 78666 4,012 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 2018 Jimmy’z Grove City Outlets Grove City P ennsylvania 16127 5,446 Prime Retail, L.P. 326 Third Street Lakewood NJ 8701 2019 Jimmy’z Logan Valley Mall Altoona Pennsylvania 16602 3,319 Preit-Rubin 200 South Broad Street Philadelphia PA 19102 2020 Jimmy’z St. Louis Galleria St. Louis Missouri 63117 3,500 General Growth 110 N Wacker Dr. Chicago IL 60606 2021 Jimmy’z Fox River Mall Appleton Wisconsin 54913 3,368 General Growth 110 N Wacker Dr. Chicago IL 60606 2022 Jimmy’z Hanes Mall Winslon-Salem North Carolina 27103 3,952 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 2023 Jimmy’z Manhattan Mall NewYork NewYoik 10001 4,500 Argent Ventures LLC 551 Fifth Avenue 34th Floor NewYork NY 10176 2024 Jimmy’z College Square Morristown Tennessee 37813 3,500 CBL & Associates 2030 Hamilton Place Blvd Chattanooga TN 37421 3009 Canadian Office Suite 208 Mississauga Ontario L4V1E3 1,391 Orlando Corporation 6205 Airport Road Mississauga Ontario L4V1E3 3011 Metropolis at Metrotown M175 Bumaby British Columbia V5H4P1 3524 IvanhoeCam 1001 Square Victoria bureau C-500 Montreal Quebec H2Z 2B5 3012 GuildfordTC 2608A Surrey British Columbia V3R7C1 3608 IvanhoeCam 1001 Square Victoria bureau C-500 Montreal Quebec H2Z2B5 3013 White Oaks Mall 491/495 London Ontario N6E1V4 3380 Redcliff 4040 University Avenue Suite 1200 Toronto Ontario M5J1T1 3014 Pickering Town Center 193 Pickering Ontario L1V1B8 3434 20 Vic 1355 Kingston Road Pickering Ontario L1V1B8 3015 FairviewPark E005 Kitchener Ontario N2C1X1 3026 Cadillac Fairview 20 Queen Street West 5th Floor Toronto Ontario MSH3R4 3016 Georgian Mall D016 Barrie Ontario L4M4Z8 3384 Cadillac Fairview 20 Queen Street West 5th Floor Toronto Ontario MSH3R4 3017 Oakville Place 121A Oakville Ontario L6H3H6 3191 IvanhoeCam 1001 Square Victoria bureau C-500 Montreal Quebec H2Z2B5 3018 Vaughan Mills 439 Vaughn Ontario L4K5W4 5095 IvanhoeCam 1001 Square Victoria bureau C-500 Montreal Quebec H2Z2B5 3019 DufferinMall 168 Toronto Ontario M6H4B1 3112 Oxford 130 Adelaide Street Suite 100 Toronto Ontario M5H3P5 3021 Square One 2-305 Mississauga Ontario L5B2C9 3447 Oxford 130 Adelaide Street Suite 100 Toronto Ontario M6H3P5 3022 Lime Ridge Mall 229B Hamilton Ontario L9A4X5 3135 Cadillac Fairview 20 Queen Street West 5th Floor Toronto Ontario MSM3R4 3023 Scarborough TC 46/47 Scarborough Ontario M1P4P5 3235 Oxford 130 Adelaide Street Suiteioo Toronto Ontario M5H3P5

ENCUMBERANCES Please see attached.

FLEET RETAIL/AEROPOSTALE/MSS DELAWARE
21694.00138
UCC Search Chart
2/14/08

																	OTHER
																	COLLATERAL
		FILING	SEARCH	TAX LIEN-	SECURED	FILING	FILING	ACCOUNTS		EQUIPMENT	EQUIPMENT		INVESTMENT	GENERAL	INTLLECTUAL	R.E. FIXTURE	AND/OR
DEBTOR	STATE	OFFICE	THRU DATE	SEELEGEND	CREDITOR	DATE	NUMBER	RECEIVABLE	INVENTORY	(ALL)	(SPECIFIC)	GOODS	PROPERTY	INTANGIBLES	PROPERTY	FILING	COMMENTS
					Fleet Retail Finance Inc. (Formerly known as BankBoston Retail Finance Inc.), as Agent	11/26/01	11535942

Aeropostale, Inc.	DE	SOS	10/31/07	F: C	Continuation	10/12/06	63529575	X	X	X		X	X	X	X		In Lieu Financing Statement
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit Corporation (Lessor)	2/11/02	20590376				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit Corporation	8/1/02	22024366				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit Corporation	8/2/02	20038556				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	1/29/03	30496334				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	4/11/03	30946346				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		Racine Joing Venturell, CBL & Associates Properties, Inc.	7/15/03	32010372	X	X	X		X	X				Security interest granted to Landlord by Tenant
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	5/3/04	41226796				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	4/12/05	51122523				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	7/11/05	52117746				X						Lease
Aeropostale, Inc.	DE	SOS	10/31/07		Georgia Square Mall	4/08/06	61389535	X	X	X		X	X				Security interest granted to Landlord by Tenant
Aeropostale, Inc.	DE	SOS	10/31/07		CBL & Associates Properties	5/30/06	6185994	X	X	X		X	X				Security interest granted to Landlord by Tenant
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	6/29/06	62246189				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	1/3/07	70016856				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	2/15/07	70608736				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	7/2/07	72496072				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	9/19/07	73541892				X
Aeropostale, Inc.	DE	SOS	10/31/07		IBM Credit LLC	10/24/07	74028519				X
					Fleet Retail Finance Inc. (Formerly known as BankBoston Retail Finance Inc.), as Agent	2/1/02	20282032

Aeropostale West, Inc.	DE	SOS	10/31/07		Continuation	10/12/06	63529559	X	X	X		X	X	X	X		In Lieu Financing Statement
Aero GC Management LLC	VA	SOS	11/02/07		No UCC Filings
Aero GC Management LLC	VA	SOS	11/02/07	F:C
Aero GC Management LLC	VA	Richmond City	11/07/07	S:C
Aero GC Management LLC	NY	SOS	11/02/00	F:C
Aero GC Management LLC	NY	New York County	10/28/07	S:C
Jimmy ‘Z Surf Co., Inc.	DE	SOS	11/01/07		No UCC Filings
Jimmy ‘Z Surf Co., Inc.	DE	SOS	11/01/07	F:C
Jimmy ‘Z Surf Co., Inc.	DE	New Castle County	11/01/07	S:C
Jimmy ‘Z Surf Co., Inc.	NY	SOS	11/02/07	S:C
Jimmy ‘Z Surf Co., Inc.	NY	New York County	10/28/07	S:C
F: Federal Tax Lien
S: State Tax Lien
J: Judgment Lien
C: Clear

1

21694.00138

FLEET RETAIL/AEROPOSTALE/MSS DELAWARE

UCC Search Chart

3/14/08

Aeropostale West, Inc.	DE	SOS	10/31/07		Fleet Retail Finance Inc. (Formerly known as BankBoston Retail Finance Inc.), as Agent Continuation	2/1/02 10/12/06	20282032 63529559	X	X	X		X	X	X	X		In Lieu Financing Statement
Aero GC Management LLC	VA	SOS	11/02/07		No UCC Filings												
Aero GC Management LLC	VA	SOS	11/02/07	F: C													
Aero GC Management LLC	VA	Richmond City	11/07/07	S:C													
Aero GC Management LLC	NY	SOS	11/02/00	F: C													
Aero GC Management LLC	NY	New York County	10/28/07	S:C													
Jimmy 'Z Surf Co., Inc.	DE	SOS	11/01/07		No UCC Filings												
Jimmy 'Z Surf Co., Inc.	DE	SOS	11/01/07	F: C													
Jimmy 'Z Surf Co., Inc.	DE	New Castle County	11/01/07	S:C													
Jimmy 'Z Surf Co., Inc.	NY	SOS	11/02/07	S:C													
Jimmy 'Z Surf Co., Inc.	NY	New York County	10/28/07	S:C													

F: Federal Tax Lien
S: State Tax Lien
J: Judgment Lien
C: Clear

2

Exhibit 4-7 Indebtedness None.

Exhibit 4-10 Capital Leases None.

Exhibit 4-13 Taxes None.

EXCLUDED ASSETS 1. Collateral as to which the security interest in favor of the Lender either (a) may not be perfected by the filing of a financing statement under the applicable Uniform Commercial Code or (b) as to which the Lender has elected not to perfect its security interest, for whatever reason. 2. To the extent not included in Item 1 above, real property leasehold interests.

Exhibit 5-5 Borrowing Base Certificate (See Attached) Tab Ola.

AEROPOSTALE, INC. REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION IF BORROWINGS ARE LESS THAN $75MM
E-MAIL TO: Gheisa Cruz at gheisa.m.cruz@bankofamerica.com Cert. No. FAX TO: (617) 434-4310 General Ledger Inventory as of: $- (A) Stated Inventory Advance Rate: 95.0% (B) Inventory Availability (A*B) $;___(C) Major Credit Card Receivables as of: $- (D) Major Credit Card Receivable Advance Rate: 85.0% (E) Major Credit Card Receivable Availability (D*E) -___(F) LESS Availability Reserves: Gift Certificates (50% of outstanding) $- Rent (2 months in WA, VA, PA) $- Other Availability Reserves (TBD based on results of field exam) $- TOTAL AVAILABILITY RESERVES $;___(G) Total Uncapped Borrowing Base (C+F-G) $- Total Capped Borrowing Base (not to exceed $150MM) $- (H) AVAILABILITY CALCULATION Beginning Principal Balance $- ADD: Prior days advance $- LESS: Prior day’s paydown $- Ending principal balance $- ADD: Standby Letters of Credit $ ADD: Documentary Letters of Credit ___ .. $- Total loan balance prior to request $- (I) Net availability prior to today’s request (H-I) $- (J) ADVANCE REQUEST $-___(K) Net availability after today’s request (J-K) $- (L)
The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Second Amended and Restated Loan and Security Agreement (the “Agreement”) among the Borrower and Bank of America, N.A.; (b) the information set forth above is complete and correct; (c) no “Default” (as defined in the Agreement) is presently in existence; and (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Loan Parties’ obligation for sales tax on account of sales since the most recent borrowing under the Agreement. Authorized Signer

AEROPOSTALE, INC. REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION IF BORROWINGS EXCEED $75MM
E-MAIL TO: Gheisa Cruz at gheisa.m.cruz@bankofamerica.com Cert. No. FAX TO: (617) 434-4310 Stock Ledger Inventory at Cost as of: $- .. LESS Inventory Reserves: Shrink $ RTVs ___.. $- .. Damaged Inventory ___.. $- .. Other Inventory Reserves (TBD based on results of field exam) ___.. $- .. TOTAL INVENTORY RESERVES $ Eligible Inventory, as of: $(A)
Effective Inventory Advance Rate: Appraised NOLV of Eligible Inventory Inventory Advance Percentage TBD (B)
(85% of Appraised NOLV of TBD based on updated appraisal .. TBD Eligible Inventory) Inventory Availability (A*B) #VALUE!(C) Major Credit Card Receivables as of: _$- (D) Major Credit Card Receivable Advance Rate: 85.0% (E) Major Credit Card Receivable Availability (D*E) -___(F) LESS Availability Reserves: Gift Certificates (50% of outstanding) _$- Rent (2 months in WA, VA, PA) _$- Other Availability Reserves (TBD based on results of field exam) _$- TOTAL AVAILABILITY RESERVES _$-___(G) Total Uncapped Borrowing Base (C+F-G) #VALUE! Total Capped Borrowing Base (not to exceed $150MM) #VALUE!(H) AVAILABILITY CALCULATION Beginning Principal Balance _$- ADD: Prior days advance _$- LESS: Prior day’s paydown _$- Ending principal balance _$- ADD: Standby Letters of Credit $ ADD: Documentary Letters of Credit _$- Total loan balance prior to request _$- (I) Net availability prior to today’s request (H-l) (J) ADVANCE REQUEST $(K) Net availability after today’s request (J-K) (L) The undersigned represents and warrants that (a) the information set forth above has been prepared in accordance with the requirements of the Second Amended and Restated Loan and Security Agreement (the “Agreement”) among the Borrower and Bank of America, N.A.; (b) the information set forth above is complete and correct; (c) no “Default” (as defined in the Agreement) is presently in existence; and (c) all or a portion of the advance requested hereby will be set aside by the Borrower to cover 100% of the Loan Parties’ obligation for sales tax on account of sales since the most recent borrowing under the Agreement. Authorized Signer

BONDS & DEPOSITS Aeropostale, Inc has guaranteed Jimmy’Z Surf Co., Inc.’s store operating leases.